UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22250

PIMCO ETF Trust

(Exact name of registrant as specified in charter)

650 Newport Center Drive, Newport Beach, CA 92660

(Address of principal executive office)

Trent W. Walker

Treasurer (Principal Financial & Accounting Officer)

PIMCO ETF Trust

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

Brendan C. Fox

Dechert LLP

1900 K Street, N.W.

Washington, D.C. 20006

Registrant’s telephone number, including area code: (888) 400-4383

Date of fiscal year end: June 30

Date of reporting period: December 31, 2016

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

• PIMCO ETF Trust

PIMCO ETF Trust

Semiannual Report

December 31, 2016

Index Exchange-Traded Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Actively-Managed Exchange-Traded Funds

PIMCO Diversified Income Active Exchange-Traded Fund

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

PIMCO Low Duration Active Exchange-Traded Fund

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

PIMCO Total Return Active Exchange-Traded Fund

		Page

Chairman’s Letter		2
Important Information About the Funds		4
Expense Examples		21
Financial Highlights		22
Statements of Assets and Liabilities		26
Statements of Operations		28
Statements of Changes in Net Assets		30
Statements of Cash Flows		34
Notes to Financial Statements		104
Glossary		126
Approval of Investment Management Agreement		127

Fund	Fund Summary	Schedule of Investments

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	7	35
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	8	36
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	9	37
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	10	38
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	11	39
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	12	40
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	13	47
PIMCO Diversified Income Active Exchange-Traded Fund	14	53
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	15	61
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	16	66
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	17	77
PIMCO Low Duration Active Exchange-Traded Fund	18	81
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	19	88
PIMCO Total Return Active Exchange-Traded Fund	20	91

This material is authorized for use only when preceded or accompanied by the current PIMCO ETF Trust prospectus.

Chairman’s Letter

Dear Shareholder,

Please find enclosed the Semiannual Report for the PIMCO ETF Trust covering the six-month reporting period ended December 31, 2016. The following pages contain specific details about the investment performance of each Fund and a discussion of the factors that most affected performance over the reporting period.

In June 2016, the unexpected outcome of the U.K. “Brexit” referendum dominated headlines and market movements. Volatility rose as a result and sovereign yields rallied significantly, while risk assets generally underperformed. Steadier commodity prices and fiscal stimulus in China helped bolster market sentiment, even as central banks remained on hold ahead of the Brexit referendum. Softer-than-expected employment data in the U.S. pushed market expectations for the next Federal Reserve (“Fed”) interest rate hike further out into the future, with the Fed continuing to hold rates steady through the end of November.

Leading up to the November 8th U.S. presidential election, investors generally shook off the surprising result of the Brexit referendum, along with a host of political developments including new leadership in the U.K. and Brazil, and a coup attempt in Turkey. In this environment, volatility generally remained low and risk assets rallied. Central banks featured prominently in the headlines as monetary policy concerns (in particular, the longevity of central bank support) lingered beneath the seemingly benign market environment. The Bank of Japan’s “comprehensive review,” inaction by the European Central Bank (“ECB”), and the Fed’s solidifying path towards a potential interest rate increase in December 2016 all contributed to sovereign yields generally rising during this period. Still, equities moved higher (U.S. stock indices set record highs), credit spreads tightened, and emerging market assets continued to gain.

In the wake of the not expected result of the U.S. election, volatility fell, equities rallied, credit spreads continued to tighten and the U.S. dollar strengthened. In contrast, interest rates rose dramatically as most markets focused on the pro-growth and inflationary potential of fiscal expansion, tax cuts, and deregulation. Part of the rise in interest rates was also due to a sharp increase in inflation expectations. Despite the generally positive risk sentiment towards the end of the reporting period, emerging markets weakened as protectionist rhetoric from the incoming administration weighed on the asset class.

Finally, the ECB at its December 8th meeting opted to leave its main policy rate unchanged and announced an expansion of its Quantitative Easing program to exceed $2.4 trillion by the end of 2017. And on December 14th, the Fed raised its key lending rate, the Federal Funds Rate, by 0.25% to a range of 0.50%-0.75%, representing their second rate increase in ten years.

Highlights of the financial markets during the six-month reporting period include:

∎

U.S. Treasuries, as represented by the Bloomberg Barclays U.S. Treasury Index, declined 4.11% for the reporting period. Yields rose across the U.S. Treasury yield curve in reaction to the Fed’s interest rate increases, rising concern over inflation and strong investor risk appetite. The benchmark ten-year U.S. Treasury note yielded 2.45% at the end of the reporting period, up from 1.49% on June 30, 2016.

∎

U.S. Treasury Inflation-Protected Securities (“TIPS”), as represented by the Bloomberg Barclays U.S. TIPS Index, declined 1.47% over the reporting period. Global inflation-linked bonds (“ILBs”), as represented by the Bloomberg Barclays Universal Government Inflation-Linked Bond Index, declined 2.01% over the reporting period. Global interest rates saw a steady rise over the reporting period, creating a headwind for inflation-linked bond returns, as market participants questioned the longevity of global central bank support. U.S. TIPS, while posting negative absolute returns, saw significant outperformance versus comparable nominal U.S. Treasuries as the surprise U.S. election result fueled inflation fears and resulted in a significant jolt higher in U.S. breakeven inflation rates. Globally, U.K. index-linked Gilts also saw significant outperformance relative to nominal Gilts as the British pound continued to depreciate and feed into higher inflation readings.

2	PIMCO ETF TRUST

∎

U.S. investment grade credit, as measured by the Bloomberg Barclays U.S. Credit Index, declined 1.78% over the reporting period as yields spiked in the second half of the reporting period. However, global investment grade corporate spreads tightened alongside the sell-off in yields, benefiting from investor optimism stemming from a pro-business policy agenda from the incoming U.S. administration, in addition to strong demand for stable income. The U.S. short-dated high yield debt market, as represented by the BofA Merrill Lynch 0-5 Year U.S. High Yield Constrained Index, returned 7.35% over the reporting period.

∎

Tax-exempt municipal bonds, as represented by the Bloomberg Barclays Municipal Bond Index, declined 3.91% over the reporting period. Rising U.S. Treasury yields, elevated municipal bond supply coupled with reduced demand depressed municipal bond returns over the reporting period. Much of the sell-off occurred after the U.S. election as investors weighed what impact the new administration will have on tax policy, healthcare reform and infrastructure spending. New municipal bond issue supply in 2016 reached a record-breaking $446 billion, while flows into municipal bond mutual funds turned negative for the first time in over a year.

If you have any questions regarding the PIMCO ETF Trust, please contact your financial adviser, or call one of our shareholder associates at 888.400.4ETF (888.400.4383). We also invite you to visit our website at www.pimcoetfs.com to learn more about PIMCO ETFs.

Thank you again for the trust you have placed in us. We are privileged to serve you through our ETF offerings.

Sincerely, Brent R. Harris Chairman of the Board, PIMCO ETF Trust February 21, 2017

Past performance is no guarantee of future results. Unless otherwise noted, index returns reflect the reinvestment of income dividends and capital gains, if any, but do not reflect fees, brokerage commissions or other expenses of investing. It is not possible to invest directly in an unmanaged index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	3

Important Information About the Funds

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund, PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund, PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund, PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund, PIMCO Broad U.S. TIPS Index Exchange-Traded Fund, PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund, and PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund are exchange-traded funds (“ETFs”) that seek to provide total return that closely corresponds, before fees and expenses, to the total return of a specified index (collectively, the “Index Funds”). Each Index Fund employs a representative sampling strategy in seeking to achieve its investment objective. In using this strategy, PIMCO seeks to invest in a combination of instruments such that the portfolio effectively provides exposure to the underlying index. The Fund may not track its underlying index with the same degree of accuracy as a fund that replicates the composition and weighting of the underlying index. The PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Enhanced Short Maturity Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund, PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund, PIMCO Low Duration Active Exchange-Traded Fund, PIMCO Short Term Municipal Bond Active Exchange-Traded Fund and PIMCO Total Return Active Exchange-Traded Fund, unlike the Index Funds, are actively managed ETFs that do not seek to track the performance of a specified index (collectively, the “Active Funds” and together with the Index Funds, the “Funds”). Shares of the Funds will be listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for each Fund’s shares may be different from the Fund’s net asset value (“NAV”). Each Fund issues and redeems shares at its NAV only in blocks of a specified number of shares (“Creation Units”). Only certain large institutional investors may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares from the Funds at NAV.

The Funds invest in particular segments of the securities markets, which are not representative of the broader securities markets. We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates may trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities and other instruments held by the Funds are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). In addition, changes in interest rates can be sudden and unpredictable, and there is no guarantee that Fund management will anticipate such movement accurately. The Funds may lose money as a result of movements in interest rates.

As of the date of this report, interest rates in the U.S. and many parts of the world, including certain European countries, are near historically low levels. As such, bond funds may currently face an increased exposure to the risks associated with a rising interest rate environment. This is especially true as the Fed ended its quantitative easing program in October 2014 and has begun, and may continue, to raise interest rates. To the extent the Fed continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while bond markets have steadily grown over the past three decades, dealer inventories of corporate bonds are near historic lows in relation to market size. As a result, there has been a significant reduction in the ability of dealers to “make markets.”

Bond funds and individual bonds with a longer duration (a measure used to determine the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets or negatively impact a Fund’s performance or cause a Fund to incur losses. As a result, there could be increased sales of shares which could further reduce the market price for a Fund’s shares.

The Funds may be subject to various risks as described in each Fund’s prospectus. Some of these risks may include, but are not limited to, the following: new/small fund risk, market trading risk, interest rate risk, call risk, inflation-indexed security risk, credit risk, high yield risk, market risk, municipal bond risk, issuer risk, liquidity risk, derivatives risk, equity risk, issuer non-diversification risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, foreign (non-U.S.) investment risk, emerging markets risk, sovereign debt risk, currency risk, leveraging risk, management risk, municipal project-specific risk, short sale risk, convertible securities risk, senior loan risk, management and tracking error risk and indexing risk. A complete description of these and other risks is contained in each Fund’s prospectus.

Certain of the Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, credit risk, leverage risk, management risk and the risk that a Fund may not be able to close out a position when it would be most advantageous to do so. Changes in regulation relating to a mutual fund’s use of derivatives and related instruments could

4	PIMCO ETF TRUST

potentially limit or impact a Fund’s ability to invest in derivatives, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect the value or performance of derivatives and a Fund. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in an asset, instrument or component of the index underlying a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility for the Fund. A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying the derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, the Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not own. Investing in foreign (non-U.S.) securities may entail risk due to foreign (non-U.S.) economic and political developments; this risk may be increased when investing in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the foreign (non-U.S.) issuer.

High yield bonds typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in markets for lower-rated bonds. Thus, high yield investments increase the chance that a Fund will lose money. The credit quality of a particular security or group of securities does not ensure the stability or safety of the overall portfolio. Mortgage-related and asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables. As a general matter, mortgage-related and asset-backed securities are subject to interest rate risk, extension risk, prepayment risk, and credit risk. These risks largely stem from the fact that returns on mortgage-related and asset-backed securities depend on the ability of the underlying assets to generate cash flow.

A Fund that invests in the municipal bond market is subject to certain risks associated with such investments. The amount of public information available about the municipal bonds held by a Fund is generally less than that for equities or corporate bonds, and the investment performance of the Fund may therefore be more dependent on the analytical abilities of PIMCO than if the Fund held other types of investments such as stocks or taxable bonds. The secondary market for municipal bonds also tends to be less well-developed or liquid than many other securities markets, which may adversely affect a Fund’s ability to sell its municipal bonds at attractive prices or value its municipal bonds.

The ability of municipal issuers to make timely payments of interest and principal may be diminished during general economic downturns and as governmental cost burdens are reallocated among federal, state and local governments. In addition, laws enacted in the future by Congress or state legislatures or referenda could extend the time for payment of principal and/or interest, or impose other constraints on enforcement of such obligations, or on the ability of municipal issuers to levy taxes. Issuers of municipal securities might seek protection under the bankruptcy laws. In the event of bankruptcy of such an issuer, a Fund investing in the issuer’s securities could experience delays in collecting principal and interest, and the Fund may not, in all circumstances, be able to collect all principal and interest to which it is entitled. To enforce its rights in the event of a default in the payment of interest or repayment of principal, or both, a Fund may take possession of, and manage, the assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses. Any income derived from the Fund’s ownership or operation of such assets may not be tax-exempt.

The geographical classification of foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure.

On each individual Fund Summary page in this Shareholder Report, the Average Annual Total Return table and Cumulative Returns chart measure performance assuming that any dividend and capital gain distributions were reinvested. Returns do not reflect the deduction of taxes that a shareholder would pay on: (i) Fund distributions; or (ii) the sale of Fund shares. Each Fund’s performance is measured against the performance of a broad-based securities market index (“benchmark index”). A Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The following table discloses the inception dates of each Fund along with each Fund’s diversification status as of period end:

Fund Name	Fund Inception	Diversification Status
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	06/01/09	Diversified
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	10/30/09	Diversified
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	08/20/09	Diversified

SEMIANNUAL REPORT	DECEMBER 31, 2016	5

Important Information About the Funds (Cont.)

Fund Name	Fund Inception	Diversification Status
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	09/03/09	Diversified
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	06/16/11	Diversified
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	09/20/10	Diversified
PIMCO Diversified Income Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	11/16/09	Diversified
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	04/30/12	Non-diversified
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	11/30/09	Diversified
PIMCO Low Duration Active Exchange-Traded Fund	01/22/14	Diversified
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	02/01/10	Diversified
PIMCO Total Return Active Exchange-Traded Fund	02/29/12	Diversified

An investment in a Fund is not a bank deposit and is not guaranteed or insured by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees are responsible generally for overseeing the management of the Trust. The Trustees authorize the Trust to enter into service agreements with the Adviser, the Distributor, the Administrator and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Trust and the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s prospectus nor a Fund’s summary prospectus, the Trust’s Statement of Additional Information (“SAI”), any contracts filed as exhibits to the Trust’s registration statement, nor any other communications, disclosure documents or regulatory filings (including this report) from or on behalf of the Trust or a Fund creates a contract between or among any shareholder of a Fund, on the one hand, and the Trust, a Fund, a service provider to the Trust or a Fund, and/or the Trustees or officers of the Trust, on the other hand. The Trustees (or the Trust and its officers, service providers or other delegates acting under authority of the Trustees) may amend the most recent prospectus or use a new prospectus, summary prospectus or SAI with respect to a Fund or the Trust, and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which the Trust or a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement is specifically disclosed in the Trust’s then-current prospectus or SAI.

The Index Funds may make available a complete schedule of portfolio holdings and the percentages they represent of the Index Fund’s net assets. On each business day, before commencement of trading on NYSE Arca, each Active Fund will disclose on www.pimcoetfs.com the identities and quantities of the Active Fund’s portfolio holdings that will form the basis for the Active Fund’s calculation of NAV at the end of the business day. The frequency at which the daily market prices were at a discount or premium to each Fund’s NAV is disclosed on www.pimcoetfs.com. Please see “Disclosure of Portfolio Holdings” in the Statement of Additional Information for information about the availability of the complete schedule of each Fund’s holdings. Fund fact sheets provide additional information regarding a Fund and may be requested by calling (888) 400-4ETF and are available on the Fund’s website at www.pimcoetfs.com.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended. The Proxy Policy has been adopted by PIMCO ETF Trust as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Trust at (888) 400-4ETF, on the Funds’ website at www.pimcoetfs.com, and on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

PIMCO ETF Trust files a complete schedule of each Fund’s portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. A copy of the Funds’ Form N-Q is available on the SEC’s website at www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request, by calling the Trust at (888) 400-4ETF and on the Funds’ website at www.pimcoetfs.com. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

6	PIMCO ETF TRUST

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - TUZ

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (06/01/2009)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(0.62)%	0.69%	0.44%	0.87%
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(0.60)%	0.73%	0.43%	0.87%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	(0.54)%	0.88%	0.57%	0.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-3 Year US Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Yields in the 1- to 3-year segment of the U.S. Treasury yield curve rose, negatively impacting the price return of both the Fund and the Underlying Index. Returns due to income contributed to performance for both the Fund and the Underlying Index. The net result was negative absolute performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	7

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

Ticker Symbol - ZROZ

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2016†§

U.S. Treasury Obligations	98.9%
Short-Term Instruments	1.1%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (10/30/2009)
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (Based on Net Asset Value)	(17.86)%	1.42%	2.73%	8.60%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund (At Market Price)(1)	(17.98)%	2.14%	2.67%	8.57%
The BofA Merrill Lynch Long U.S. Treasury Principal STRIPS IndexSM±	(17.15)%	1.95%	3.02%	8.77%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM is an unmanaged index comprised of long maturity Separate Trading of Registered Interest and Principal of Securities (“STRIPS”) representing the final principal payment of U.S. Treasury bonds.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.15%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch Long US Treasury Principal STRIPS IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track it’s Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Yields in the 25+ year segment of the U.S. Treasury STRIPS yield curve rose, negatively impacting absolute performance for both the Fund and the Underlying Index.

8	PIMCO ETF TRUST

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - STPZ

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (08/20/2009)
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(0.13)%	2.99%	0.28%	1.74%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(0.07)%	2.93%	0.27%	1.74%
The BofA Merrill Lynch 1-5 Year U.S. Inflation-Linked Treasury IndexSM±	(0.02)%	3.16%	0.50%	1.97%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 1 year and less than 5 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 1-5 Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index.

»	A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	9

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - LTPZ

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	100.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(4.51)%	9.51%	1.41%	5.78%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(4.47)%	9.13%	1.43%	5.77%
The BofA Merrill Lynch 15+ Year U.S. Inflation-Linked Treasury IndexSM±	(4.27)%	9.20%	1.63%	5.99%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities) with a maturity of at least 15 years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 15+ Year US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index.

»	A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Underlying Index.

10	PIMCO ETF TRUST

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

Ticker Symbol - TIPZ

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Treasury Obligations	99.8%
Short-Term Instruments	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (09/03/2009)
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (Based on Net Asset Value)	(1.74)%	4.88%	0.74%	3.60%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund (At Market Price)(1)	(1.50)%	4.51%	0.76%	3.64%
The BofA Merrill Lynch U.S. Inflation-Linked Treasury IndexSM±	(1.66)%	4.85%	0.93%	3.79%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM is an unmanaged index comprised of TIPS (Treasury Inflation Protected Securities).

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Inflation-Linked Treasury IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Real yields, or the rates of return in excess of expected future inflation, generally rose across the U.S. Treasury Inflation-Protected Securities yield curve, resulting in negative performance for both the Fund and the Underlying Index.

»	A positive inflation accrual, or change in the Consumer Price Index, applied to the principal of underlying securities had a positive impact on performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	11

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - HYS

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Corporate Bonds & Notes	84.5%
Short-Term Instruments	14.5%
U.S. Treasury Obligations	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (06/16/2011)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	6.66%	14.54%	5.91%	5.30%
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	6.39%	14.89%	5.62%	5.28%
BofA Merrill Lynch 0-5 Year US High Yield Constrained Index±	7.35%	16.15%	6.58%	5.84%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 0-5 Year US High Yield Constrained Index tracks the performance of short-term U.S. dollar denominated below investment grade corporate debt issued in the U.S. domestic market with less than five years remaining term to final maturity, a fixed coupon schedule and a minimum amount outstanding of $250 million, issued publicly. Prior to September 30, 2016, securities with minimum amount outstanding of $100 million qualified. Allocations to an individual issuer will not exceed 2%.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.55%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch 0-5 Year US High Yield Constrained IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Yields in the short-term segment of the U.S. high yield market decreased, which positively impacted price returns for these securities. Coupon income also positively contributed to performance for both the Fund and the Underlying Index. The result was positive performance for both the Fund and the Underlying Index.

12	PIMCO ETF TRUST

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Ticker Symbol - CORP

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Industrials	46.2%
Banking & Finance	34.4%
Utilities	12.8%
Short-Term Instruments	6.0%
U.S. Treasury Obligations	0.4%
Other	0.2%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (09/20/2010)
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Based on Net Asset Value)	(1.64)%	6.16%	4.23%	4.38%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (At Market Price)(1)	(2.15)%	6.23%	4.30%	4.38%
BofA Merrill Lynch US Corporate IndexSM±	(1.49)%	5.96%	4.25%	4.49%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± BofA Merrill Lynch US Corporate IndexSM is an unmanaged index comprised of U.S. dollar denominated investment grade, fixed rate corporate debt securities publicly issued in the U.S. domestic market with at least one year remaining term to final maturity and at least $250 million outstanding.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.20%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund seeks to provide total return that closely corresponds, before fees and expenses, to the total return of The BofA Merrill Lynch US Corporate IndexSM (the “Underlying Index”), by investing under normal circumstances at least 80% of its total assets (exclusive of collateral held from securities lending) in the component securities (“Component Securities”) of the Underlying Index. The Fund may invest the remainder of its assets in Fixed Income Instruments that are not Component Securities, but which PIMCO believes will help the Fund track its Underlying Index, as well as in cash and investment grade, liquid short-term instruments, forwards or derivatives, such as options, futures contracts or swap agreements, and shares of affiliated bond funds. The Fund invests in a representative sample of securities included in the Underlying Index that collectively has an investment profile similar to the Underlying Index. Due to the use of representative sampling, the Fund may not hold all of the securities that are included in the Underlying Index. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	An increase in bond yields negatively impacted price returns, resulting in negative performance for both the Fund and the Underlying Index.

»	Returns due to income positively contributed to performance for both the Fund and the Underlying Index.

SEMIANNUAL REPORT	DECEMBER 31, 2016	13

PIMCO Diversified Income Active Exchange-Traded Fund

Ticker Symbol - DI

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Corporate Bonds & Notes	41.5%
Asset-Backed Securities	15.9%
Short-Term Instruments	10.7%
Sovereign Issues	9.3%
U.S. Treasury Obligations	9.1%
U.S. Government Agencies	6.0%
Other	7.5%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (1/22/2014)
PIMCO Diversified Income Active Exchange-Traded Fund (Based on Net Asset Value)	2.75%	10.84%	4.18%
PIMCO Diversified Income Active Exchange-Traded Fund (At Market Price)(1)	4.26%	11.87%	4.58%
Bloomberg Barclays Global Credit Hedged USD Index±	0.58%	7.33%	4.29%
1/3 each — Bloomberg Barclays Global Aggregate Credit ex Emerging Markets, USD Hedged; BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index, USD Hedged; and JPMorgan EMBI Global, USD Hedged±±	1.72%	9.81%	4.90%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays Global Credit Hedged USD contains investment grade and high yield credit securities from the Multiverse represented in US Dollars on a hedged basis, (Multiverse is the merger of two groups: the Global Aggregate and the Global High Yield).

±± The Bloomberg Barclays Global Aggregate Credit ex Emerging Markets (USD Hedged) provides a broad-based measure of the global developed markets investment-grade fixed income markets. The BofA Merrill Lynch BB-B Rated Developed Markets High Yield Constrained Index (USD Hedged) tracks the performance of below investment grade bonds of corporate issuers domiciled in developed market countries rated BB1 through B3, based on an average of Moody’s, S&P and Fitch. Qualifying bonds are capitalization-weighted provided the total allocation to an individual issuer (defined by Bloomberg tickers) does not exceed 2%. Issuers that exceed the limit are reduced to 2% and the face value of each of their bonds is adjusted on a pro-rata basis. Similarly, the face value of bonds of all other issuers that fall below the 2% cap are increased on a pro-rata basis. The index is rebalanced on the last calendar day of the month. The JPMorgan EMBI Global (USD Hedged) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities, Brady bonds, loans, Eurobonds and local market instruments.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.86%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Diversified Income Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Exposure to non-Agency MBS benefited the Fund’s relative performance, as the sector outperformed the benchmark.

»	An overweight to high yield CoCos benefited the Fund’s relative performance, as the sector outperformed the benchmark.

»	An overweight to Brazilian corporate and quasi-sovereign debt benefited the Fund’s relative performance, as the sector outperformed the benchmark.

»	Security selection in investment grade banking benefited the Fund’s relative performance.

»

An underweight to the 10-year portion of the U.S. yield curve benefited the Fund’s relative performance, as U.S. interest rates in this portion of the yield curve generally underperformed other portions of the yield curve.

»	An underweight to high yield energy reduced the Fund’s relative performance, as the sector outperformed the benchmark.

»	An underweight to high yield raw materials reduced the Fund’s relative performance, as the sector outperformed the benchmark.

14	PIMCO ETF TRUST

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

Ticker Symbol - MINT

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Corporate Bonds & Notes	64.1%
Short-Term Instruments	13.4%
Asset-Backed Securities	10.7%
Sovereign Issues	5.0%
Non-Agency Mortgage-Backed Securities	3.0%
Other	3.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (11/16/2009)
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Based on Net Asset Value)	1.00%	1.99%	1.25%	1.17%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (At Market Price)(1)	0.98%	2.06%	1.23%	1.18%
Citi 3-Month Treasury Bill Index±	0.15%	0.27%	0.09%	0.09%♦

All Fund returns are net of fees and expenses.

* Cumulative return.

♦ Average annual total return since 11/30/2009.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Citi 3-Month Treasury Bill Index is an unmanaged index representing monthly return equivalents of yield averages of the last 3 month Treasury Bill issues.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.36%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund seeks maximum current income, consistent with preservation of capital and daily liquidity, by investing under normal circumstances at least 80% of its net assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. The Fund primarily invests in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Exposure to investment grade credit contributed to performance.

»	U.S. interest rate strategies benefited relative performance.

»	Holdings of securitized credit, such as CLOs, CMBS and ABS, contributed to performance.

SEMIANNUAL REPORT	DECEMBER 31, 2016	15

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

Ticker Symbol - ILB

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Geographic Breakdown

as of 12/31/2016†§

United States	39.9%
Mexico	9.3%
United Kingdom	9.2%
Japan	8.1%
Chile	5.3%
Other	28.2%
†	% of Investments, at value.

§	Geographic Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (04/30/2012)
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(1.29)%	4.45%	(2.32)%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (At Market Price)(1)	(0.62)%	4.88%	(2.35)%
Bloomberg Barclays Universal Government Inflation-Linked Bond Index±	(2.01)%	6.52%	0.28%
PIMCO Global Advantage Inflation-Linked Bond Index (USD Partially Hedged)±±	(1.92)%	4.52%	(0.21)%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The Bloomberg Barclays Universal Government Inflation-Linked Bond Index combines the World, Euro and EM government indices to measure the performance of the major developed and emerging government inflation-linked bond markets. The index includes inflation-linked government bonds from 19 countries; in order of size, the US, UK, France, Brazil, Italy, Japan, Canada, Sweden, Germany, Argentina, Mexico, Greece, South Africa, Australia, Turkey, Colombia, Chile, Poland and South Korea. The index is market capitalization weighted and rebalances monthly.

±± The PIMCO Global Advantage Inflation-Linked Bond Index® (“GLADI”) (USD Partially Hedged) represents the global bond market for inflation-linked government debt encompassing both developed and emerging markets. The index adheres to the principals of the PIMCO Global Advantage Indices when applicable to the global inflation-linked bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.79%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund seeks total return which exceeds that of its benchmark indexes, consistent with prudent investment management, by investing under normal circumstances at least 80% of its assets in inflation-linked bonds that are economically tied to at least three developed and emerging market countries (one of which may be the United States), which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. Inflation-linked bonds are fixed income securities that are structured to provide protection against inflation. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»

Exposure to global inflation-linked bonds (ILBs) detracted from absolute performance as global inflation-linked bonds, as measured by the Bloomberg Barclays Universal Government Inflation-Linked Bond Index, posted negative returns over the reporting period.

»	Underweight U.S. nominal duration for a portion of the period benefited relative performance, as rates rose across the curve.

»	Exposure to U.K. index-linked gilts benefited relative performance, as rates fell across the curve.

»

An overweight to European breakeven inflation spreads (or the yield differential between European nominal bonds and like-maturity European ILBs) via derivatives benefited relative performance, as breakeven inflation spreads rose.

»

An underweight to U.K. breakeven inflation spreads (or the yield differential between U.K. nominal Gilts and like-maturity U.K. index-linked Gilts) detracted from relative performance, as breakeven inflation spreads rose.

»	Overweight U.S. real duration concentrated in longer-term maturities detracted from relative performance, as long-term real rates rose.

16	PIMCO ETF TRUST

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - MUNI

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Municipal Bonds & Notes
Health, Hospital & Nursing Home Revenue	12.8%
Ad Valorem Property Tax	10.9%
College & University Revenue	9.9%
Water Revenue	7.3%
Highway Revenue Tolls	6.1%
Miscellaneous Revenue	4.8%
Income Tax Revenue	4.7%
Electric Power & Light Revenue	4.7%
Port, Airport & Marina Revenue	4.6%
Miscellaneous Taxes	3.7%
Tobacco Settlement Funded	3.0%
Natural Gas Revenue	2.9%
Lease (Appropriation)	2.2%
Sales Tax Revenue	1.9%
Appropriations	1.9%
Transit Revenue	1.5%
Sewer Revenue	1.3%
Hotel Occupancy Tax	1.3%
General Fund	1.0%
Other	3.5%
Short-Term Instruments	10.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (11/30/2009)
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(3.57)%	(0.20)%	1.99%	2.97%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(3.55)%	(0.42)%	1.98%	2.98%
Bloomberg Barclays 1-15 Year Municipal Bond Index±	(3.26)%	0.01%	2.54%	3.42%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1-15 Year Municipal Bond Index consists of a broad selection of investment grade general obligation and revenue bonds of maturities ranging from one year to 17 years. It is an unmanaged index representative of the tax exempt bond market.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Underweight duration positioning throughout the majority of the reporting period contributed to performance, as municipal yields moved higher.

»	Exposure to the industrial revenue sector detracted from performance, as the segment underperformed the general municipal market.

»	Exposure to the healthcare revenue sector detracted from performance, as the segment underperformed the general municipal market.

»	Limited exposure to the lease-backed revenue sector contributed to performance, as the segment underperformed the general municipal market.

»	Limited exposure to the electric utility revenue sector contributed to performance, as the segment underperformed the general municipal market.

SEMIANNUAL REPORT	DECEMBER 31, 2016	17

PIMCO Low Duration Active Exchange-Traded Fund

Ticker Symbol - LDUR

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown as of 12/31/2016†§

Corporate Bonds & Notes	55.4%
U.S. Treasury Obligations	26.1%
Asset-Backed Securities	10.4%
Non-Agency Mortgage-Backed Securities	4.8%
Short-Term Instruments	1.0%
Other	2.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (01/22/2014)
PIMCO Low Duration Active Exchange-Traded Fund (Based on Net Asset Value)	1.09%	2.84%	2.30%
PIMCO Low Duration Active Exchange-Traded Fund (At Market Price)(1)	1.13%	2.91%	2.33%
BofA Merrill Lynch 1-3 Year U.S. Treasury Index±	(0.54)%	0.88%	0.70%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± The BofA Merrill Lynch 1-3 Year U.S. Treasury Index is an unmanaged index comprised of U.S. Treasury securities, other than inflation-protection securities and STRIPS, with at least $1 billion in outstanding face value and a remaining term to final maturity of at least one year and less than three years.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.64%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Low Duration Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private-sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Exposure to investment grade credit contributed to performance.

»	An underweight to U.S. duration relative to its benchmark benefited performance.

»	Holdings of securitized credit, such as CLOs, CMBS and ABS, contributed to performance.

»	Long U.S. dollar versus the euro, Australian dollar and Canadian dollar benefited performance.

»	Exposure to high yield corporate credit in the beginning of the reporting period contributed to performance.

»	Duration exposure in Mexico detracted from performance.

»	Duration exposure in Australia detracted from performance.

18	PIMCO ETF TRUST

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

Ticker Symbol - SMMU

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

Municipal Bonds & Notes
Electric Power & Light Revenue	17.8%
Miscellaneous Revenue	9.2%
Health, Hospital & Nursing Home Revenue	9.2%
Highway Revenue Tolls	8.6%
Port, Airport & Marina Revenue	7.3%
Industrial Revenue	6.9%
Ad Valorem Property Tax	6.0%
Water Revenue	4.6%
Sales Tax Revenue	3.1%
Natural Gas Revenue	2.4%
Appropriations	2.3%
College & University Revenue	2.3%
Tobacco Settlement Funded	1.8%
Fuel Sales Tax Revenue	1.7%
General Fund	1.6%
Lottery Revenue	1.6%
Lease (Renewal)	1.6%
Income Tax Revenue	1.5%
Resource Recovery Revenue	1.3%
Lease (Non-Terminable)	1.2%
Local or Guaranteed Housing	1.1%
Other	2.6%
Short-Term Instruments	4.3%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	5 Year	Fund Inception (02/01/2010)
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Based on Net Asset Value)	(1.28)%	(0.25)%	0.54%	0.83%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (At Market Price)(1)	(1.03)%	(0.57)%	0.49%	0.79%
Bloomberg Barclays 1 Year Municipal Bond Index±	(0.36)%	0.30%	0.63%	0.82%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays 1 Year Municipal Bond Index is is a rules-based, market-value-weighted index engineered for the long term tax-exempt bond market. To be included in the Index, bonds must be rated investment-grade (Baa3/BBB- or higher) by at least two of the following ratings agencies: Moody’s, S&P and Fitch. If only two of the three agencies rate the security, the lower rating is used to determine index eligibility. If only one of the three agencies rates a security, the rating must be investment-grade. They must have an outstanding par value of at least $7 million and be issued as part of a transaction of at least $75 million. The bonds must be fixed rate, have a dated-date after December 31, 1990, and must be at least one year from their maturity date. Remarketed issues, taxable municipal bonds, bonds with floating rates, and derivatives, are excluded from the benchmark.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.35%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund seeks attractive tax-exempt income, consistent with preservation of capital, by investing under normal circumstances at least 80% of its assets in a diversified portfolio of debt securities whose interest is, in the opinion of bond counsel for the issuer at the time of issuance, exempt from federal income tax (“Municipal Bonds”). The Fund does not intend to invest in Municipal Bonds whose interest is subject to the federal alternative minimum tax. The Fund may only invest in U.S. dollar-denominated investment grade debt securities, rated Baa or higher by Moody’s Investors Service, Inc. (“Moody’s”), or equivalently rated by Standard & Poor’s Ratings Services (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, determined by PIMCO to be of comparable quality. The Fund may invest 25% or more of its total assets in Municipal Bonds that finance similar projects, such as those relating to education, health care, housing, transportation, and utilities, and 25% or more of its total assets in industrial development bonds. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Overweight duration positioning detracted from performance, as municipal yields moved higher across the curve.

»	Exposure to the industrial revenue sector detracted from performance, as the segment underperformed the general municipal market.

»	Exposure to the transportation revenue sector detracted from performance, as the segment underperformed the general municipal market.

»	Exposure to the healthcare revenue sector detracted from performance, as the segment underperformed the general municipal market.

»	Exposure to the water and sewer utility revenue sector broadly detracted from performance, though security selection positively offset the market performance.

SEMIANNUAL REPORT	DECEMBER 31, 2016	19

PIMCO Total Return Active Exchange-Traded Fund

Ticker Symbol - BOND

Cumulative Returns Through December 31, 2016

$10,000 invested at the end of the month when the Fund commenced operations.

Allocation Breakdown

as of 12/31/2016†§

U.S. Government Agencies	32.8%
Corporate Bonds & Notes	23.0%
U.S. Treasury Obligations	21.7%
Short-Term Instruments	6.2%
Sovereign Issues	5.5%
Asset-Backed Securities	5.2%
Other	5.6%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Average Annual Total Return for the period ended December 31, 2016
	6 Months*	1 Year	Fund Inception (02/29/2012)
PIMCO Total Return Active Exchange-Traded Fund (Based on Net Asset Value)	(0.87)%	3.11%	4.30%
PIMCO Total Return Active Exchange-Traded Fund (At Market Price)(1)	(0.85)%	2.77%	4.28%
Bloomberg Barclays U.S. Aggregate Index±	(2.53)%	2.65%	2.13%

All Fund returns are net of fees and expenses.

* Cumulative return.

Market Returns do not include brokerage commissions that may be payable on secondary market transactions. If brokerage commissions were included, market returns would be lower. Market and NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at market price and NAV, respectively.

(1) The market price is determined using the midpoint between the highest bid and the lowest offer on the listing exchange, as of the time that the Fund’s NAV is calculated.

± Bloomberg Barclays U.S. Aggregate Index represents securities that are SEC-registered, taxable, and dollar denominated. The index covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. These major sectors are subdivided into more specific indices that are calculated and reported on a regular basis.

It is not possible to invest directly in an unmanaged index.

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Shares may be worth more or less than original cost when redeemed by authorized participants. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemption of Fund shares. Differences in the Fund’s performance versus the index and related attribution information with respect to particular categories of securities or individual positions may be attributable, in part, to differences in the pricing methodologies used by the Fund and the index. Performance data current to the most recent month-end is available at www.pimcoetfs.com.

The Fund’s total annual operating expense ratio as stated in the Fund’s current prospectus, as supplemented, is 0.56%. Details regarding any Fund’s operating expenses can be found in the Fund’s prospectus.

Investment Objective and Strategy Overview

PIMCO Total Return Active Exchange-Traded Fund seeks maximum total return, consistent with preservation of capital and prudent investment management, by investing under normal circumstances at least 65% of its total assets in a diversified portfolio of Fixed Income Instruments of varying maturities, which may be represented by forwards or derivatives such as options, futures contracts, or swap agreements. “Fixed Income Instruments” include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public- or private- sector entities. Fund strategies may change from time to time. Please refer to the Fund’s current prospectus for more information regarding the Fund’s strategy.

Fund Insights at NAV

The following impacted performance during the reporting period:

»	Positions in U.S. Treasury Inflation-Protected Securities contributed to relative performance, as breakeven inflation rates rose.

»	Positions in student loans contributed to relative performance, as total returns were positive.

»	Short exposure to a basket of Asian emerging markets currencies added to relative performance, as the currencies depreciated against the U.S. dollar.

»	Overweight to the belly of the U.S. Treasury curve detracted from relative performance, as intermediate rates rose.

»	Underweight to investment grade corporate spread duration detracted from relative performance, as spreads narrowed.

»	Long exposure to the Mexican peso later in the reporting period detracted from relative performance, as the currency depreciated against the U.S. dollar during that time.

20	PIMCO ETF TRUST

Expense Examples

Example

As a shareholder of a Fund, you incur two types of costs: (1) transaction costs, including brokerage commissions paid on purchases and sales of Fund shares and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in a Fund and to compare these costs with the ongoing costs of investing in other exchange-traded funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for all Funds is from July 1, 2016 to December 31, 2016 unless noted otherwise in the table and footnotes below.

Actual Expenses

The information in the table under the heading “Actual” provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60), then multiply the result by the number in the column titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example For Comparison Purposes

The information in the table under the heading “Hypothetical (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund and other exchange-traded funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other exchange-traded funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of shares of the Funds. Therefore, the information under the heading “Hypothetical (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different exchange-traded funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense ratios may vary period to period because of various factors, such as an increase in expenses not covered by the management fee (such as expenses of the independent trustees and their counsel, extraordinary expenses and interest expense).

	Actual			Hypothetical (5% return before expenses)
	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Beginning Account Value (07/01/16)	Ending Account Value (12/31/16)	Expenses Paid During Period*	Net Annualized Expense Ratio**
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$1,000.00	$993.80	$0.76	$1,000.00	$1,024.72	$0.77	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	1,000.00	821.40	0.70	1,000.00	1,024.72	0.77	0.15
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	998.70	1.02	1,000.00	1,024.46	1.03	0.20
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	1,000.00	954.90	1.00	1,000.00	1,024.46	1.03	0.20
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,000.00	982.60	1.01	1,000.00	1,024.46	1.03	0.20
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	1,000.00	1,066.60	2.90	1,000.00	1,022.68	2.83	0.55
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,000.00	983.60	1.01	1,000.00	1,024.46	1.03	0.20
PIMCO Diversified Income Active Exchange-Traded Fund	1,000.00	1,027.50	4.49	1,000.00	1,021.05	4.48	0.87
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,000.00	1,010.00	1.79	1,000.00	1,023.70	1.80	0.35
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1,000.00	987.10	4.35	1,000.00	1,021.10	4.43	0.86
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,000.00	964.30	1.75	1,000.00	1,023.70	1.80	0.35
PIMCO Low Duration Active Exchange-Traded Fund	1,000.00	1,010.90	2.97	1,000.00	1,022.52	2.99	0.58
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	1,000.00	987.20	1.77	1,000.00	1,023.70	1.80	0.35
PIMCO Total Return Active Exchange-Traded Fund	1,000.00	991.30	3.04	1,000.00	1,022.42	3.09	0.60

* Expenses Paid During Period are equal to the net annualized expense ratio for the Fund, multiplied by the average account value over the period, multiplied by 186/365 (to reflect the one-half year period).

** Net Annualized Expense Ratio is reflective of any applicable contractual fee waivers and/or expense reimbursements or voluntary fee waivers. Details regarding fee waivers can be found in Note 8 in the Notes to Financial Statements.

SEMIANNUAL REPORT	DECEMBER 31, 2016	21

Financial Highlights

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$51.26	$0.19	$(0.50)	$(0.31)	$(0.24)	$(0.04)	$0.00	$(0.28)
06/30/2016	50.99	0.35	0.25	0.60	(0.31)	(0.02)	0.00	(0.33)
06/30/2015	50.94	0.25	0.11	0.36	(0.25)	(0.06)	0.00	(0.31)
06/30/2014	50.78	0.16	0.19	0.35	(0.16)	(0.03)	0.00	(0.19)
06/30/2013	50.98	0.17	(0.07)	0.10	(0.16)	(0.14)	0.00	(0.30)
06/30/2012	51.00	0.29	0.08	0.37	(0.29)	(0.10)	0.00	(0.39)

PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$135.43	$1.56	$(25.48)	$(23.92)	$(2.63)	$0.00	$0.00	$(2.63)
06/30/2016	105.39	3.16	29.17	32.33	(2.29)	0.00	0.00	(2.29)
06/30/2015	99.87	3.18	5.62	8.80	(3.28)	0.00	0.00	(3.28)
06/30/2014	94.57	3.26	5.46	8.72	(3.42)	0.00	0.00	(3.42)
06/30/2013	116.38	3.20	(21.44)	(18.24)	(3.57)	0.00	0.00	(3.57)
06/30/2012	70.18	3.27	46.15	49.42	(3.22)	0.00	0.00	(3.22)

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$52.83	$0.38	$(0.45)	$(0.07)	$(0.34)	$0.00	$0.00	$(0.34)
06/30/2016	52.18	0.19	0.71	0.90	0.00	0.00	(0.25)	(0.25)
06/30/2015	53.58	(0.67)	(0.54)	(1.21)	(0.02)	0.00	(0.17)	(0.19)
06/30/2014	52.69	0.34	0.86	1.20	(0.31)	0.00	0.00	(0.31)
06/30/2013	53.39	0.02	(0.62)	(0.60)	(0.07)	(0.03)	0.00	(0.10)
06/30/2012	53.30	0.81	0.10	0.91	(0.75)	(0.07)	0.00	(0.82)

PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$69.55	$0.81	$(3.90)	$(3.09)	$(1.51)	$0.00	$0.00	$(1.51)
06/30/2016	62.95	1.01	6.02	7.03	(0.43)	0.00	0.00	(0.43)
06/30/2015	65.02	0.21	(1.83)	(1.62)	(0.45)	0.00	0.00	(0.45)
06/30/2014	61.05	1.09	4.23	5.32	(1.35)	0.00	0.00	(1.35)
06/30/2013	69.22	0.39	(8.19)	(7.80)	(0.37)	0.00	0.00	(0.37)
06/30/2012	56.04	1.65	13.11	14.76	(1.58)	0.00	0.00	(1.58)

PIMCO Broad U.S. TIPS Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$59.09	$0.52	$(1.54)	$(1.02)	$(0.61)	$0.00	$0.00	$(0.61)
06/30/2016	56.73	0.54	2.13	2.67	(0.31)	0.00	0.00	(0.31)
06/30/2015	58.14	0.00	(1.17)	(1.17)	(0.09)	0.00	(0.15)	(0.24)
06/30/2014	56.40	0.71	1.81	2.52	(0.78)	0.00	0.00	(0.78)
06/30/2013	59.93	0.44	(3.66)	(3.22)	(0.31)	(0.00)^	0.00	(0.31)
06/30/2012	54.58	1.40	5.23	6.63	(1.28)	0.00	0.00	(1.28)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$96.65	$2.36	$3.98	$6.34	$(3.06)	$0.00	$0.00	$(3.06)
06/30/2016	100.37	4.52	(3.69)	0.83	(4.55)	0.00	0.00	(4.55)
06/30/2015	106.76	4.06	(4.96)	(0.90)	(4.53)	(0.96)	0.00	(5.49)
06/30/2014	102.54	4.23	4.83	9.06	(4.59)	(0.25)	0.00	(4.84)
06/30/2013	99.62	4.70	3.37	8.07	(5.15)	0.00	0.00	(5.15)
06/30/2012	100.29	6.06	(1.13)	4.93	(5.60)	0.00	0.00	(5.60)

PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$105.72	$1.52	$(3.22)	$(1.70)	$(1.78)	$0.00	$0.00	$(1.78)
06/30/2016	100.50	3.10	4.91	8.01	(2.75)	(0.04)	0.00	(2.79)
06/30/2015	103.21	3.14	(2.35)	0.79	(3.17)	(0.33)	0.00	(3.50)
06/30/2014	102.11	3.42	4.64	8.06	(3.28)	(3.68)	0.00	(6.96)
06/30/2013	105.46	3.40	(2.29)	1.11	(3.71)	(0.75)	0.00	(4.46)
06/30/2012	99.76	3.44	5.61	9.05	(3.35)	0.00	0.00	(3.35)

22	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

$50.67	(0.62)%	$134,378	0.15	%*	0.16	%*	0.15	%*	0.16	%*	0.73	%*	27%
51.26	1.19	151,316	0.15		0.15		0.15		0.15		0.68		66
50.99	0.70	107,175	0.14		0.16		0.14		0.16		0.49		60
50.94	0.68	127,442	0.10		0.16		0.10		0.16		0.32		61
50.78	0.20	129,595	0.09		0.15		0.09		0.15		0.33		15
50.98	0.74	132,657	0.09		0.15		0.09		0.15		0.57		8

$108.88	(17.86)%	$149,160	0.15	%*	0.15	%*	0.15	%*	0.15	%*	2.35	%*	6%
135.43	31.09	442,851	0.15		0.15		0.15		0.15		2.67		23
105.39	8.64	96,960	0.16		0.16		0.16		0.16		2.75		18
99.87	9.70	76,902	0.16		0.16		0.16		0.16		3.61		18
94.57	(15.97)	82,276	0.15		0.15		0.15		0.15		2.89		8
116.38	70.82	169,915	0.15		0.15		0.15		0.15		3.15		11

$52.42	(0.13)%	$1,078,290	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.44	%*	16%
52.83	1.74	1,065,611	0.20		0.20		0.20		0.20		0.36		41
52.18	(2.27)	1,182,866	0.20		0.20		0.20		0.20		(1.28)		31
53.58	2.28	1,337,875	0.20		0.20		0.20		0.20		0.63		33
52.69	(1.13)	1,041,609	0.20		0.20		0.20		0.20		0.04		11
53.39	1.71	999,496	0.20		0.20		0.20		0.20		1.51		31

$64.95	(4.51)%	$101,974	0.20	%*	0.21	%*	0.20	%*	0.21	%*	2.30	%*	3%
69.55	11.25	109,197	0.20		0.20		0.20		0.20		1.59		12
62.95	(2.52)	92,539	0.21		0.21		0.21		0.21		0.31		14
65.02	8.83	69,570	0.21		0.21		0.21		0.21		1.81		47
61.05	(11.33)	105,004	0.20		0.20		0.20		0.20		0.56		16
69.22	26.53	375,182	0.20		0.20		0.20		0.20		2.53		11

$57.46	(1.74)%	$62,055	0.20	%*	0.20	%*	0.20	%*	0.20	%*	1.73	%*	2%
59.09	4.73	90,404	0.20		0.20		0.20		0.20		0.96		10
56.73	(2.02)	92,473	0.21		0.21		0.21		0.21		(0.01)		23
58.14	4.50	106,402	0.21		0.21		0.21		0.21		1.26		19
56.40	(5.41)	72,186	0.20		0.20		0.20		0.20		0.72		11
59.93	12.21	109,678	0.20		0.20		0.20		0.20		2.38		6

$99.93	6.66%	$2,263,393	0.55	%*	0.55	%*	0.55	%*	0.55	%*	4.70	%*	19%
96.65	1.04	2,044,168	0.55		0.55		0.55		0.55		4.75		34
100.37	(0.82)	2,805,241	0.55		0.55		0.55		0.55		3.92		28
106.76	8.98	5,119,202	0.55		0.55		0.55		0.55		3.98		28
102.54	8.21	2,307,178	0.55		0.55		0.55		0.55		4.52		33
99.62	5.16	323,771	0.55		0.55		0.55		0.55		6.14		33

$102.24	(1.64)%	$514,280	0.20	%*	0.20	%*	0.20	%*	0.20	%*	2.84	%*	3%
105.72	8.14	447,211	0.20		0.20		0.20		0.20		3.05		13
100.50	0.74	244,203	0.20		0.20		0.20		0.20		3.04		12
103.21	8.24	199,196	0.20		0.20		0.20		0.20		3.36		17
102.11	0.92	140,916	0.20		0.20		0.20		0.20		3.15		34
105.46	9.20	256,267	0.20		0.20		0.20		0.20		3.32		5

SEMIANNUAL REPORT	DECEMBER 31, 2016	23

Financial Highlights (Cont.)

		Investment Operations			Less Distributions(b)

Selected Per Share Data for the Year or Period Ended:	Net Asset Value Beginning of Year or Period	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PIMCO Diversified Income Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$48.84	$0.86	$0.48	$1.34	$(1.34)	$0.00	$0.00	$(1.34)
06/30/2016	48.31	1.93	0.77	2.70	(2.17)	0.00	0.00	(2.17)
06/30/2015	51.98	2.00	(2.81)	(0.81)	(2.48)	(0.38)	0.00	(2.86)
01/22/2014 - 06/30/2014	50.00	0.77	1.87	2.64	(0.66)	0.00	0.00	(0.66)

PIMCO Enhanced Short Maturity Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$101.14	$0.70	$0.30	$1.00	$(0.84)	$0.00	$0.00	$(0.84)
06/30/2016	101.15	1.05	(0.02)	1.03	(1.02)	(0.02)	0.00	(1.04)
06/30/2015	101.45	0.62	(0.09)	0.53	(0.74)	(0.09)	0.00	(0.83)
06/30/2014	101.26	0.67	0.36	1.03	(0.69)	(0.15)	0.00	(0.84)
06/30/2013	101.08	0.88	0.22	1.10	(0.92)	0.00	0.00	(0.92)
06/30/2012	101.04	1.06	0.07	1.13	(1.03)	(0.06)	0.00	(1.09)

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$42.58	$0.74	$(1.29)	$(0.55)	$0.00	$0.00	$0.00	$0.00
06/30/2016	43.51	1.56	(2.49)	(0.93)	0.00	0.00	0.00	0.00
06/30/2015	51.66	1.32	(7.35)	(6.03)	(2.12)	0.00	0.00	(2.12)
06/30/2014	48.55	1.94	1.71	3.65	(0.35)	(0.19)	0.00	(0.54)
06/30/2013	50.28	1.34	(2.57)	(1.23)	(0.34)	(0.16)	0.00	(0.50)
04/30/2012 - 06/30/2012	50.00	0.30	(0.02)	0.28	0.00	0.00	0.00	0.00

PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$55.11	$0.62	$(2.57)	$(1.95)	$(0.71)	$0.00	$0.00	$(0.71)
06/30/2016	52.84	1.25	2.15	3.40	(1.13)	0.00	0.00	(1.13)
06/30/2015	53.17	1.12	(0.34)	0.78	(1.11)	0.00	0.00	(1.11)
06/30/2014	52.06	1.05	1.13	2.18	(1.07)	0.00	0.00	(1.07)
06/30/2013	53.70	1.23	(1.60)	(0.37)	(1.20)	(0.07)	0.00	(1.27)
06/30/2012	51.44	1.22	2.29	3.51	(1.19)	(0.06)	0.00	(1.25)

PIMCO Low Duration Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$100.23	$0.99	$0.10	$1.09	$(1.05)	$0.00	$0.00	$(1.05)
06/30/2016	101.62	1.97	(0.24)	1.73	(2.30)	(0.82)	0.00	(3.12)
06/30/2015	101.27	1.32	1.05	2.37	(1.77)	(0.25)	0.00	(2.02)
01/22/2014 - 06/30/2014	100.00	0.30	1.22	1.52	(0.25)	0.00	0.00	(0.25)

PIMCO Short Term Municipal Bond Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$50.65	$0.28	$(0.93)	$(0.65)	$(0.30)	$0.00	$0.00	$(0.30)
06/30/2016	50.24	0.48	0.36	0.84	(0.43)	0.00	0.00	(0.43)
06/30/2015	50.47	0.38	(0.19)	0.19	(0.42)	0.00	0.00	(0.42)
06/30/2014	50.14	0.26	0.29	0.55	(0.22)	0.00	0.00	(0.22)
06/30/2013	50.54	0.40	(0.33)	0.07	(0.47)	(0.00)^	0.00	(0.47)
06/30/2012	50.36	0.48	0.20	0.68	(0.47)	(0.03)	0.00	(0.50)

PIMCO Total Return Active Exchange-Traded Fund
07/01/2016 - 12/31/2016+	$107.31	$1.46	$(2.38)	$(0.92)	$(2.17)	$0.00	$0.00	$(2.17)
06/30/2016	106.69	3.09	1.31	4.40	(3.78)	0.00	0.00	(3.78)
06/30/2015	108.85	2.83	0.42	3.25	(5.41)	0.00	0.00	(5.41)
06/30/2014	105.66	2.38	2.94	5.32	(1.69)	(0.44)	0.00	(2.13)
06/30/2013	105.55	2.46	0.87	3.33	(2.34)	(0.88)	0.00	(3.22)
02/29/2012 - 06/30/2012	100.00	1.00	5.26	6.26	(0.71)	0.00	0.00	(0.71)

+	Unaudited
*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

(c)	Portfolio turnover rate excludes securities received or delivered from in-kind processing of creation or redemptions.
(d)

The amount previously reported in the Funds’ Annual Report has been adjusted. In the Funds’ Annual Report, the PIMCO Diversified Income Active Exchange-Traded Fund, PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund and PIMCO Low Duration Active Exchange-Traded Fund reported amounts of 0.85%, 0.60% and 0.55%, respectively.

24	PIMCO ETF TRUST	See Accompanying Notes

		Ratios/Supplemental Data
			Ratios to Average Net Assets
Net Asset Value End of Year or Period	Total Return	Net Assets End of Year or Period (000s)	Expenses		Expenses Excluding Waivers		Expenses Excluding Interest Expense		Expenses Excluding Interest Expense and Waivers		Net Investment Income (Loss)		Portfolio Turnover Rate(c)

$48.84	2.75%	$37,116	0.87	%*	0.87	%*	0.86	%*	0.86	%*	3.41	%*	104%
48.84	5.87	37,117	0.86		0.86		0.86	(d)	0.86		4.08		163
48.31	(1.55)	56,043	0.85		0.85		0.85		0.85		4.01		44
51.98	5.30	44,706	0.85	*	1.04	*	0.05	*	1.04	*	3.45	*	61

$101.30	1.00%	$5,619,347	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.35	%*	45%
101.14	1.03	4,647,542	0.36		0.36		0.35		0.35		1.04		208
101.15	0.53	3,536,050	0.36		0.36		0.35		0.35		0.61		193
101.45	1.02	3,773,896	0.35		0.35		0.35		0.35		0.66		188
101.26	1.09	3,752,615	0.35		0.35		0.35		0.35		0.87		100
101.08	1.13	1,715,342	0.35		0.35		0.35		0.35		1.05		229

$42.03	(1.29)%	$78,178	0.86	%*	0.87	%*	0.61	%*	0.62	%*	3.41	%*	72%
42.58	(2.14)	87,713	0.79		0.79		0.61	(d)	0.61		3.80		60
43.51	(11.96)	102,680	0.67		0.67		0.60		0.61		2.81		114
51.66	7.55	137,415	0.62		0.62		0.61		0.61		3.93		80
48.55	(2.55)	119,436	0.63		0.64		0.60		0.61		2.54		216
50.28	0.56	28,156	0.61	*	2.14	*	0.60	*	2.13	*	3.63	*	381

$52.45	(3.57)%	$273,276	0.35	%*	0.35	%*	0.35	%*	0.35	%*	2.25	%*	16%
55.11	6.52	254,045	0.35		0.35		0.35		0.35		2.32		23
52.84	1.45	227,728	0.35		0.35		0.35		0.35		2.09		13
53.17	4.23	210,548	0.35		0.35		0.35		0.35		2.01		15
52.06	(0.76)	187,931	0.35		0.35		0.35		0.35		2.26		35
53.70	6.88	153,576	0.35		0.35		0.35		0.35		2.30		11

$100.27	1.09%	$73,196	0.58	%*	0.64	%*	0.50	%*	0.56	%*	1.94	%*	458%
100.23	1.75	58,134	0.57		0.64		0.49	(d)	0.56		1.96		2,288
101.62	2.37	175,808	0.52		0.57		0.50		0.55		1.30		1,591
101.27	1.52	139,750	0.56	*	0.69	*	0.56	*	0.69	*	0.69	*	4,098

$49.70	(1.28)%	$67,597	0.35	%*	0.35	%*	0.35	%*	0.35	%*	1.07	%*	42%
50.65	1.67	68,881	0.35		0.35		0.35		0.35		0.95		36
50.24	0.37	55,765	0.35		0.35		0.35		0.35		0.76		20
50.47	1.10	76,211	0.35		0.35		0.35		0.35		0.51		44
50.14	0.14	60,671	0.35		0.35		0.35		0.35		0.79		42
50.54	1.36	43,463	0.35		0.35		0.35		0.35		0.96		17

$104.22	(0.87)%	$2,197,058	0.60	%*	0.61	%*	0.55	%*	0.56	%*	2.68	%*	263%
107.31	4.25	2,594,821	0.56		0.58		0.55		0.57		2.92		475
106.69	3.01	2,489,072	0.57		0.63		0.55		0.61		2.60		180
108.85	5.10	3,431,844	0.56		0.57		0.55		0.56		2.24		577
105.66	3.11	4,398,592	0.55		0.55		0.55		0.55		2.26		449
105.55	6.27	1,765,865	0.55	*	0.62	*	0.55	*	0.62	*	2.86	*	322

SEMIANNUAL REPORT	DECEMBER 31, 2016	25

Statements of Assets and Liabilities

(Amounts in thousands†, except per share amounts)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Assets:
Investments, at value
Investments in securities*^	$133,754	$150,835	$1,074,453	$101,445	$61,685
Investments in Affiliates	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Cash	0	0	54	38	2
Deposits with counterparty	0	0	0	0	0
Foreign currency, at value	0	0	0	0	0
Receivable for investments sold	3,476	6,770	32,464	995	136
Receivable for investments sold on a delayed-delivery basis	0	0	0	0	0
Receivable for TBA investments sold	0	0	0	0	0
Receivable for Fund shares sold	38,003	0	0	0	0
Interest and/or dividends receivable	582	0	3,331	459	317
Reimbursement receivable from PIMCO	17	15	0	15	13
Other assets	0	0	0	0	0
Total Assets	175,832	157,620	1,110,302	102,952	62,153

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$0	$0	$0	$0	$0
Payable for sale-buyback transactions	0	0	0	0	0
Payable for short sales	0	0	0	0	0
Financial Derivative Instruments
Exchange-traded or centrally cleared	0	0	0	0	0
Over the counter	0	0	0	0	0
Payable for investments purchased	41,353	6,895	31,786	0	0
Payable for TBA investments purchased	0	0	0	0	0
Payable upon return of securities loaned	0	0	0	0	0
Deposits from counterparty	0	0	0	0	0
Payable for Fund shares redeemed	0	0	0	0	0
Distributions payable	67	1,521	0	942	72
Accrued management fees	13	21	191	18	11
Accrued taxes payable	0	0	0	0	0
Other liabilities	21	23	35	18	15
Total Liabilities	41,454	8,460	32,012	978	98

Net Assets	$134,378	$149,160	$1,078,290	$101,974	$62,055

Net Assets Consist of:
Paid in capital	$134,798	$167,448	$1,090,950	$117,302	$63,617
Undistributed (overdistributed) net investment income	(26)	(35)	(1,516)	(20)	(90)
Accumulated undistributed net realized gain (loss)	90	8,578	(13,288)	(9,804)	200
Net unrealized appreciation (depreciation)	(484)	(26,831)	2,144	(5,504)	(1,672)

Net Assets	$134,378	$149,160	$1,078,290	$101,974	$62,055

Shares Issued and Outstanding	2,652	1,370	20,570	1,570	1,080

Net Asset Value Per Share Outstanding:	$50.67	$108.88	$52.42	$64.95	$57.46

Cost of investments in securities	$134,238	$177,666	$1,072,309	$106,949	$63,357
Cost of investments in Affiliates	$0	$0	$0	$0	$0
Cost of foreign currency held	$0	$0	$0	$0	$0
Proceeds received on short sales	$0	$0	$0	$0	$0
Cost or premiums of financial derivative instruments, net	$0	$0	$0	$0	$0

* Includes repurchase agreements of:	$272	$1,691	$0	$0	$109
^ Includes securities on loan of:	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

26	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$2,271,311	$509,829	$39,231	$5,602,910	$92,983	$277,835	$91,598	$68,268	$3,414,922
52,989	0	0	0	0	0	0	0	0

403	7	41	0	37	0	41	0	3,386
0	0	169	0	1,818	0	126	0	35,452
7,661	2	1	0	0	10	77	0	1,329
18,743	829	580	0	1,076	0	946	0	4,553
0	0	41	0	127	0	133	0	2,134
80	0	1	133	3,720	0	15	0	598
0	0	0	0	3,572	0	0	0	0
0	0	4,997	0	0	0	0	0	870,155
0	0	0	21,270	0	2,618	0	0	0
32,419	5,176	384	26,799	441	2,877	598	579	16,894
0	0	4	0	11	0	11	0	160
0	0	0	0	1	0	0	0	0
2,383,606	515,843	45,449	5,651,112	103,786	283,340	93,545	68,847	4,349,583

$3,219	$0	$0	$0	$0	$0	$20,130	$0	$214,572
0	0	0	0	23,418	0	0	0	7,949
0	0	285	0	0	0	0	0	0

0	0	11	0	88	0	17	0	4,891
0	0	614	0	1,667	0	55	0	23,918
52,667	0	0	22,265	12	9,460	0	1,158	678
0	0	7,115	0	0	0	0	0	1,851,575
52,989	0	0	0	0	0	0	0	0
0	0	0	0	330	0	0	0	22,803
0	0	0	0	0	0	0	0	10,380
10,193	1,454	274	7,606	0	511	102	68	14,403
1,082	96	29	1,730	43	82	33	22	1,132
0	0	0	0	18	0	0	0	0
63	13	5	164	32	11	12	2	224
120,213	1,563	8,333	31,765	25,608	10,064	20,349	1,250	2,152,525

$2,263,393	$514,280	$37,116	$5,619,347	$78,178	$273,276	$73,196	$67,597	$2,197,058

$2,383,609	$519,890	$39,159	$5,611,778	$104,096	$274,018	$75,353	$68,479	$2,273,802
(6,834)	(116)	(186)	(1,330)	(8,405)	29	(249)	(25)	(5,800)
(122,795)	(2,629)	(1,515)	(3,340)	(12,259)	(2,980)	(1,739)	(482)	(53,928)
9,413	(2,865)	(342)	12,239	(5,254)	2,209	(169)	(375)	(17,016)

$2,263,393	$514,280	$37,116	$5,619,347	$78,178	$273,276	$73,196	$67,597	$2,197,058

22,650	5,030	760	55,470	1,860	5,210	730	1,360	21,080

$99.93	$102.24	$48.84	$101.30	$42.03	$52.45	$100.27	$49.70	$104.22

$2,272,683	$512,839	$39,837	$5,590,671	$98,911	$275,626	$91,628	$68,643	$3,476,057
$52,989	$0	$0	$0	$0	$0	$0	$0	$0
$0	$0	$40	$0	$129	$0	$138	$0	$2,126
$0	$0	$285	$0	$0	$0	$0	$0	$0
$0	$0	$(651)	$0	$(165)	$0	$(7)	$0	$(11,221)

$283,620	$30,763	$321	$43,231	$123	$1,597	$0	$158	$2,361
$57,204	$0	$0	$0	$0	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2016	27

Statements of Operations

Six Months Ended December 31, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO 1-3 Year U.S. Treasury Index Exchange- Traded Fund	PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange- Traded Fund	PIMCO 1-5 Year U.S. TIPS Index Exchange- Traded Fund	PIMCO 15+ Year U.S. TIPS Index Exchange- Traded Fund	PIMCO Broad U.S. TIPS Index Exchange- Traded Fund

Investment Income:
Interest, net of foreign taxes*	$598	$3,113	$8,841	$1,273	$776
Dividends from Investments in Affiliates	0	0	0	0	0
Securities lending income	0	0	0	0	0
Total Income	598	3,113	8,841	1,273	776

Expenses:
Management fees	101	187	1,077	102	80
Trustee fees	4	6	26	3	2
Interest expense	0	0	0	0	0
Miscellaneous expense	3	6	0	2	2
Total Expenses	108	199	1,103	107	84
Waiver and/or Reimbursement by PIMCO	(3)	(6)	0	(3)	(2)
Net Expenses	105	193	1,103	104	82

Net Investment Income	493	2,920	7,738	1,169	694

Net Realized Gain (Loss):
Investments in securities	8	(1,857)	(808)	(315)	(36)
In-kind redemptions	128	28,851	400	1,302	1,113
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0	0
Foreign currency	0	0	0	0	0

Net Realized Gain (Loss)	136	26,994	(408)	987	1,077

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	(1,377)	(55,008)	(8,577)	(6,305)	(2,443)
Exchange-traded or centrally cleared financial derivative instruments	0	0	0	0	0
Over the counter financial derivative instruments	0	0	0	0	0
Foreign currency assets and liabilities	0	0	0	0	0

Net Change in Unrealized Appreciation (Depreciation)	(1,377)	(55,008)	(8,577)	(6,305)	(2,443)

Net Increase (Decrease) in Net Assets Resulting from Operations	$(748)	$(25,094)	$(1,247)	$(4,149)	$(672)

* Foreign tax withholdings	$0	$0	$0	$0	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

28	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 0-5 Year High Yield Corporate Bond Index Exchange- Traded Fund	PIMCO Investment Grade Corporate Bond Index Exchange- Traded Fund	PIMCO Diversified Income Active Exchange- Traded Fund	PIMCO Enhanced Short Maturity Active Exchange- Traded Fund	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Intermediate Municipal Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange- Traded Fund	PIMCO Short Term Municipal Bond Active Exchange- Traded Fund	PIMCO Total Return Active Exchange- Traded Fund

$52,441	$8,210	$796	$43,592	$1,816	$3,426	$879	$504	$41,644
95	0	0	6	0	0	0	0	0
546	1	0	4	0	0	0	0	0
53,082	8,211	796	43,602	1,816	3,426	879	504	41,644

5,564	538	158	8,941	256	461	193	123	6,988
50	12	1	116	2	7	1	2	64
0	0	2	87	106	0	28	0	594
0	0	1	0	2	0	2	0	0
5,614	550	162	9,144	366	468	224	125	7,646
0	0	(1)	0	(2)	0	(23)	0	(104)
5,614	550	161	9,144	364	468	201	125	7,542

47,468	7,661	635	34,458	1,452	2,958	678	379	34,102

(8,234)	(1,837)	(169)	1,324	(3,250)	(1,083)	315	(266)	(11,389)
7,182	240	0	122	0	0	0	0	0
7,650	191	(228)	0	(240)	0	(184)	0	(39,778)
0	0	593	0	827	0	370	0	14,737
0	0	(11)	0	(189)	0	6	0	(3,196)

6,598	(1,406)	185	1,446	(2,852)	(1,083)	507	(266)	(39,626)

67,624	(17,947)	119	12,965	(2,934)	(11,110)	(578)	(1,015)	(135,115)
6,187	131	(138)	0	1,693	0	91	0	76,074
0	0	114	0	1,539	0	(24)	0	42,714
0	0	(1)	0	8	0	(10)	0	(116)

73,811	(17,816)	94	12,965	306	(11,110)	(521)	(1,015)	(16,443)

$127,877	$(11,561)	$914	$48,869	$(1,094)	$(9,235)	$664	$(902)	$(21,967)

$1	$0	$0	$2	$17	$0	$0	$0	$0

SEMIANNUAL REPORT	DECEMBER 31, 2016	29

Statements of Changes in Net Assets

	PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund		PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$493	$872	$2,920	$5,361
Net realized gain (loss)	136	147	26,994	2,619
Net change in unrealized appreciation (depreciation)	(1,377)	712	(55,008)	43,834

Net Increase (Decrease) in Net Assets Resulting from Operations	(748)	1,731	(25,094)	51,814

Distributions to Shareholders:
From net investment income	(591)	(773)	(4,541)	(3,812)
From net realized capital gains	(71)	(50)	0	0
Tax basis return of capital	0	0	0	0

Total Distributions(a)	(662)	(823)	(4,541)	(3,812)

Fund Share Transactions:
Receipts for shares sold	43,114	86,563	22,423	436,758
Cost of shares redeemed	(58,642)	(43,330)	(286,479)	(138,869)
Net increase (decrease) resulting from Fund share transactions	(15,528)	43,233	(264,056)	297,889

Total Increase (Decrease) in Net Assets	(16,938)	44,141	(293,691)	345,891

Net Assets:
Beginning of period	151,316	107,175	442,851	96,960
End of period*	$134,378	$151,316	$149,160	$442,851

* Including undistributed (overdistributed) net investment income of:	$(26)	$72	$(35)	$1,586

Shares of Beneficial Interest:
Shares Sold	850	1,700	200	3,550
Shares Redeemed	(1,150)	(850)	(2,100)	(1,200)
Net increase (decrease) in shares outstanding	(300)	850	(1,900)	2,350

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

30	PIMCO ETF TRUST	See Accompanying Notes

PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund		PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund		PIMCO Broad U.S. TIPS Index Exchange-Traded Fund		PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund		PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

$7,738	$3,945	$1,169	$1,642	$694	$730	$47,468	$99,510	$7,661	$9,106
(408)	(5,579)	987	2,963	1,077	(70)	6,598	(140,449)	(1,406)	(647)
(8,577)	18,812	(6,305)	8,366	(2,443)	3,363	73,811	24,501	(17,816)	19,501

(1,247)	17,178	(4,149)	12,971	(672)	4,023	127,877	(16,438)	(11,561)	27,960

(6,819)	0	(2,217)	(638)	(891)	(397)	(62,364)	(99,652)	(8,842)	(7,997)
0	0	0	0	0	0	0	0	0	(97)
0	(5,648)	0	0	0	0	0	0	0	0

(6,819)	(5,648)	(2,217)	(638)	(891)	(397)	(62,364)	(99,652)	(8,842)	(8,094)

65,442	88,364	20,403	139,711	14,716	34,038	614,606	588,513	143,522	253,220
(44,697)	(217,149)	(21,260)	(135,386)	(41,502)	(39,733)	(460,894)	(1,233,496)	(56,050)	(70,078)
20,745	(128,785)	(857)	4,325	(26,786)	(5,695)	153,712	(644,983)	87,472	183,142

12,679	(117,255)	(7,223)	16,658	(28,349)	(2,069)	219,225	(761,073)	67,069	203,008

1,065,611	1,182,866	109,197	92,539	90,404	92,473	2,044,168	2,805,241	447,211	244,203
$1,078,290	$1,065,611	$101,974	$109,197	$62,055	$90,404	$2,263,393	$2,044,168	$514,280	$447,211

$(1,516)	$(2,435)	$(20)	$1,028	$(90)	$107	$(6,834)	$8,062	$(116)	$1,065

1,250	1,700	300	2,200	250	600	6,200	6,250	1,350	2,500
(850)	(4,200)	(300)	(2,100)	(700)	(700)	(4,700)	(13,050)	(550)	(700)
400	(2,500)	0	100	(450)	(100)	1,500	(6,800)	800	1,800

SEMIANNUAL REPORT	DECEMBER 31, 2016	31

Statements of Changes in Net Assets (Cont.)

	PIMCO Diversified Income Active Exchange-Traded Fund		PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

(Amounts in thousands†)	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income	$635	$1,922	$34,458	$43,357
Net realized gain (loss)	185	(745)	1,446	(822)
Net change in unrealized appreciation (depreciation)	94	776	12,965	642

Net Increase (Decrease) in Net Assets Resulting from Operations	914	1,953	48,869	43,177

Distributions to Shareholders:
From net investment income	(1,000)	(2,208)	(42,013)	(42,103)
From net realized capital gains	0	0	0	(825)

Total Distributions(a)	(1,000)	(2,208)	(42,013)	(42,928)

Fund Share Transactions:
Receipts for shares sold	5,035	0	1,453,935	2,437,791
Cost of shares redeemed	(4,950)	(18,671)	(488,986)	(1,326,548)
Net increase (decrease) resulting from Fund share transactions	85	(18,671)	964,949	1,111,243

Total Increase (Decrease) in Net Assets	(1)	(18,926)	971,805	1,111,492

Net Assets:
Beginning of period	37,117	56,043	4,647,542	3,536,050
End of period*	$37,116	$37,117	$5,619,347	$4,647,542

* Including undistributed (overdistributed) net investment income of:	$(186)	$179	$(1,330)	$6,225

Shares of Beneficial Interest:
Shares Sold	100	0	14,350	24,150
Shares Redeemed	(100)	(400)	(4,830)	(13,160)
Net increase (decrease) in shares outstanding	0	(400)	9,520	10,990

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. The actual tax characterization of distributions paid is determined at the end of the fiscal year. See Note 2 in the Notes to Financial Statements for more information.

32	PIMCO ETF TRUST	See Accompanying Notes

PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund		PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund		PIMCO Low Duration Active Exchange-Traded Fund		PIMCO Short Term Municipal Bond Active Exchange-Traded Fund		PIMCO Total Return Active Exchange-Traded Fund

Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016	Six Months Ended December 31, 2016 (Unaudited)	Year Ended June 30, 2016

$1,452	$3,385	$2,958	$5,554	$678	$2,322	$379	$584	$34,102	$75,862
(2,852)	(14,172)	(1,083)	(65)	507	(1,598)	(266)	0	(39,626)	33,619
306	8,064	(11,110)	9,681	(521)	175	(1,015)	418	(16,443)	(1,363)

(1,094)	(2,723)	(9,235)	15,170	664	899	(902)	1,002	(21,967)	108,118

0	0	(3,397)	(5,050)	(709)	(2,867)	(418)	(518)	(49,607)	(93,619)
0	0	0	0	0	(1,051)	0	0	0	0

0	0	(3,397)	(5,050)	(709)	(3,918)	(418)	(518)	(49,607)	(93,619)

14	28	34,524	29,643	15,107	15,098	2,523	15,148	27,188	529,851
(8,455)	(12,272)	(2,661)	(13,446)	0	(129,753)	(2,487)	(2,516)	(353,377)	(438,601)
(8,441)	(12,244)	31,863	16,197	15,107	(114,655)	36	12,632	(326,189)	91,250

(9,535)	(14,967)	19,231	26,317	15,062	(117,674)	(1,284)	13,116	(397,763)	105,749

87,713	102,680	254,045	227,728	58,134	175,808	68,881	55,765	2,594,821	2,489,072
$78,178	$87,713	$273,276	$254,045	$73,196	$58,134	$67,597	$68,881	$2,197,058	$2,594,821

$(8,405)	$(9,857)	$29	$468	$(249)	$(218)	$(25)	$14	$(5,800)	$9,705

0	0	650	550	150	150	50	300	250	5,000
(200)	(300)	(50)	(250)	0	(1,300)	(50)	(50)	(3,350)	(4,150)
(200)	(300)	600	300	150	(1,150)	0	250	(3,100)	850

SEMIANNUAL REPORT	DECEMBER 31, 2016	33

Statements of Cash Flows

Six Months Ended December 31, 2016 (Unaudited)
(Amounts in thousands†)	PIMCO Global Advantage® Inflation-Linked Bond Active Exchange- Traded Fund	PIMCO Low Duration Active Exchange Traded Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$(1,094)	$664

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(78,207)	(374,364)
Proceeds from sales of long-term securities	97,118	343,674
(Purchases) from sales of short-term portfolio investments, net	(4,365)	(242)
(Increase) in deposits with counterparty	(92)	(496)
(Increase) decrease in receivable for investments sold	(7,258)	18,317
(Increase) decrease in interest and/or dividends receivable	148	(199)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	1,575	(122)
Proceeds from over the counter financial derivative instruments	912	359
(Increase) reimbursement receivable from PIMCO	(9)	(13)
(Decrease) in payable for investments purchased	(8)	(18,737)
(Decrease) in deposits from counterparty	(300)	(530)
Increase in accrued management fees	1	10
Increase in accrued taxes payable	17	0
(Payments on) foreign currency transactions	(181)	(4)
Increase (Decrease) in other liabilities	(1)	0
Net Realized (Gain) Loss
Investments in securities	3,250	(315)
Exchange-traded or centrally cleared financial derivative instruments	240	184
Over the counter financial derivative instruments	(827)	(370)
Foreign currency	189	(6)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	2,934	578
Exchange-traded or centrally cleared financial derivative instruments	(1,693)	(91)
Over the counter financial derivative instruments	(1,539)	24
Foreign currency assets and liabilities	(8)	10
Net amortization on investments	73	294

Net Cash Provided by (Used for) Operating Activities	10,875	(31,375)

Cash Flows Received from (Used for) Financing Activities:
Proceeds from shares sold	14	15,107
Payments on shares redeemed	(8,455)	0
Cash distributions paid	0	(607)
Proceeds from reverse repurchase agreements	80,519	451,047
Payments on reverse repurchase agreements	(101,846)	(432,496)
Proceeds from sale-buyback transactions	214,843	236,307
Payments on sale-buyback transactions	(196,148)	(237,873)

Net Cash Received from (Used for) Financing Activities	(11,073)	31,485

Net Increase (Decrease) in Cash and Foreign Currency	(198)	110

Cash and Foreign Currency:
Beginning of period	325	100
End of period	$127	$210

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the period	$115	$24

†	A zero balance may reflect actual amounts rounding to less than one thousand.

34	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.3%
U.S. Treasury Bonds
8.125% due 08/15/2019	$4,780	$5,606
U.S. Treasury Notes
0.750% due 04/15/2018	5,590	5,573
0.750% due 02/15/2019	5,890	5,831
0.750% due 07/15/2019	2,110	2,079
0.875% due 01/15/2018	6,680	6,677
0.875% due 07/15/2018	5,650	5,632
0.875% due 10/15/2018	6,850	6,816
0.875% due 04/15/2019	5,060	5,014
0.875% due 05/15/2019	5,620	5,565
0.875% due 06/15/2019	4,490	4,442
0.875% due 07/31/2019	3,900	3,854
0.875% due 09/15/2019	5,300	5,229

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.000% due 12/15/2017	$1,350	$1,351
1.000% due 03/15/2018	6,535	6,539
1.000% due 08/15/2018	5,300	5,293
1.000% due 09/15/2018	4,050	4,041
1.000% due 03/15/2019	3,790	3,769
1.000% due 10/15/2019	6,110	6,043
1.125% due 06/15/2018	6,875	6,882
1.125% due 01/15/2019	4,420	4,411
1.250% due 12/15/2018	4,435	4,440
1.375% due 12/15/2019	2,500	2,493
3.375% due 11/15/2019	3,700	3,903
3.500% due 02/15/2018	6,430	6,611
3.750% due 11/15/2018	8,300	8,696
3.875% due 05/15/2018	6,440	6,692

Total U.S. Treasury Obligations (Cost $133,966)		133,482

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (a) 0.2%
$272

Total Short-Term Instruments (Cost $272)	272

Total Investments in Securities (Cost $134,238)	133,754

Total Investments 99.5% (Cost $134,238)	$133,754

Other Assets and Liabilities, net 0.5%	624

Net Assets 100.0%	$134,378

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$272	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$280	$272	$272

Total Repurchase Agreements						$280	$272	$272

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$272	$0	$0	$0	$272	$(280)	$(8)

Total Borrowings and Other Financing Transactions	$272	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$133,482	$0	$133,482
Short-Term Instruments
Repurchase Agreements	0	272	0	272

Total Investments	$0	$133,754	$0	$133,754

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	35

Schedule of Investments PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.1%

U.S. TREASURY OBLIGATIONS 100.0%
U.S. Treasury STRIPS (a)
0.000% due 02/15/2042	$17,828	$8,113
0.000% due 05/15/2042	17,159	7,738
0.000% due 08/15/2042	18,212	8,132
0.000% due 11/15/2042	17,184	7,609
0.000% due 02/15/2043	17,869	7,865
0.000% due 05/15/2043	17,624	7,687
0.000% due 08/15/2043	17,917	7,839
0.000% due 11/15/2043	17,301	7,516
0.000% due 02/15/2044	17,787	7,614

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.000% due 05/15/2044	$17,827	$7,550
0.000% due 08/15/2044	17,457	7,311
0.000% due 11/15/2044	17,860	7,419
0.000% due 02/15/2045	17,564	7,238
0.000% due 05/15/2045	17,569	7,178
0.000% due 08/15/2045	17,636	7,161
0.000% due 11/15/2045	17,831	7,162
0.000% due 02/15/2046	17,772	7,105
0.000% due 05/15/2046	17,501	6,959
0.000% due 08/15/2046	17,863	7,064
0.000% due 11/15/2046	17,500	6,884

Total U.S. Treasury Obligations (Cost $175,975)		149,144

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 1.1%

REPURCHASE AGREEMENTS (b) 1.1%
$1,691

Total Short-Term Instruments (Cost $1,691)	1,691

Total Investments in Securities (Cost $177,666)	150,835

Total Investments 101.1% (Cost $177,666)	$150,835

Other Assets and Liabilities, net (1.1)%	(1,675)

Net Assets 100.0%	$149,160

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$1,691	U.S. Treasury Notes 1.000% due 05/15/2018(2)	$(1,726)	$1,691	$1,691

Total Repurchase Agreements						$(1,726)	$1,691	$1,691

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,691	$0	$0	$0	$1,691	$(1,726)	$(35)

Total Borrowings and Other Financing Transactions	$1,691	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$149,144	$0	$149,144
Short-Term Instruments
Repurchase Agreements	0	1,691	0	1,691

Total Investments	$0	$150,835	$0	$150,835

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

36	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.6%

U.S. TREASURY OBLIGATIONS 99.6%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2018	$137,987	$139,275
0.125% due 04/15/2019	128,600	130,235
0.125% due 04/15/2020	136,245	137,693
0.125% due 04/15/2021	110,714	111,412
0.625% due 07/15/2021	105,166	108,587
1.125% due 01/15/2021	109,658	115,107
1.250% due 07/15/2020	88,605	93,613
1.375% due 07/15/2018	39,712	41,221
1.375% due 01/15/2020	49,694	52,283
1.625% due 01/15/2018	43,123	44,260

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.875% due 07/15/2019	$48,385	$51,538
2.125% due 01/15/2019	46,578	49,229

Total U.S. Treasury Obligations (Cost $1,072,309)		1,074,453

Total Investments in Securities (Cost $1,072,309)		1,074,453

Total Investments 99.6% (Cost $1,072,309)		$1,074,453

Other Assets and Liabilities, net 0.4%		3,837

Net Assets 100.0%		$1,078,290

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$1,074,453	$0	$1,074,453

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	37

Schedule of Investments PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.5%

U.S. TREASURY OBLIGATIONS 99.5%
U.S. Treasury Inflation Protected Securities (a)
0.625% due 02/15/2043	$13,391	$12,281
0.750% due 02/15/2042	14,346	13,604
0.750% due 02/15/2045	13,287	12,520
1.000% due 02/15/2046	11,962	12,021
1.375% due 02/15/2044	13,786	15,064
2.125% due 02/15/2040	9,751	12,092
2.125% due 02/15/2041	14,950	18,634

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.375% due 04/15/2032	$3,779	$5,229

Total U.S. Treasury Obligations (Cost $106,949)		101,445

Total Investments in Securities (Cost $106,949)		101,445

Total Investments 99.5% (Cost $106,949)		$101,445

Other Assets and Liabilities, net 0.5%		529

Net Assets 100.0%		$101,974

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$101,445	$0	$101,445

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

38	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Broad U.S. TIPS Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.4%

U.S. TREASURY OBLIGATIONS 99.2%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 01/15/2022	$3,085	$3,093
0.125% due 07/15/2022	3,382	3,393
0.125% due 01/15/2023	2,854	2,834
0.125% due 07/15/2026	664	642
0.375% due 07/15/2025	3,641	3,623
0.625% due 01/15/2024	5,252	5,348
0.750% due 02/15/2042	3,212	3,046
1.000% due 02/15/2046	891	895
1.125% due 01/15/2021	5,978	6,275
1.375% due 07/15/2018	1,536	1,594

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.375% due 01/15/2020	$3,613	$3,801
1.375% due 02/15/2044	3,254	3,556
1.625% due 01/15/2018	3,926	4,030
1.750% due 01/15/2028	2,246	2,510
1.875% due 07/15/2019	2,907	3,097
2.000% due 01/15/2026	3,528	3,977
2.125% due 02/15/2040	835	1,036
2.375% due 01/15/2025	3,891	4,470
2.500% due 01/15/2029	2,955	3,568
3.375% due 04/15/2032	569	788

Total U.S. Treasury Obligations (Cost $63,248)		61,576

MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 0.2%

REPURCHASE AGREEMENTS (b) 0.2%
$109

Total Short-Term Instruments (Cost $109)	109

Total Investments in Securities (Cost $63,357)	61,685

Total Investments 99.4% (Cost $63,357)	$61,685

Other Assets and Liabilities, net 0.6%	370

Net Assets 100.0%	$62,055

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/3/2017	$109	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$116	$109	$109

Total Repurchase Agreements						$116	$109	$109

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$109	$0	$0	$0	$109	$(116)	$(7)

Total Borrowings and Other Financing Transactions	$109	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
U.S. Treasury Obligations	$0	$61,576	$0	$61,576
Short-Term Instruments
Repurchase Agreements	0	109	0	109

Total Investments	$0	$61,685	$0	$61,685

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	39

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 100.3%

CORPORATE BONDS & NOTES 86.8%

BANKING & FINANCE 16.7%
AGFC Capital Trust
6.000% due 01/15/2067	$1,500	$750
Aircastle Ltd.
6.750% due 04/15/2017	9,941	10,047
Ally Financial, Inc.
2.750% due 01/30/2017	1,800	1,801
3.250% due 09/29/2017	1,100	1,109
3.500% due 01/27/2019	2,448	2,466
4.125% due 03/30/2020	7,150	7,311
4.750% due 09/10/2018	8,950	9,241
5.500% due 02/15/2017	25,850	25,963
6.250% due 12/01/2017	2,000	2,078
8.000% due 03/15/2020	3,050	3,462
American Equity Investment Life Holding Co.
6.625% due 07/15/2021	1,400	1,467
Barclays Bank PLC
7.750% due 04/10/2023	1,530	1,614
BPCE S.A.
4.500% due 03/15/2025	3,000	2,924
Cantor Commercial Real Estate Co. LP
7.750% due 02/15/2018	13,695	13,729
Chinos Intermediate Holdings A, Inc. (7.750% Cash or 8.500% PIK)
7.750% due 05/01/2019 (a)	7,453	3,093
CIT Group, Inc.
3.875% due 02/19/2019	150	154
4.250% due 08/15/2017	22,383	22,691
5.000% due 05/15/2018	17,858	18,126
5.375% due 05/15/2020	2,900	3,089
5.500% due 02/15/2019	8,342	8,822
6.625% due 04/01/2018	675	713
Credit Agricole S.A.
6.637% due 05/31/2017 (b)	5,725	5,406
Crescent Communities LLC
8.875% due 10/15/2021	2,000	2,025
Eksportfinans ASA
5.500% due 06/26/2017	1,375	1,396
FBM Finance, Inc.
8.250% due 08/15/2021	1,000	1,060
Fly Leasing Ltd.
6.750% due 12/15/2020	2,100	2,202
Genworth Holdings, Inc.
7.625% due 09/24/2021	3,300	3,061
HBOS PLC
6.750% due 05/21/2018	2,720	2,874
HUB International Ltd.
7.875% due 10/01/2021	4,650	4,924
9.250% due 02/15/2021	1,900	1,969
Icahn Enterprises LP
3.500% due 03/15/2017	6,288	6,304
4.875% due 03/15/2019	6,950	7,054
6.000% due 08/01/2020	7,050	7,235
International Lease Finance Corp.
6.250% due 05/15/2019	7,550	8,135
8.750% due 03/15/2017	8,319	8,438
Iron Mountain, Inc.
6.000% due 10/01/2020	2,900	3,067
iStar, Inc.
4.000% due 11/01/2017	3,875	3,904
4.875% due 07/01/2018	3,808	3,818
5.000% due 07/01/2019	4,225	4,257
7.125% due 02/15/2018	7,025	7,262
9.000% due 06/01/2017	4,500	4,641
Jefferies Finance LLC
7.375% due 04/01/2020	7,850	7,889
KCG Holdings, Inc.
6.875% due 03/15/2020	5,675	5,703
Nationstar Mortgage LLC
6.500% due 08/01/2018	800	814
7.875% due 10/01/2020	3,065	3,188
9.625% due 05/01/2019	6,150	6,457

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Navient Corp.
4.875% due 06/17/2019	$10,434	$10,825
5.500% due 01/15/2019	3,245	3,375
6.625% due 07/26/2021	21,270	22,546
7.250% due 01/25/2022	500	531
OneMain Financial Holdings LLC
6.750% due 12/15/2019	5,000	5,231
PHH Corp.
7.375% due 09/01/2019 (d)	10,375	11,205
Provident Funding Associates LP
6.750% due 06/15/2021	3,850	3,888
Radian Group, Inc.
5.250% due 06/15/2020	5,075	5,316
5.500% due 06/01/2019	2,008	2,106
7.000% due 03/15/2021	2,100	2,344
Realogy Group LLC
4.500% due 04/15/2019	3,250	3,360
Royal Bank of Scotland Group PLC
6.990% due 10/05/2017 (b)	6,045	6,544
7.640% due 09/30/2017 (b)(d)	2,000	1,865
7.648% due 09/30/2031 (b)	233	267
Societe Generale S.A.
5.922% due 04/05/2017 (b)	1,450	1,445
Springleaf Finance Corp.
6.900% due 12/15/2017	29,057	30,373
8.250% due 12/15/2020	300	327
Starwood Property Trust, Inc.
5.000% due 12/15/2021	3,400	3,454
Stearns Holdings LLC
9.375% due 08/15/2020	3,244	3,260
TMX Finance LLC
8.500% due 09/15/2018	7,500	6,581
VEREIT Operating Partnership LP
4.125% due 06/01/2021	100	102

		378,678

INDUSTRIALS 60.8%
Abengoa Finance S.A.
8.875% due 11/01/2017 ^	1,425	71
Accudyne Industries Borrower
7.750% due 12/15/2020 (d)	2,950	2,471
ADT Corp.
3.500% due 07/15/2022	575	551
5.250% due 03/15/2020	11,250	11,981
Affinion Group, Inc.
7.875% due 12/15/2018	1,750	1,531
Alberta ULC
14.000% due 02/13/2020 ^	672	0
Alere, Inc.
6.500% due 06/15/2020	2,000	1,980
7.250% due 07/01/2018	870	881
Aleris International, Inc.
7.875% due 11/01/2020	15,125	15,238
9.500% due 04/01/2021	900	970
Algeco Scotsman Global Finance PLC
8.500% due 10/15/2018	14,620	13,633
Allegheny Technologies, Inc.
5.950% due 01/15/2021	1,400	1,362
American Airlines Group, Inc.
5.500% due 10/01/2019	2,350	2,438
Anglo American Capital PLC
3.625% due 05/14/2020	8,900	9,044
4.450% due 09/27/2020	2,100	2,163
9.375% due 04/08/2019	3,300	3,787
Antero Resources Corp.
5.375% due 11/01/2021	8,935	9,170
APX Group, Inc.
6.375% due 12/01/2019	9,775	10,105
ArcelorMittal
5.125% due 06/01/2020 (d)	6,825	7,183
6.250% due 08/05/2020	2,960	3,234
6.500% due 03/01/2021	7,767	8,544

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Arconic, Inc.
5.400% due 04/15/2021	$3,100	$3,298
5.720% due 02/23/2019	14,696	15,633
6.150% due 08/15/2020	1,985	2,166
6.750% due 07/15/2018	1,075	1,148
Ardagh Packaging Finance PLC
6.000% due 06/30/2021	6,000	6,127
Ashland LLC
3.875% due 04/15/2018	13,354	13,755
Atwood Oceanics, Inc.
6.500% due 02/01/2020 (d)	12,417	11,424
Avaya, Inc.
7.000% due 04/01/2019	5,525	4,862
Avon Products, Inc.
6.500% due 03/01/2019	800	832
6.600% due 03/15/2020	4,082	4,143
Ball Corp.
4.375% due 12/15/2020	1,500	1,573
BlueLine Rental Finance Corp.
7.000% due 02/01/2019	10,909	10,691
BlueScope Steel Finance Ltd.
6.500% due 05/15/2021	2,100	2,230
BMC Software Finance, Inc.
8.125% due 07/15/2021	2,900	2,724
Bombardier, Inc.
7.750% due 03/15/2020	3,000	3,172
8.750% due 12/01/2021	6,450	6,861
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (a)	10,850	10,226
Bumble Bee Holdings, Inc.
9.000% due 12/15/2017	14,462	14,317
Cablevision Systems Corp.
7.750% due 04/15/2018	8,375	8,857
8.000% due 04/15/2020	3,275	3,602
8.625% due 09/15/2017	3,000	3,124
Caesars Entertainment Resort Properties LLC
8.000% due 10/01/2020	3,400	3,578
CalAtlantic Group, Inc.
6.625% due 05/01/2020	250	275
8.375% due 05/15/2018	3,000	3,270
Calumet Specialty Products Partners LP
6.500% due 04/15/2021	4,350	3,708
Capsugel S.A. (7.000% Cash or 7.750% PIK)
7.000% due 05/15/2019 (a)	3,868	3,904
Carlson Wagonlit BV
6.875% due 06/15/2019	400	414
Carrizo Oil & Gas, Inc.
7.500% due 09/15/2020	2,100	2,179
Cenovus Energy, Inc.
5.700% due 10/15/2019	3,750	4,012
Centene Corp.
5.625% due 02/15/2021	4,065	4,284
Cenveo Corp.
6.000% due 08/01/2019	700	628
Cequel Communications Holdings LLC
6.375% due 09/15/2020	7,611	7,858
CF Industries, Inc.
7.125% due 05/01/2020	10,019	10,971
Chesapeake Energy Corp.
6.500% due 08/15/2017	3,950	4,068
6.625% due 08/15/2020	3,270	3,319
CITGO Holding, Inc.
10.750% due 02/15/2020	8,025	8,647
Claire’s Stores, Inc.
9.000% due 03/15/2019	7,625	3,889
Clear Channel Worldwide Holdings, Inc.
7.625% due 03/15/2020	13,945	13,989
Cliffs Natural Resources, Inc.
8.250% due 03/31/2020	8,275	9,102
CNH Industrial Capital LLC
3.625% due 04/15/2018	750	763
3.875% due 07/16/2018	8,400	8,557
3.875% due 10/15/2021	3,300	3,255
4.375% due 11/06/2020	4,750	4,887

40	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CommScope, Inc.
4.375% due 06/15/2020	$650	$666
Community Health Systems, Inc.
5.125% due 08/15/2018	4,482	4,404
7.125% due 07/15/2020	4,950	3,788
8.000% due 11/15/2019	16,625	13,882
Constellation Brands, Inc.
3.875% due 11/15/2019	3,050	3,165
7.250% due 05/15/2017	12,437	12,701
CSC Holdings LLC
6.750% due 11/15/2021	7,645	8,237
8.625% due 02/15/2019	1,325	1,467
D.R. Horton, Inc.
3.750% due 03/01/2019	275	281
4.000% due 02/15/2020	4,575	4,718
4.750% due 05/15/2017	6,729	6,794
DCP Midstream LLC
5.350% due 03/15/2020	5,060	5,275
Dell, Inc.
4.625% due 04/01/2021	1,500	1,534
Denbury Resources, Inc.
9.000% due 05/15/2021	3,950	4,296
Diamond Finance Corp.
5.875% due 06/15/2021	11,149	11,862
DISH DBS Corp.
4.250% due 04/01/2018	6,986	7,181
5.125% due 05/01/2020	13,995	14,520
6.750% due 06/01/2021	14,350	15,606
7.875% due 09/01/2019	3,000	3,337
DJO Finance LLC
10.750% due 04/15/2020	2,550	2,155
DJO Finco, Inc.
8.125% due 06/15/2021	600	524
Dollar Tree, Inc.
5.250% due 03/01/2020	960	990
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021	2,200	2,142
DynCorp International, Inc. (10.375% Cash and 1.500% PIK)
11.875% due 11/30/2020 (a)	898	840
Dynegy, Inc.
6.750% due 11/01/2019	16,410	16,779
EMC Corp.
1.875% due 06/01/2018	12,050	11,919
2.650% due 06/01/2020	11,075	10,810
Energy Transfer Equity LP
7.500% due 10/15/2020	14,425	16,156
Ensco PLC
4.700% due 03/15/2021	3,050	2,949
Fiat Chrysler Automobiles NV
4.500% due 04/15/2020	9,625	9,842
First Data Corp.
6.750% due 11/01/2020	3,300	3,431
First Quantum Minerals Ltd.
6.750% due 02/15/2020	3,048	3,056
7.000% due 02/15/2021	9,838	9,834
Florida East Coast Holdings Corp.
6.750% due 05/01/2019	10,105	10,484
Freeport-McMoRan, Inc.
2.300% due 11/14/2017	3,100	3,092
2.375% due 03/15/2018	11,950	11,920
3.100% due 03/15/2020	6,625	6,492
6.500% due 11/15/2020	2,000	2,065
Fresenius Medical Care U.S. Finance, Inc.
5.625% due 07/31/2019	5,244	5,605
6.875% due 07/15/2017	4,735	4,877
Gardner Denver, Inc.
6.875% due 08/15/2021	2,100	2,100
GFL Environmental, Inc.
9.875% due 02/01/2021	2,100	2,321
Global Ship Lease, Inc.
10.000% due 04/01/2019	468	431
GLP Capital LP
4.375% due 11/01/2018	490	509

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.375% due 04/15/2021	$300	$312
4.875% due 11/01/2020	3,300	3,481
Greif, Inc.
6.750% due 02/01/2017	4,346	4,362
Guitar Center, Inc.
6.500% due 04/15/2019	300	274
Halcon Resources Corp.
8.625% due 02/01/2020 (d)(f)	5,135	5,366
Hapag-Lloyd AG
9.750% due 10/15/2017	3,826	3,836
Harvest Operations Corp.
2.330% due 04/14/2021	4,058	3,983
HCA Holdings, Inc.
6.250% due 02/15/2021	6,000	6,472
HCA, Inc.
3.750% due 03/15/2019	2,650	2,730
4.250% due 10/15/2019	50	52
6.500% due 02/15/2020	26,150	28,673
HD Supply, Inc.
5.250% due 12/15/2021	2,675	2,832
Hertz Corp.
4.250% due 04/01/2018	1,850	1,873
5.875% due 10/15/2020	3,200	3,144
6.750% due 04/15/2019	2,573	2,579
Hexion, Inc.
6.625% due 04/15/2020	2,890	2,572
8.875% due 02/01/2018	12,600	12,600
Hughes Satellite Systems Corp.
6.500% due 06/15/2019	2,952	3,221
7.625% due 06/15/2021	6,050	6,663
Huntsman International LLC
4.875% due 11/15/2020	16,550	17,233
IAMGOLD Corp.
6.750% due 10/01/2020	1,400	1,372
IASIS Healthcare LLC
8.375% due 05/15/2019	3,180	2,783
iHeartCommunications, Inc.
9.000% due 12/15/2019	6,820	5,601
9.000% due 03/01/2021	16,350	12,160
10.000% due 01/15/2018	8,325	6,244
Immucor, Inc.
11.125% due 08/15/2019	2,100	1,985
Imperial Metals Corp.
7.000% due 03/15/2019	400	384
Infor Software Parent LLC (7.125% Cash or 7.875% PIK)
7.125% due 05/01/2021 (a)	2,900	2,987
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020	2,700	2,106
Intelsat Luxembourg S.A.
6.750% due 06/01/2018	20,175	16,443
International Game Technology PLC
5.625% due 02/15/2020	2,975	3,153
inVentiv Health, Inc.
9.000% due 01/15/2018	5,625	5,637
Jaguar Land Rover Automotive PLC
3.500% due 03/15/2020 (d)	3,750	3,797
4.125% due 12/15/2018	5,000	5,156
JC Penney Corp., Inc.
5.750% due 02/15/2018	1,000	1,028
7.950% due 04/01/2017	829	841
8.125% due 10/01/2019	2,500	2,713
Jo-Ann Stores LLC
8.125% due 03/15/2019	1,459	1,455
K Hovnanian Enterprises, Inc.
8.000% due 11/01/2019	3,150	2,536
KB Home
4.750% due 05/15/2019	3,821	3,917
8.000% due 03/15/2020	4,975	5,497
Kindred Healthcare, Inc.
8.000% due 01/15/2020	5,000	5,000
Kinetic Concepts, Inc.
7.875% due 02/15/2021	4,075	4,432
9.625% due 10/01/2021	9,100	9,669

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kratos Defense & Security Solutions, Inc.
7.000% due 05/15/2019	$2,617	$2,545
L Brands, Inc.
6.625% due 04/01/2021	2,900	3,270
8.500% due 06/15/2019	755	872
Laureate Education, Inc.
9.250% due 09/01/2019	6,725	6,902
Lennar Corp.
4.125% due 12/01/2018	500	514
4.500% due 11/15/2019	2,750	2,870
4.750% due 12/15/2017	436	445
4.750% due 04/01/2021	3,852	3,996
12.250% due 06/01/2017	1,000	1,048
Lexmark International, Inc.
6.125% due 03/15/2020	700	713
Lightstream Resources Ltd.
8.625% due 02/01/2020 ^	3,575	179
Lundin Mining Corp.
7.500% due 11/01/2020	2,060	2,202
Mallinckrodt International Finance S.A.
3.500% due 04/15/2018	10,222	10,260
4.875% due 04/15/2020	4,150	4,186
MEG Energy Corp.
6.500% due 03/15/2021	1,400	1,302
MGM Resorts International
5.250% due 03/31/2020	2,925	3,101
6.750% due 10/01/2020	13,350	14,885
8.625% due 02/01/2019	7,675	8,663
Modular Space Corp.
10.250% due 01/31/2019	800	446
Momentive Performance Materials, Inc.
3.880% due 10/24/2021	3,300	3,119
Murray Energy Corp.
11.250% due 04/15/2021	2,700	2,099
Nabors Industries, Inc.
5.000% due 09/15/2020	3,725	3,837
6.150% due 02/15/2018	3,775	3,926
Nature’s Bounty Co.
7.625% due 05/15/2021	14,410	14,950
Navistar International Corp.
8.250% due 11/01/2021	7,125	7,232
NCL Corp. Ltd.
4.625% due 11/15/2020	2,800	2,863
4.750% due 12/15/2021	2,000	2,004
5.250% due 11/15/2019	2,025	2,090
Neiman Marcus Group Ltd. LLC
8.000% due 10/15/2021	3,300	2,467
New Enterprise Stone & Lime Co., Inc.
11.000% due 09/01/2018	2,500	2,506
Noble Holding International Ltd.
4.900% due 08/01/2020 (d)	310	316
Nokia OYJ
5.375% due 05/15/2019	1,100	1,165
Nuance Communications, Inc.
5.375% due 08/15/2020	3,320	3,418
NXP BV
4.125% due 06/15/2020	1,500	1,556
4.125% due 06/01/2021	6,200	6,417
Pacific Drilling Ltd.
7.250% due 12/01/2017	2,000	950
Pacific Drilling S.A.
5.375% due 06/01/2020	6,871	2,508
Permian Resources LLC
13.000% due 11/30/2020	7,066	8,338
PHI, Inc.
5.250% due 03/15/2019	2,920	2,759
Platform Specialty Products Corp.
10.375% due 05/01/2021	1,000	1,110
Precision Drilling Corp.
6.625% due 11/15/2020	4,335	4,422
Pride International, Inc.
6.875% due 08/15/2020 (d)	5,875	6,301

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	41

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
QEP Resources, Inc.
6.875% due 03/01/2021	$2,200	$2,349
Revlon Consumer Products Corp.
5.750% due 02/15/2021	2,000	2,020
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020	12,500	12,906
8.250% due 02/15/2021	1,734	1,791
Rite Aid Corp.
9.250% due 03/15/2020	5,500	5,713
Rivers Pittsburgh Borrower LP
6.125% due 08/15/2021	1,000	1,025
Rockies Express Pipeline LLC
5.625% due 04/15/2020	2,900	3,067
6.000% due 01/15/2019	6,715	7,084
6.850% due 07/15/2018	7,779	8,255
Rowan Cos., Inc.
7.875% due 08/01/2019 (d)	6,297	6,942
Sabine Pass Liquefaction LLC
5.625% due 02/01/2021	13,700	14,727
Sanmina Corp.
4.375% due 06/01/2019	3,398	3,500
Sears Holdings Corp.
8.000% due 12/15/2019 (d)	1,653	1,595
Select Medical Corp.
6.375% due 06/01/2021	8,090	8,130
Sequa Corp.
7.000% due 12/15/2017	9,068	5,078
Smithfield Foods, Inc.
7.750% due 07/01/2017	2,368	2,439
SoftBank Group Corp.
4.500% due 04/15/2020	3,375	3,468
Southwestern Energy Co.
5.800% due 01/23/2020	4,200	4,347
7.500% due 02/01/2018	692	723
Springs Industries, Inc.
6.250% due 06/01/2021	4,613	4,798
Standard Industries, Inc.
5.125% due 02/15/2021	1,900	1,990
Sterigenics-Nordion Topco LLC (8.125% Cash or 8.875% PIK)
8.125% due 11/01/2021 (a)	2,000	1,995
Sunoco LP
5.500% due 08/01/2020	4,825	4,928
Syniverse Holdings, Inc.
9.125% due 01/15/2019	3,725	3,278
T-Mobile USA, Inc.
5.250% due 09/01/2018	7,350	7,469
6.464% due 04/28/2019	15,950	16,249
6.542% due 04/28/2020	3,000	3,094
6.625% due 11/15/2020	1,600	1,638
Taylor Morrison Communities, Inc.
5.250% due 04/15/2021	2,100	2,163
Teck Resources Ltd.
3.000% due 03/01/2019	1,290	1,296
4.500% due 01/15/2021	3,000	3,030
8.000% due 06/01/2021	4,150	4,575
TEGNA, Inc.
5.125% due 10/15/2019	3,575	3,673
Tenet Healthcare Corp.
4.375% due 10/01/2021	4,950	4,900
4.500% due 04/01/2021	3,000	3,000
4.750% due 06/01/2020	3,750	3,787
5.000% due 03/01/2019	8,765	8,590
5.500% due 03/01/2019	11,575	11,430
6.000% due 10/01/2020	4,550	4,755
6.250% due 11/01/2018	2,915	3,090
7.500% due 01/01/2022	600	627
Terex Corp.
6.000% due 05/15/2021	2,100	2,155
Tesoro Corp.
4.250% due 10/01/2017	2,000	2,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Tesoro Logistics LP
5.500% due 10/15/2019	$600	$638
6.125% due 10/15/2021	1,400	1,474
Toll Brothers Finance Corp.
8.910% due 10/15/2017	2,985	3,145
Tops Holding Corp. (8.750% Cash or 9.500% PIK)
8.750% due 06/15/2018 (a)	1,000	898
TransDigm, Inc.
5.500% due 10/15/2020	14,100	14,461
Transocean, Inc.
6.000% due 03/15/2018	2,900	2,951
TRI Pointe Group, Inc.
4.875% due 07/01/2021	1,300	1,329
Tronox Finance LLC
6.375% due 08/15/2020	3,325	3,126
TRU Taj LLC
12.000% due 08/15/2021	2,000	1,970
Tullow Oil PLC
6.000% due 11/01/2020	5,000	4,787
United States Steel Corp.
7.375% due 04/01/2020 (d)	1,389	1,497
8.375% due 07/01/2021	9,200	10,194
USG Corp.
8.250% due 01/15/2018	6,856	7,293
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020	14,010	11,908
6.375% due 10/15/2020	15,040	12,995
6.750% due 08/15/2018 (d)	2,908	2,770
7.000% due 10/01/2020	3,200	2,774
7.500% due 07/15/2021	2,600	2,213
Vander Intermediate Holding Corp. (9.750% Cash or 10.500% PIK)
9.750% due 02/01/2019 (a)	4,344	3,117
Wave Holdco LLC (8.250% Cash or 9.000% PIK)
8.250% due 07/15/2019 (a)	437	446
Weatherford International Ltd.
7.750% due 06/15/2021 (d)	8,200	8,313
Westlake Chemical Corp.
4.625% due 02/15/2021	3,750	3,891
Whiting Petroleum Corp.
5.000% due 03/15/2019	7,765	7,834
5.750% due 03/15/2021 (d)	11,984	11,994
6.500% due 10/01/2018	2,175	2,172
WideOpenWest Finance LLC
10.250% due 07/15/2019	3,925	4,151
Wind Acquisition Finance S.A.
4.750% due 07/15/2020	9,730	9,852
7.375% due 04/23/2021	18,700	19,495
Windstream Services LLC
7.750% due 10/01/2021 (d)	5,255	5,428
Wise Metals Group LLC
8.750% due 12/15/2018	9,300	9,718
WPX Energy, Inc.
7.500% due 08/01/2020	3,825	4,131
Yum! Brands, Inc.
3.875% due 11/01/2020	1,400	1,435
ZF North America Capital, Inc.
4.000% due 04/29/2020	15,275	15,943

		1,375,654

UTILITIES 9.3%
AES Corp.
3.931% due 06/01/2019	579	580
7.375% due 07/01/2021	9,550	10,685
8.000% due 06/01/2020	4,250	4,962
CenturyLink, Inc.
5.150% due 06/15/2017	2,970	3,018
5.625% due 04/01/2020	4,935	5,237
6.000% due 04/01/2017	2,917	2,950
6.450% due 06/15/2021	3,100	3,278

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Drill Rigs Holdings, Inc.
6.500% due 10/01/2017	$501	$230
EP Energy LLC
9.375% due 05/01/2020	9,375	8,689
Extraction Oil & Gas Holdings LLC
7.875% due 07/15/2021	8,660	9,309
Frontier Communications Corp.
6.250% due 09/15/2021	3,000	2,858
8.125% due 10/01/2018	11,361	12,312
8.250% due 04/15/2017 (d)	3,515	3,620
8.500% due 04/15/2020	3,400	3,583
8.875% due 09/15/2020	4,000	4,275
Genesis Energy LP
5.750% due 02/15/2021	3,150	3,197
GenOn Energy, Inc.
7.875% due 06/15/2017	20,373	14,618
Great Western Petroleum LLC
9.000% due 09/30/2021	3,882	4,057
NGPL PipeCo LLC
7.119% due 12/15/2017	11,269	11,804
Niska Gas Storage Ltd.
6.500% due 04/01/2019	1,900	1,919
NRG Energy, Inc.
7.625% due 01/15/2018	77	82
Permian Resources LLC
7.125% due 11/01/2020	1,500	1,290
Sprint Capital Corp.
6.900% due 05/01/2019	6,800	7,217
Sprint Communications, Inc.
7.000% due 03/01/2020	2,200	2,393
7.000% due 08/15/2020	14,402	15,304
8.375% due 08/15/2017	2,000	2,078
9.000% due 11/15/2018	22,767	25,158
Sprint Corp.
7.250% due 09/15/2021	5,550	5,911
Talen Energy Supply LLC
4.625% due 07/15/2019	9,850	9,382
Talos Production LLC
9.750% due 02/15/2018	400	242
Targa Resources Partners LP
4.125% due 11/15/2019	3,030	3,083
Telecom Italia Capital S.A.
6.999% due 06/04/2018	26,004	27,629

		210,950

Total Corporate Bonds & Notes (Cost $1,966,657)		1,965,282

U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Notes
0.875% due 01/31/2017	22,400	22,409

Total U.S. Treasury Obligations (Cost $22,406)		22,409

SHORT-TERM INSTRUMENTS 12.5%

REPURCHASE AGREEMENTS (e) 12.5%
		283,620

Total Short-Term Instruments (Cost $283,620)		283,620

Total Investments in Securities (Cost $2,272,683)		2,271,311

42	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	SHARES	MARKET VALUE (000S)
INVESTMENTS IN AFFILIATES 2.4%

SHORT-TERM INSTRUMENTS 2.4%

MUTUAL FUNDS 2.4%
PIMCO Money Market Fund (c)	52,988,872	$52,989

Total Short-Term Instruments (Cost $52,989)		52,989

Total Investments in Affiliates (Cost $52,989)		52,989

MARKET VALUE (000S)
Total Investments 102.7% (Cost $2,325,672)	$2,324,300

Financial Derivative Instruments (g) 0.0% (Cost or Premiums, net $0)	403

Other Assets and Liabilities, net (2.7)%	(61,310)

Net Assets 100.0%	$2,263,393

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Payment in-kind security.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(c)	Institutional Class Shares of each Fund.
(d)	Securities with an aggregate market value of $57,204 were out on loan in exchange for $52,989 of cash collateral as of December 31, 2016. See Note 5(d), Securities Lending, in the Notes to Financial Statements for more information regarding securities on loan and cash collateral.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BOS	0.530%	01/03/2017	01/04/2017	$49,200	U.S. Treasury Bonds 3.750% due 11/15/2043	$(51,384)	$49,200	$49,200
	0.650	12/30/2016	01/03/2017	100,000	U.S. Treasury Notes 1.750% - 2.125% due 04/30/2022 - 06/30/2022	(102,415)	100,000	100,007
BSN	0.470	12/30/2016	01/03/2017	125,300	U.S. Treasury Notes 2.125% due 08/15/2021	(127,988)	125,300	125,307
SSB	0.010	12/30/2016	01/03/2017	9,120	U.S. Treasury Notes 1.000% due 05/15/2018(2)	(9,306)	9,120	9,120

Total Repurchase Agreements						$(291,093)	$283,620	$283,634

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(4)	Borrowing Date	Maturity Date		Amount Borrowed(4)	Payable for Reverse Repurchase Agreements
BCY	(3.000)%	11/10/2016	TBD	(3)	$(3,234)	$(3,219)

Total Reverse Repurchase Agreements						$(3,219)

(3)	Open maturity reverse repurchase agreement.
(4)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(4,266) at a weighted average interest rate of (3.418)%.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	43

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(f)	Securities with an aggregate market value of $3,642 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(3,219)	$0	$0	$(3,219)	$3,399	$180
BOS	149,207	0	0	0	149,207	(153,799)	(4,592)
BSN	125,307	0	0	0	125,307	(127,988)	(2,681)
SSB	9,120	0	0	0	9,120	(9,306)	(186)

Master Securities Lending Agreement
BCY	0	0	0	27,100	27,100	(27,639)	(539)
DEU	0	0	0	9,717	9,717	(9,903)	(186)
FOB	0	0	0	6,498	6,498	(6,628)	(130)
JPM	0	0	0	2,513	2,513	(2,563)	(50)
RDR	0	0	0	4,164	4,164	(4,280)	(116)
SAL	0	0	0	7,212	7,212	(7,353)	(141)

Total Borrowings and Other Financing Transactions	$283,634	$(3,219)	$0	$57,204

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$0	$0	$(3,219)	$(3,219)

Securities Lending Transactions(5)
Corporate Bonds & Notes	$52,989	$0	$0	$0	$52,989

Total Borrowings	$52,989	$0	$0	$(3,219)	$49,770

Gross amount of recognized liabilities for reverse repurchase agreements and securities lending transactions					$49,770

(5)	Includes cash collateral as described in Note 5(d) in the Notes to Financial Statements.

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized (Depreciation)	Variation Margin
Description					Asset	Liability
U.S. Treasury 5-Year Note March Futures	Long	03/2017	695	$(318)	$114	$0

Total Futures Contracts				$(318)	$114	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation	Variation Margin
Index/Tranches						Asset	Liability
CDX.HY-25 5-Year Index	5.000%	12/20/2020	$39,204	$2,753	$2,112	$16	$0
CDX.HY-26 5-Year Index	5.000	06/20/2021	233,200	16,657	8,856	195	0
CDX.HY-27 5-Year Index	5.000	12/20/2021	59,300	3,784	135	78	0

				$23,194	$11,103	$289	$0

Total Swap Agreements				$23,194	$11,103	$289	$0

44	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $18,743 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$114	$289	$403	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$114	$114
Swap Agreements	0	289	0	0	0	289

	$0	$289	$0	$0	$114	$403

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,191)	$(1,191)
Swap Agreements	0	8,841	0	0	0	8,841

	$0	$8,841	$0	$0	$(1,191)	$7,650

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(1,430)	$(1,430)
Swap Agreements	0	7,617	0	0	0	7,617

	$0	$7,617	$0	$0	$(1,430)	$6,187

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	45

Schedule of Investments PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$378,678	$0	$378,678
Industrials	0	1,375,654	0	1,375,654
Utilities	0	210,950	0	210,950
U.S. Treasury Obligations	0	22,409	0	22,409
Short-Term Instruments
Repurchase Agreements	0	283,620	0	283,620

	$0	$2,271,311	$0	$2,271,311

Investments in Affiliates, at Value
Short-Term Instruments
Mutual Funds	52,989	0	0	52,989

Total Investments	$52,989	$2,271,311	$0	$2,324,300

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$114	$289	$0	$403

Total Financial Derivative Instruments	$114	$289	$0	$403

Totals	$53,103	$2,271,600	$0	$2,324,703

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

46	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.1%

CORPORATE BONDS & NOTES 92.6%

BANKING & FINANCE 34.1%
ABN AMRO Bank NV
4.750% due 07/28/2025	$500	$508
AerCap Ireland Capital Ltd.
4.500% due 05/15/2021	1,050	1,091
4.625% due 10/30/2020	2,750	2,867
Aflac, Inc.
3.625% due 11/15/2024	1,400	1,441
American Express Co.
2.650% due 12/02/2022	250	246
4.050% due 12/03/2042	425	411
American Honda Finance Corp.
2.450% due 09/24/2020	1,125	1,131
American International Group, Inc.
3.750% due 07/10/2025	2,375	2,391
American Tower Corp.
3.125% due 01/15/2027	2,050	1,899
4.500% due 01/15/2018	420	431
Aviation Capital Group Corp.
6.750% due 04/06/2021	100	116
7.125% due 10/15/2020	100	116
Banco do Brasil S.A.
6.000% due 01/22/2020	325	345
Banco Santander Brasil S.A.
4.625% due 02/13/2017	1,575	1,579
Banco Santander Mexico S.A. Institucion de Banca Multiple Grupo Financiero Santand
4.125% due 11/09/2022	375	375
Bank of America Corp.
2.650% due 04/01/2019	1,075	1,087
3.500% due 04/19/2026	2,125	2,098
3.875% due 03/22/2017	2,250	2,263
4.000% due 04/01/2024	4,375	4,514
6.875% due 04/25/2018	250	266
7.750% due 05/14/2038	350	483
Bank of New York Mellon Corp.
3.000% due 02/24/2025	1,225	1,204
Bank of Tokyo-Mitsubishi UFJ Ltd.
2.350% due 02/23/2017	3,200	3,204
Barclays Bank PLC
6.050% due 12/04/2017	425	439
Barclays PLC
4.375% due 01/12/2026	3,050	3,095
BB&T Corp.
2.450% due 01/15/2020	3,619	3,647
Berkshire Hathaway Finance Corp.
5.750% due 01/15/2040	300	369
BM&FBovespa S.A. - Bolsa de Valores Mercadorias e Futuros
5.500% due 07/16/2020	1,400	1,453
BNP Paribas S.A.
5.000% due 01/15/2021	3,975	4,336
Boston Properties LP
3.800% due 02/01/2024	675	685
BPCE S.A.
4.500% due 03/15/2025	1,500	1,462
5.150% due 07/21/2024	625	636
Capital One Financial Corp.
4.750% due 07/15/2021	2,250	2,434
Charles Schwab Corp.
3.000% due 03/10/2025	300	294
Chubb INA Holdings, Inc.
3.350% due 05/03/2026	1,875	1,899
4.350% due 11/03/2045	975	1,030
Citigroup, Inc.
2.700% due 03/30/2021	1,525	1,522
3.400% due 05/01/2026	1,825	1,774
3.700% due 01/12/2026	2,325	2,314
4.000% due 08/05/2024	2,575	2,596
8.125% due 07/15/2039	84	125

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citizens Financial Group, Inc.
2.375% due 07/28/2021	$100	$98
CME Group, Inc.
3.000% due 09/15/2022	1,575	1,610
3.000% due 03/15/2025	400	400
Compass Bank
6.400% due 10/01/2017	825	850
Cooperatieve Rabobank UA
3.875% due 02/08/2022	325	343
5.250% due 05/24/2041	2,630	3,062
Credit Suisse AG
3.000% due 10/29/2021	1,150	1,161
Credit Suisse Group Funding Guernsey Ltd.
3.800% due 06/09/2023	2,000	1,998
4.875% due 05/15/2045	1,000	1,028
Crown Castle International Corp.
4.450% due 02/15/2026	1,925	1,993
Duke Realty LP
3.875% due 10/15/2022	250	260
Essex Portfolio LP
3.250% due 05/01/2023	1,825	1,819
First Republic Bank
4.375% due 08/01/2046	250	228
Ford Motor Credit Co. LLC
2.375% due 03/12/2019	3,400	3,399
3.336% due 03/18/2021	1,000	1,007
5.875% due 08/02/2021	1,925	2,126
GE Capital International Funding Co. Unlimited Co.
2.342% due 11/15/2020	3,375	3,369
4.418% due 11/15/2035	2,127	2,230
General Motors Financial Co., Inc.
3.700% due 11/24/2020	1,000	1,017
Goldman Sachs Group, Inc.
2.375% due 01/22/2018	1,575	1,585
2.550% due 10/23/2019	4,025	4,055
3.500% due 01/23/2025	400	395
4.750% due 10/21/2045	625	660
6.750% due 10/01/2037	1,825	2,257
Hospitality Properties Trust
5.000% due 08/15/2022	959	1,013
HSBC Holdings PLC
3.900% due 05/25/2026	1,000	1,007
4.300% due 03/08/2026	1,950	2,021
HSBC USA, Inc.
2.375% due 11/13/2019	4,575	4,586
Hutchison Whampoa International Ltd.
7.450% due 11/24/2033	600	812
ING Bank NV
2.500% due 10/01/2019	1,885	1,897
Intercontinental Exchange, Inc.
2.500% due 10/15/2018	375	380
Intesa Sanpaolo SpA
2.375% due 01/13/2017	1,925	1,925
JPMorgan Chase & Co.
2.550% due 03/01/2021	3,025	3,014
2.950% due 10/01/2026	1,425	1,360
3.625% due 05/13/2024	2,500	2,542
4.850% due 02/01/2044	2,575	2,867
5.400% due 01/06/2042	300	352
KeyCorp
2.900% due 09/15/2020	1,480	1,498
Kilroy Realty LP
3.800% due 01/15/2023	875	881
Lazard Group LLC
3.750% due 02/13/2025	1,225	1,198
LeasePlan Corp. NV
3.000% due 10/23/2017	425	428
Lloyds Bank PLC
5.800% due 01/13/2020	400	437
Macquarie Bank Ltd.
6.625% due 04/07/2021	49	55
Marsh & McLennan Cos., Inc.
3.750% due 03/14/2026	433	441

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MetLife Capital Trust
9.250% due 04/08/2068	$975	$1,328
MetLife, Inc.
5.875% due 02/06/2041	85	103
Mitsubishi UFJ Financial Group, Inc.
3.850% due 03/01/2026	1,050	1,078
Mizuho Financial Group, Inc.
2.632% due 04/12/2021	2,050	2,028
Morgan Stanley
3.875% due 01/27/2026	1,800	1,819
4.350% due 09/08/2026	2,250	2,297
7.300% due 05/13/2019	1,553	1,731
Nasdaq, Inc.
3.850% due 06/30/2026	100	99
National City Corp.
6.875% due 05/15/2019	1,300	1,431
Nationwide Building Society
2.450% due 07/27/2021	300	296
New York Life Global Funding
2.350% due 07/14/2026	100	93
New York Life Insurance Co.
6.750% due 11/15/2039	1,000	1,316
Nippon Life Insurance Co.
5.100% due 10/16/2044	1,000	1,035
PNC Bank N.A.
3.800% due 07/25/2023	400	412
Principal Life Global Funding
3.000% due 04/18/2026	1,122	1,090
Progressive Corp.
2.450% due 01/15/2027	200	186
Prudential Financial, Inc.
3.500% due 05/15/2024	2,100	2,144
Raymond James Financial, Inc.
3.625% due 09/15/2026	100	98
Santander Holdings USA, Inc.
4.500% due 07/17/2025	1,525	1,516
Societe Generale S.A.
4.250% due 04/14/2025	1,000	971
Standard Chartered PLC
3.050% due 01/15/2021	1,200	1,200
State Street Corp.
1.809% due 08/18/2020	1,200	1,217
Sumitomo Life Insurance Co.
6.500% due 09/20/2073	600	672
Sumitomo Mitsui Banking Corp.
3.200% due 07/18/2022	2,025	2,042
Sumitomo Mitsui Financial Group, Inc.
2.058% due 07/14/2021	1,000	967
Synchrony Financial
2.700% due 02/03/2020	250	249
Tanger Properties LP
3.750% due 12/01/2024	1,255	1,253
TIAA Asset Management Finance Co. LLC
4.125% due 11/01/2024	1,000	1,011
Toyota Motor Credit Corp.
1.900% due 04/08/2021	1,000	980
U.S. Bancorp
2.950% due 07/15/2022	2,550	2,564
UBS AG
1.800% due 03/26/2018	1,000	1,001
UBS Group Funding Jersey Ltd.
4.125% due 09/24/2025	2,000	2,040
Ventas Realty LP
4.000% due 04/30/2019	250	259
Visa, Inc.
4.300% due 12/14/2045	1,870	1,975
WEA Finance LLC
3.750% due 09/17/2024	1,325	1,340
Wells Fargo & Co.
1.400% due 09/08/2017	3,686	3,682
3.300% due 09/09/2024	2,775	2,746
4.125% due 08/15/2023	75	78
4.400% due 06/14/2046	1,000	957

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	47

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Weyerhaeuser Co.
7.375% due 03/15/2032	$1,475	$1,870
WR Berkley Corp.
4.625% due 03/15/2022	400	428

		175,442

INDUSTRIALS 45.9%
21st Century Fox America, Inc.
4.950% due 10/15/2045	1,125	1,158
6.400% due 12/15/2035	100	120
Abbott Laboratories
2.550% due 03/15/2022	250	244
AbbVie, Inc.
2.900% due 11/06/2022	2,875	2,840
3.200% due 05/14/2026	1,425	1,357
4.300% due 05/14/2036	500	477
4.450% due 05/14/2046	1,000	959
Actavis Funding SCS
3.800% due 03/15/2025	2,104	2,107
Activision Blizzard, Inc.
2.300% due 09/15/2021	300	293
3.400% due 09/15/2026	2,150	2,042
Aetna, Inc.
3.200% due 06/15/2026	1,925	1,905
4.375% due 06/15/2046	300	302
Alibaba Group Holding Ltd.
3.600% due 11/28/2024	1,350	1,339
Altria Group, Inc.
2.950% due 05/02/2023	4,093	4,092
Amgen, Inc.
3.450% due 10/01/2020	1,570	1,627
3.625% due 05/22/2024	3,600	3,664
4.400% due 05/01/2045	100	96
Anadarko Petroleum Corp.
3.450% due 07/15/2024	2,300	2,259
Anglo American Capital PLC
2.625% due 09/27/2017	25	25
Anheuser-Busch Cos. LLC
5.500% due 01/15/2018	1,550	1,611
Anheuser-Busch InBev Finance, Inc.
3.650% due 02/01/2026	1,125	1,142
4.900% due 02/01/2046	3,625	3,908
Anheuser-Busch InBev Worldwide, Inc.
3.750% due 01/15/2022	3,100	3,236
7.750% due 01/15/2019	1,675	1,866
Anthem, Inc.
3.500% due 08/15/2024	1,129	1,126
Apache Corp.
4.750% due 04/15/2043	500	516
5.100% due 09/01/2040	1,050	1,100
Apple, Inc.
2.500% due 02/09/2025	1,575	1,513
3.250% due 02/23/2026	1,325	1,325
3.450% due 05/06/2024	375	386
3.850% due 08/04/2046	1,000	959
Bacardi Ltd.
2.750% due 07/15/2026	100	93
Barrick PD Australia Finance Pty. Ltd.
4.950% due 01/15/2020	100	105
Baxalta, Inc.
5.250% due 06/23/2045	1,225	1,308
Becton Dickinson and Co.
2.675% due 12/15/2019	3,317	3,366
BHP Billiton Finance USA Ltd.
6.500% due 04/01/2019	2,050	2,253
BorgWarner, Inc.
3.375% due 03/15/2025	200	197
Boston Scientific Corp.
2.650% due 10/01/2018	2,090	2,113
Burlington Northern Santa Fe LLC
5.400% due 06/01/2041	1,965	2,320
Caterpillar, Inc.
3.803% due 08/15/2042	1,128	1,084

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CBS Corp.
2.900% due 01/15/2027	$200	$186
Cenovus Energy, Inc.
6.750% due 11/15/2039	260	290
Charter Communications Operating LLC
4.908% due 07/23/2025	2,525	2,662
Chevron Corp.
2.100% due 05/16/2021	1,825	1,809
China Resources Gas Group Ltd.
4.500% due 04/05/2022	750	786
Cigna Corp.
5.375% due 02/15/2042	1,225	1,367
Cimarex Energy Co.
4.375% due 06/01/2024	1,050	1,092
Cisco Systems, Inc.
2.500% due 09/20/2026	1,000	951
Coca-Cola Co.
1.650% due 03/14/2018	250	251
Comcast Corp.
3.125% due 07/15/2022	3,195	3,261
3.150% due 03/01/2026	2,025	1,998
3.200% due 07/15/2036	1,000	900
3.600% due 03/01/2024	2,360	2,436
ConocoPhillips Co.
2.875% due 11/15/2021	1,475	1,486
Continental Resources, Inc.
4.500% due 04/15/2023	300	296
Corning, Inc.
5.750% due 08/15/2040	285	314
Corp. Nacional del Cobre de Chile
3.000% due 07/17/2022	225	218
4.500% due 09/16/2025	1,000	1,016
Cox Communications, Inc.
3.350% due 09/15/2026	100	96
CSX Corp.
3.800% due 11/01/2046	1,000	929
6.220% due 04/30/2040	325	406
CVS Health Corp.
3.375% due 08/12/2024	2,115	2,122
5.125% due 07/20/2045	670	748
Diamond Finance Corp.
5.450% due 06/15/2023	500	531
6.020% due 06/15/2026	1,050	1,138
8.100% due 07/15/2036	500	596
Discovery Communications LLC
5.050% due 06/01/2020	250	268
Dolphin Energy Ltd.
5.500% due 12/15/2021	1,000	1,103
Dominion Gas Holdings LLC
3.600% due 12/15/2024	1,725	1,750
Dow Chemical Co.
5.250% due 11/15/2041	630	682
Eaton Corp.
2.750% due 11/02/2022	1,000	991
Ecopetrol S.A.
5.375% due 06/26/2026	1,125	1,122
Eli Lilly & Co.
2.750% due 06/01/2025	2,000	1,949
Encana Corp.
5.150% due 11/15/2041	30	27
Energy Transfer Partners LP
3.600% due 02/01/2023	2,950	2,902
4.650% due 06/01/2021	100	104
Enterprise Products Operating LLC
3.750% due 02/15/2025	1,675	1,703
3.950% due 02/15/2027	1,050	1,076
4.850% due 03/15/2044	800	809
6.650% due 04/15/2018	200	212
Equifax, Inc.
2.300% due 06/01/2021	300	294
ERAC USA Finance LLC
3.300% due 12/01/2026	1,000	960

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exxon Mobil Corp.
3.176% due 03/15/2024	$2,200	$2,227
FedEx Corp.
4.550% due 04/01/2046	975	985
Flex Ltd.
4.750% due 06/15/2025	600	635
Forest Laboratories LLC
4.375% due 02/01/2019	3,575	3,715
Freeport-McMoRan, Inc.
3.550% due 03/01/2022	75	70
General Electric Co.
3.100% due 01/09/2023	75	76
5.500% due 01/08/2020	1,802	1,974
6.875% due 01/10/2039	416	587
General Motors Co.
4.875% due 10/02/2023	1,050	1,101
Georgia-Pacific LLC
3.163% due 11/15/2021	2,175	2,201
Gilead Sciences, Inc.
3.500% due 02/01/2025	2,104	2,127
GlaxoSmithKline Capital, Inc.
2.800% due 03/18/2023	225	226
6.375% due 05/15/2038	1,225	1,612
Glencore Finance Canada Ltd.
4.250% due 10/25/2022	3,222	3,299
Grupo Televisa S.A.B.
5.000% due 05/13/2045	500	426
GTL Trade Finance, Inc.
5.893% due 04/29/2024	2,175	2,175
Halliburton Co.
5.000% due 11/15/2045	1,950	2,119
Hewlett Packard Enterprise Co.
4.400% due 10/15/2022	1,375	1,432
Home Depot, Inc.
3.000% due 04/01/2026	1,425	1,422
3.500% due 09/15/2056	100	88
4.250% due 04/01/2046	7	7
Intel Corp.
3.700% due 07/29/2025	1,625	1,714
International Business Machines Corp.
4.000% due 06/20/2042	92	92
5.600% due 11/30/2039	29	35
John Deere Capital Corp.
2.800% due 03/06/2023	1,425	1,425
3.900% due 07/12/2021	275	291
KazMunayGas National Co. JSC
7.000% due 05/05/2020	1,374	1,513
Kinder Morgan Energy Partners LP
3.950% due 09/01/2022	1,750	1,797
5.300% due 09/15/2020	485	521
Kinder Morgan, Inc.
3.050% due 12/01/2019	200	203
5.550% due 06/01/2045	1,990	2,097
KLA-Tencor Corp.
4.650% due 11/01/2024	1,050	1,112
Koninklijke Philips NV
3.750% due 03/15/2022	1,050	1,094
Kraft Heinz Foods Co.
4.375% due 06/01/2046	1,825	1,721
5.200% due 07/15/2045	450	472
6.125% due 08/23/2018	3,055	3,257
Kroger Co.
6.150% due 01/15/2020	275	304
L-3 Communications Corp.
4.750% due 07/15/2020	699	743
Lockheed Martin Corp.
4.700% due 05/15/2046	1,575	1,717
Lowe’s Cos., Inc.
4.650% due 04/15/2042	1,603	1,714
McDonald’s Corp.
3.700% due 01/30/2026	975	993
Medtronic, Inc.
3.150% due 03/15/2022	1,900	1,945

48	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/15/2025	$2,225	$2,291
4.625% due 03/15/2045	1,225	1,325
Merck & Co., Inc.
3.700% due 02/10/2045	1,285	1,226
Merck Sharp & Dohme Corp.
5.000% due 06/30/2019	160	173
Microsoft Corp.
2.700% due 02/12/2025	2,395	2,346
4.450% due 11/03/2045	1,425	1,519
Moody’s Corp.
4.875% due 02/15/2024	1,675	1,812
5.500% due 09/01/2020	300	330
Mylan, Inc.
3.125% due 01/15/2023	100	94
Newell Brands, Inc.
5.500% due 04/01/2046	1,145	1,315
Noble Holding International Ltd.
4.900% due 08/01/2020	12	12
Norfolk Southern Corp.
4.650% due 01/15/2046	1,125	1,199
Northrop Grumman Corp.
3.850% due 04/15/2045	565	537
Occidental Petroleum Corp.
3.400% due 04/15/2026	975	982
ONEOK Partners LP
3.200% due 09/15/2018	1,590	1,625
4.900% due 03/15/2025	1,000	1,073
5.000% due 09/15/2023	250	272
Oracle Corp.
2.800% due 07/08/2021	3,285	3,347
4.125% due 05/15/2045	1,200	1,163
Owens Corning
3.400% due 08/15/2026	100	95
Penske Truck Leasing Co. LP
3.400% due 11/15/2026	200	191
PepsiCo, Inc.
2.850% due 02/24/2026	1,000	985
5.500% due 01/15/2040	430	517
Petroleos Mexicanos
4.250% due 01/15/2025	1,400	1,291
4.875% due 01/24/2022	325	327
5.750% due 03/01/2018	170	176
6.375% due 01/23/2045	1,830	1,674
6.875% due 08/04/2026	1,200	1,269
Pfizer, Inc.
4.400% due 05/15/2044	400	423
Philip Morris International, Inc.
2.750% due 02/25/2026	1,000	961
3.375% due 08/11/2025	425	432
3.600% due 11/15/2023	825	857
5.650% due 05/16/2018	1,625	1,713
Pioneer Natural Resources Co.
6.875% due 05/01/2018	200	212
QUALCOMM, Inc.
3.000% due 05/20/2022	975	988
3.450% due 05/20/2025	725	738
Ras Laffan Liquefied Natural Gas Co. Ltd.
5.838% due 09/30/2027	1,000	1,120
Republic Services, Inc.
5.250% due 11/15/2021	295	328
Reynolds American, Inc.
4.450% due 06/12/2025	1,425	1,505
Rogers Communications, Inc.
6.800% due 08/15/2018	2,625	2,831
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019	1,000	988
Sky PLC
3.750% due 09/16/2024	206	207
Southern Copper Corp.
6.750% due 04/16/2040	1,600	1,732
Sprint Spectrum Co. LLC
3.360% due 03/20/2023	400	402
Stryker Corp.
2.625% due 03/15/2021	200	201

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.500% due 03/15/2026	$1,000	$1,010
4.375% due 01/15/2020	100	107
4.625% due 03/15/2046	200	204
Suncor Energy, Inc.
6.100% due 06/01/2018	1,525	1,615
Target Corp.
3.875% due 07/15/2020	250	265
Telefonica Emisiones S.A.U.
5.462% due 02/16/2021	125	136
7.045% due 06/20/2036	1,125	1,308
Thermo Fisher Scientific, Inc.
3.150% due 01/15/2023	100	100
Time Warner Cable LLC
5.000% due 02/01/2020	2,150	2,282
Time Warner, Inc.
3.400% due 06/15/2022	550	553
3.550% due 06/01/2024	2,675	2,654
TransCanada PipeLines Ltd.
3.800% due 10/01/2020	215	224
4.875% due 01/15/2026	1,125	1,251
Tyson Foods, Inc.
4.875% due 08/15/2034	1,125	1,148
Union Pacific Corp.
3.799% due 10/01/2051	1,825	1,704
United Technologies Corp.
3.100% due 06/01/2022	3,069	3,153
UnitedHealth Group, Inc.
4.750% due 07/15/2045	1,245	1,372
6.875% due 02/15/2038	415	565
Vale Overseas Ltd.
6.875% due 11/21/2036	1,715	1,698
Viacom, Inc.
4.250% due 09/01/2023	2,420	2,423
Wal-Mart Stores, Inc.
6.200% due 04/15/2038	3,587	4,730
Walgreens Boots Alliance, Inc.
2.600% due 06/01/2021	1,000	994
Walt Disney Co.
4.125% due 06/01/2044	1,285	1,329
Western Gas Partners LP
4.650% due 07/01/2026	300	311
Whirlpool Corp.
3.700% due 03/01/2023	250	255
5.150% due 03/01/2043	300	321
Williams Partners LP
5.400% due 03/04/2044	1,218	1,183
Woodside Finance Ltd.
3.700% due 09/15/2026	400	391
Zimmer Biomet Holdings, Inc.
3.550% due 04/01/2025	2,200	2,144

		235,768

UTILITIES 12.6%
American Water Capital Corp.
3.850% due 03/01/2024	1,728	1,820
Appalachian Power Co.
7.000% due 04/01/2038	605	799
AT&T, Inc.
3.600% due 02/17/2023	1,000	1,009
4.125% due 02/17/2026	1,325	1,342
4.800% due 06/15/2044	2,800	2,651
5.650% due 02/15/2047	975	1,048
Atmos Energy Corp.
4.150% due 01/15/2043	630	614
Berkshire Hathaway Energy Co.
6.125% due 04/01/2036	380	475
BG Energy Capital PLC
5.125% due 10/15/2041	115	125
Black Hills Corp.
3.150% due 01/15/2027	300	287
4.200% due 09/15/2046	100	96

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
BP Capital Markets PLC
2.237% due 05/10/2019	$3,600	$3,622
4.500% due 10/01/2020	275	295
CNOOC Finance Ltd.
3.875% due 05/02/2022	550	563
CNOOC Finance USA LLC
3.500% due 05/05/2025	1,425	1,388
Consolidated Edison Co. of New York, Inc.
3.850% due 06/15/2046	1,000	955
Consumers Energy Co.
3.125% due 08/31/2024	2,025	2,039
Dominion Resources, Inc.
4.450% due 03/15/2021	120	128
DTE Electric Co.
3.650% due 03/15/2024	1,575	1,641
Duke Energy Corp.
3.750% due 09/01/2046	100	90
3.950% due 10/15/2023	400	420
Duke Energy Ohio, Inc.
3.800% due 09/01/2023	1,960	2,057
E.ON International Finance BV
5.800% due 04/30/2018	45	47
Electricite de France S.A.
4.600% due 01/27/2020	375	398
4.875% due 01/22/2044	1,825	1,829
Entergy Corp.
4.000% due 07/15/2022	1,050	1,098
5.125% due 09/15/2020	300	323
Exelon Corp.
3.950% due 06/15/2025	975	1,003
4.450% due 04/15/2046	1,000	981
Exelon Generation Co. LLC
6.200% due 10/01/2017	100	103
FirstEnergy Corp.
7.375% due 11/15/2031	1,993	2,570
Florida Power & Light Co.
4.125% due 02/01/2042	100	103
Kentucky Utilities Co.
5.125% due 11/01/2040	100	115
KeySpan Gas East Corp.
2.742% due 08/15/2026	1,000	949
MidAmerican Energy Co.
3.500% due 10/15/2024	3,312	3,423
Pacific Gas & Electric Co.
3.500% due 10/01/2020	305	316
4.750% due 02/15/2044	2,927	3,218
5.800% due 03/01/2037	255	312
Pennsylvania Electric Co.
5.200% due 04/01/2020	70	75
Petronas Global Sukuk Ltd.
2.707% due 03/18/2020	1,000	1,000
Plains All American Pipeline LP
4.500% due 12/15/2026	1,000	1,015
5.150% due 06/01/2042	725	673
Sempra Energy
2.300% due 04/01/2017	225	225
Shell International Finance BV
4.000% due 05/10/2046	1,000	957
4.375% due 03/25/2020	230	246
6.375% due 12/15/2038	925	1,193
Sinopec Group Overseas Development Ltd.
2.500% due 04/28/2020	1,275	1,267
Southern California Gas Co.
3.150% due 09/15/2024	2,375	2,412
Southern Power Co.
5.150% due 09/15/2041	1,965	1,982
Southwestern Public Service Co.
6.000% due 10/01/2036	2,098	2,519
Verizon Communications, Inc.
2.625% due 02/21/2020	2,923	2,951
3.000% due 11/01/2021	652	657
4.400% due 11/01/2034	2,282	2,256
4.522% due 09/15/2048	64	62

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	49

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.862% due 08/21/2046	$1,323	$1,343
5.012% due 08/21/2054	2,175	2,176
Vodafone Group PLC
2.500% due 09/26/2022	1,810	1,736

		64,997

Total Corporate Bonds & Notes (Cost $478,904)		476,207

U.S. TREASURY OBLIGATIONS 0.4%
U.S. Treasury Bonds
2.500% due 02/15/2046	1,975	1,751
U.S. Treasury Notes
1.625% due 05/15/2026	275	256

Total U.S. Treasury Obligations (Cost $2,312)		2,007

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.1%
Korea Hydro & Nuclear Power Co. Ltd.
3.000% due 09/19/2022	$850	$852

Total Sovereign Issues (Cost $860)		852

SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS (a) 6.0%
		30,763

Total Short-Term Instruments (Cost $30,763)		30,763

Total Investments in Securities (Cost $512,839)		509,829

MARKET VALUE (000S)
Total Investments 99.1% (Cost $512,839)	$509,829

Financial Derivative Instruments (b)(e) 0.0% (Cost or Premiums, net $0)	7

Other Assets and Liabilities, net 0.9%	4,444

Net Assets 100.0%	$514,280

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(a)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$563	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$(576)	$563	$563
TDM	0.600	12/30/2016	01/03/2017	30,200	U.S. Treasury Notes 2.125% due 05/15/2025	(30,989)	30,200	30,202

Total Repurchase Agreements						$(31,565)	$30,763	$30,765

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(366) at a weighted average interest rate of (1.000)%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$563	$0	$0	$0	$563	$(576)	$(13)
TDM	30,202	0	0	0	30,202	(30,989)	(787)

Total Borrowings and Other Financing Transactions	$30,765	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

50	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

(b)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.IG-26 5-Year Index	1.000%	06/20/2021	$13,700	$233	$85	$3	$0
CDX.IG-27 5-Year Index	1.000	12/20/2021	14,200	220	60	4	0

				$453	$145	$7	$0

Total Swap Agreements				$453	$145	$7	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $829 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$7	$7	$0	$0	$0	$0

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$7	$0	$0	$0	$7

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$191	$0	$0	$0	$191

Net Change in Unrealized Appreciation on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$131	$0	$0	$0	$131

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	51

Schedule of Investments PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$175,442	$0	$175,442
Industrials	0	235,768	0	235,768
Utilities	0	64,997	0	64,997
U.S. Treasury Obligations	0	2,007	0	2,007
Sovereign Issues	0	852	0	852
Short-Term Instruments
Repurchase Agreements	0	30,763	0	30,763

Total Investments	$0	$509,829	$0	$509,829

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$7	$0	$7

Total Financial Derivative Instruments	$0	$7	$0	$7

Totals	$0	$509,836	$0	$509,836

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

52	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund

December 31, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 105.7%

BANK LOAN OBLIGATIONS 2.5%
Charter Communications Operating LLC
3.020% due 07/01/2020		$98	$98
Diamond Resorts Corp.
7.000% due 08/11/2023		100	99
Energy Future Intermediate Holding Co. LLC
4.250% due 06/30/2017		300	302
Gardner Denver, Inc.
4.568% due 07/30/2020		146	145
Hilton Worldwide Finance LLC
3.256% due 10/25/2023		153	155
3.500% due 10/26/2020		11	12
Las Vegas Sands LLC
3.020% due 12/19/2020		98	99

Total Bank Loan Obligations (Cost $893)			910

CORPORATE BONDS & NOTES 43.9%

BANKING & FINANCE 21.6%
AerCap Ireland Capital Ltd.
3.750% due 05/15/2019		150	153
4.500% due 05/15/2021		150	156
Ally Financial, Inc.
3.600% due 05/21/2018		500	505
4.125% due 03/30/2020		200	204
American International Group, Inc.
6.250% due 05/01/2036		100	120
Banco Bilbao Vizcaya Argentaria S.A.
9.000% due 05/09/2018 (d)		200	209
Banco Popular Espanol S.A.
11.500% due 10/10/2018 (d)	EUR	200	213
Banque PSA Finance S.A.
5.750% due 04/04/2021		$200	218
Barclays Bank PLC
7.625% due 11/21/2022		600	660
Blackstone CQP Holdco LP
9.296% due 03/19/2019		643	648
BNP Paribas S.A.
7.375% due 08/19/2025 (d)		200	201
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (d)		250	257
Credit Agricole S.A.
7.875% due 01/23/2024 (d)		200	203
8.125% due 09/19/2033		200	216
Credit Suisse AG
6.500% due 08/08/2023		400	427
Deutsche Bank AG
4.250% due 10/14/2021		400	402
Doric Nimrod Air Finance Alpha Ltd. Pass-Through Trust
5.125% due 11/30/2024		217	226
Intesa Sanpaolo SpA
6.500% due 02/24/2021		100	110
KAF Kaerntner Ausgleichszahlungs-Fonds
0.000% due 01/14/2032 (b)	EUR	303	277
KBC Bank NV
8.000% due 01/25/2023		$200	211
Lloyds Banking Group PLC
7.625% due 06/27/2023 (d)	GBP	200	259
Novo Banco S.A.
5.000% due 05/14/2019	EUR	200	145
Old Republic International Corp.
3.875% due 08/26/2026		$65	62
OneMain Financial Holdings LLC
6.750% due 12/15/2019		100	105
7.250% due 12/15/2021		96	101
Rio Oil Finance Trust
9.250% due 07/06/2024		276	260
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (d)		200	190
8.625% due 08/15/2021 (d)		200	204

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sberbank of Russia Via SB Capital S.A.
5.717% due 06/16/2021		$300	$320
Societe Generale S.A.
8.000% due 09/29/2025 (d)		300	301
Stichting AK Rabobank Certificaten
6.500% (d)	EUR	89	107
UBS AG
7.625% due 08/17/2022		$300	341

			8,011

INDUSTRIALS 14.7%
ADT Corp.
4.875% due 07/15/2032		140	116
ALROSA Finance S.A.
7.750% due 11/03/2020		300	340
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	100	113
Chesapeake Energy Corp.
6.250% due 01/15/2017		200	210
Continental Airlines Pass-Through Trust
4.000% due 04/29/2026		$424	434
CVS Pass-Through Trust
7.507% due 01/10/2032		334	407
Diamond Resorts International, Inc.
7.750% due 09/01/2023		35	36
DISH DBS Corp.
7.875% due 09/01/2019		300	334
Endo Finance LLC
5.375% due 01/15/2023		100	85
HCA, Inc.
6.500% due 02/15/2020		300	329
KazMunayGas National Co. JSC
9.125% due 07/02/2018		100	109
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029		95	94
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		90	79
MCE Finance Ltd.
5.000% due 02/15/2021		200	200
Nielsen Co. Luxembourg SARL
5.500% due 10/01/2021		200	208
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		200	178
Petroleos de Venezuela S.A.
5.375% due 04/12/2027		100	38
5.500% due 04/12/2037		200	74
Petroleos Mexicanos
4.607% due 03/11/2022		60	62
5.375% due 03/13/2022		30	31
6.375% due 02/04/2021		100	107
6.375% due 01/23/2045		400	366
6.500% due 03/13/2027		100	103
Reynolds Group Issuer, Inc.
5.750% due 10/15/2020		400	413
Rockies Express Pipeline LLC
6.000% due 01/15/2019		100	105
SFR Group S.A.
6.250% due 05/15/2024		400	403
T-Mobile USA, Inc.
6.250% due 04/01/2021		100	104
Time Warner, Inc.
3.800% due 02/15/2027		7	7
Valeant Pharmaceuticals International, Inc.
5.375% due 03/15/2020		200	170
Wind Acquisition Finance S.A.
7.375% due 04/23/2021		200	208

			5,463

UTILITIES 7.6%
BG Energy Capital PLC
6.500% due 11/30/2072		200	207

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CNOOC Nexen Finance ULC
4.250% due 04/30/2024		$200	$205
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		600	595
Majapahit Holding BV
7.750% due 01/20/2020		300	337
Petrobras Global Finance BV
4.375% due 05/20/2023		200	175
5.375% due 01/27/2021		200	196
6.850% due 06/05/2115		100	82
7.250% due 03/17/2044		300	266
8.375% due 05/23/2021		100	108
Sprint Capital Corp.
6.900% due 05/01/2019		200	212
Sprint Communications, Inc.
7.000% due 08/15/2020		200	213
Terraform Global Operating LLC
9.750% due 08/15/2022		200	215

			2,811

Total Corporate Bonds & Notes (Cost $16,565)			16,285

MUNICIPAL BONDS & NOTES 2.0%

ILLINOIS 0.3%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042		100	101
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		20	18

			119

IOWA 0.4%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023		155	153

OHIO 0.3%
Buckeye Tobacco Settlement Financing Authority, Ohio Revenue Bonds, Series 2007
6.000% due 06/01/2042		100	87

TEXAS 1.0%
Texas Public Finance Authority Revenue Notes, Series 2014
8.250% due 07/01/2024		350	368

Total Municipal Bonds & Notes (Cost $705)			727

U.S. GOVERNMENT AGENCIES 6.3%
Fannie Mae, TBA
3.500% due 02/01/2047		2,300	2,353

Total U.S. Government Agencies (Cost $2,359)			2,353

U.S. TREASURY OBLIGATIONS 9.6%
U.S. Treasury Bonds
2.250% due 08/15/2046		800	671
U.S. Treasury Notes
1.125% due 07/31/2021		3,000	2,898

Total U.S. Treasury Obligations (Cost $3,795)			3,569

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.5%
BB-UBS Trust
2.892% due 06/05/2030		200	198
Countrywide Alternative Loan Trust
0.936% due 04/25/2046		211	160
Credit Suisse Commercial Mortgage Trust
5.361% due 02/15/2040		11	11
Dragon Finance BV
1.722% due 07/13/2023	GBP	58	64

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	53

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Chase Commercial Mortgage Securities Trust
5.440% due 06/12/2047	$12	$11
5.502% due 01/12/2043	446	447
Lehman Mortgage Trust
6.000% due 07/25/2036 ^	278	217
Luminent Mortgage Trust
0.764% due 12/25/2036 ^	84	70
Morgan Stanley Mortgage Loan Trust
2.862% due 06/25/2036	4	4
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 04/25/2037 ^	119	119

Total Non-Agency Mortgage-Backed Securities (Cost $1,339)		1,301

ASSET-BACKED SECURITIES 16.8%
ACAS CLO Ltd.
2.332% due 10/25/2025	500	500
Accredited Mortgage Loan Trust
1.016% due 09/25/2036	400	361
Asset-Backed Funding Certificates Trust
0.976% due 01/25/2037	143	93
B2R Mortgage Trust
2.567% due 06/15/2049	99	98
Bear Stearns Asset-Backed Securities Trust
1.706% due 10/25/2037	99	83
CFIP CLO Ltd.
2.348% due 04/13/2025	250	249
Countrywide Asset-Backed Certificates
0.936% due 11/25/2047 ^	37	28
1.016% due 11/25/2037	100	65
1.116% due 02/25/2036	637	631
2.361% due 01/25/2034 ^	81	78
Countrywide Asset-Backed Certificates Trust
1.336% due 11/25/2035	100	98
CPS Auto Receivables Trust
1.620% due 01/15/2020	159	159
JPMorgan Mortgage Acquisition Trust
0.996% due 08/25/2036	100	84
KKR Financial CLO Ltd.
2.332% due 01/23/2026	250	250
KVK CLO Ltd.
2.332% due 02/10/2025	207	207
Mariner CLO LLC
2.221% due 07/23/2026	400	401
Monroe Capital BSL CLO Ltd.
2.346% due 05/22/2027	250	249
Navient Private Education Loan Trust
1.804% due 12/15/2025	115	116
2.204% due 01/16/2035	189	190

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ocean Trails CLO
1.124% due 10/12/2020		$21	$21
OCP CLO Ltd.
2.330% due 07/17/2026		400	400
Palmer Square CLO Ltd.
2.280% due 10/17/2025		400	399
Progress Residential Trust
2.236% due 09/17/2033		200	202
Residential Asset Securities Corp. Trust
1.156% due 02/25/2036		300	274
SLM Private Education Loan Trust
1.854% due 01/15/2026		200	202
SMB Private Education Loan Trust
1.354% due 11/15/2023		158	159
2.750% due 07/15/2027		200	200
SoFi Professional Loan Program LLC
1.856% due 10/27/2036		183	184
TICP CLO Ltd.
2.331% due 07/20/2026		250	249

Total Asset-Backed Securities (Cost $6,129)			6,230

SOVEREIGN ISSUES 9.8%
Argentine Republic Government International Bond
6.250% due 04/22/2019		300	321
Brazil Government International Bond
4.875% due 01/22/2021		400	413
Dominican Republic International Bond
6.850% due 01/27/2045		100	95
El Salvador Government International Bond
7.650% due 06/15/2035		100	93
Export-Import Bank of India
3.375% due 08/05/2026		200	187
Indonesia Government International Bond
8.500% due 10/12/2035		400	544
Italy Buoni Poliennali Del Tesoro
2.500% due 12/01/2024	EUR	100	113
Kazakhstan Government International Bond
6.500% due 07/21/2045		$200	230
Mexico Government International Bond
4.750% due 03/08/2044		500	456
Morocco Government International Bond
4.500% due 10/05/2020	EUR	100	117
Panama Government International Bond
6.700% due 01/26/2036		$200	244
Republic of Greece Government International Bond
3.000% due 02/24/2028	EUR	100	78
3.000% due 02/24/2030		100	74
3.800% due 08/08/2017	JPY	4,000	34

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Romania Government International Bond
2.875% due 10/28/2024	EUR	100	$112
Saudi Government International Bond
4.500% due 10/26/2046		$380	365
Uruguay Government International Bond
5.100% due 06/18/2050		200	180

Total Sovereign Issues (Cost $3,777)			3,656

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS (e) 0.9%
			321

SHORT-TERM NOTES 7.0%
Federal Home Loan Bank
0.426% due 02/03/2017 (b)(c)		100	100
0.446% due 01/12/2017 (b)(c)		200	200
0.455% due 01/18/2017 (b)(c)		200	200
0.465% due 01/25/2017 (b)(c)		200	200
0.503% due 02/23/2017 (b)(c)		1,900	1,899

			2,599

JAPAN TREASURY BILLS 1.6%
(0.256)% due 01/30/2017 (a)(b)	JPY	70,000	599

U.S. TREASURY BILLS 1.8%
0.475% due 03/02/2017 - 03/09/2017 (a)(b)(h)		$682	681

Total Short-Term Instruments (Cost $4,275)			4,200

Total Investments in Securities (Cost $39,837)			39,231

Total Investments 105.7% (Cost $39,837)			$39,231

Financial Derivative Instruments (f)(g) (1.1)% (Cost or Premiums, net $(651)			(415)

Other Assets and Liabilities, net (4.6)%			(1,700)

Net Assets 100.0%			$37,116

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

54	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$321	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$(333)	$321	$321

Total Repurchase Agreements						$(333)	$321	$321

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SHORT SALES:

SHORT SALES ON U.S. GOVERNMENT AGENCIES

Description	Coupon	Maturity Date	Principal Amount	Proceeds	Payable for Short Sales
Fannie Mae, TBA	2.500%	01/01/2047	$300	$(285)	$(285)

Total Short Sales				$(285)	$(285)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(411) at a weighted average interest rate of 0.925%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$321	$0	$0	$0	$321	$(333)	$(12)

Total Borrowings and Other Financing Transactions	$321	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

(f)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
Euro-Bund 10-Year Bond March Futures	Long	03/2017	3	$7	$2	$(1)
Euro-Buxl 30-Year Bond March Futures	Short	03/2017	1	(2)	2	(2)
U.S. Treasury 10-Year Note March Futures	Long	03/2017	35	(22)	12	0
U.S. Treasury Ultra Long-Term Bond March Futures	Long	03/2017	7	(10)	7	0
United Kingdom Long Gilt March Futures	Long	03/2017	3	8	3	0

Total Futures Contracts				$(19)	$26	$(3)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation	Variation Margin
						Asset	Liability
CDX.HY-26 5-Year Index	5.000%	06/20/2021	$2,500	$179	$59	$2	$0
CDX.HY-27 5-Year Index	5.000	12/20/2021	2,200	140	24	3	0
CDX.IG-26 5-Year Index	1.000	06/20/2021	2,000	34	7	0	0
CDX.IG-27 5-Year Index	1.000	12/20/2021	2,100	33	9	1	0

				$386	$99	$6	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	55

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay*	3-Month USD-LIBOR	2.550%	03/23/2026	$	3,000	$25	$37	$0	$(7)
Pay	6-Month AUD-BBR-BBSW	2.750	06/17/2026	AUD	500	(7)	(25)	3	0
Pay*	6-Month EUR-EURIBOR	0.000	03/15/2022	EUR	3,300	(20)	(30)	4	0
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027		100	2	3	0	0
Pay*	6-Month EUR-EURIBOR	1.250	03/15/2047		200	0	9	0	(1)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	2,900	(11)	(3)	0	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021		1,800	(6)	(1)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		9,100	(10)	(9)	2	0
Pay	28-Day MXN-TIIE	7.350	11/17/2021		900	0	0	0	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		700	0	0	0	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		700	(1)	(1)	0	0

						$(28)	$(20)	$9	$(8)

Total Swap Agreements						$358	$79	$15	$(8)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $577 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$26	$15	$41	$0	$(3)	$(8)	$(11)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	01/2017		$1,612	EUR	1,550	$20	$0
	02/2017	EUR	1,550		$1,614	0	(20)
BPS	01/2017		1,573		1,668	12	0
	01/2017	GBP	452		565	8	0
	01/2017	JPY	30,000		291	34	0
	02/2017		$177	CNH	1,233	0	(3)
BRC	02/2017	CNH	3,832		$563	21	0
CBK	01/2017	JPY	40,000		387	45	0
	01/2017		$219	GBP	177	0	(1)
DUB	01/2017	BRL	606		$181	0	(5)
	01/2017		$178	BRL	606	8	0
	02/2017	BRL	606		$177	0	(8)
	02/2017		$166	BRL	562	5	0

56	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
GLM	01/2017	JPY	4,200		$37	$1	$0
	02/2017		$177	MXN	3,641	0	(2)
MSB	01/2017	BRL	563		$173	0	0
	01/2017		$188	AUD	252	0	(6)
	01/2017		168	BRL	562	5	0
RBC	01/2017		24	EUR	23	0	0
SCX	01/2017	AUD	260		$192	4	0
	02/2017	MXN	192		9	0	0
	02/2017		$369	CNH	2,600	0	(2)
	12/2017	CNH	2,600		$358	2	0
TOR	01/2017	BRL	606		179	0	(7)
	01/2017		$186	BRL	606	0	0

Total Forward Foreign Currency Contracts						$165	$(54)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	558		$0		$0	$	(558)	$	0	$	0
Notional Amount in EUR	EUR	800	EUR	0	EUR	0	EUR	(800)	EUR	0	EUR	0
Premiums	$	(8)		$0		$0	$	8	$	0	$	0

As of December 31, 2016 there were no open written options.

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Colombia Government International Bond	1.000%	12/20/2021	1.632%	$400	$(15)	$3	$0	$(12)
	Venezuela Government International Bond	5.000	06/20/2020	44.051	700	(392)	14	0	(378)
BPS	Colombia Government International Bond	1.000	12/20/2021	1.632	400	(14)	2	0	(12)
BRC	Colombia Government International Bond	1.000	12/20/2021	1.632	400	(14)	2	0	(12)
CBK	South Africa Government International Bond	1.000	12/20/2021	2.140	100	(8)	3	0	(5)
	Turkey Government International Bond	1.000	03/20/2020	2.011	1,000	(46)	15	0	(31)
DUB	Colombia Government International Bond	1.000	12/20/2021	1.632	400	(14)	2	0	(12)
	Mexico Government International Bond	1.000	06/20/2021	1.407	200	(5)	2	0	(3)
	Petroleos Mexicanos	1.000	06/20/2021	2.796	100	(9)	2	0	(7)
GST	Mexico Government International Bond	1.000	12/20/2021	1.545	1,300	(46)	14	0	(32)
HUS	Colombia Government International Bond	1.000	12/20/2021	1.632	200	(8)	2	0	(6)
	Mexico Government International Bond	1.000	03/20/2017	0.362	400	1	0	1	0
	Mexico Government International Bond	1.000	12/20/2021	1.545	100	(4)	2	0	(2)
NGF	Saudi Arabia Government International Bond	1.000	06/20/2021	1.009	100	(3)	3	0	0
	South Africa Government International Bond	1.000	06/20/2021	1.949	300	(18)	6	0	(12)
	South Africa Government International Bond	1.000	12/20/2021	2.140	200	(14)	4	0	(10)

						$(609)	$76	$1	$(534)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
CBK	MCDX-27 5-Year Index	1.000%	12/20/2021	$200	$2	$1	$3	$0
GST	CMBX.NA.AAA.9 Index	0.500	09/17/2058	1,200	(44)	18	0	(26)

					$(42)	$19	$3	$(26)

Total Swap Agreements					$(651)	$95	$4	$(560)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	57

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of December 31, 2016:

(h)	Securities with an aggregate market value of $391 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(5)
BOA	$20	$0	$0	$20	$(20)	$0	$(390)	$(410)	$(390)	$391	$1
BPS	54	0	0	54	(3)	0	(12)	(15)	39	0	39
BRC	21	0	0	21	0	0	(12)	(12)	9	0	9
CBK	45	0	3	48	(1)	0	(36)	(37)	11	0	11
DUB	13	0	0	13	(13)	0	(22)	(35)	(22)	0	(22)
GLM	1	0	0	1	(2)	0	0	(2)	(1)	0	(1)
GST	0	0	0	0	0	0	(58)	(58)	(58)	0	(58)
HUS	0	0	1	1	0	0	(8)	(8)	(7)	0	(7)
MSB	5	0	0	5	(6)	0	0	(6)	(1)	0	(1)
NGF	0	0	0	0	0	0	(22)	(22)	(22)	0	(22)
SCX	6	0	0	6	(2)	0	0	(2)	4	0	4
TOR	0	0	0	0	(7)	0	0	(7)	(7)	0	(7)

Total Over the Counter	$165	$0	$4	$169	$(54)	$0	$(560)	$(614)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$26	$26
Swap Agreements	0	6	0	0	9	15

	$0	$6	$0	$0	$35	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$165	$0	$165
Swap Agreements	0	4	0	0	0	4

	$0	$4	$0	$165	$0	$169

	$0	$10	$0	$165	$35	$210

58	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$3	$3
Swap Agreements	0	0	0	0	8	8

	$0	$0	$0	$0	$11	$11

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$54	$0	$54
Swap Agreements	0	560	0	0	0	560

	$0	$560	$0	$54	$0	$614

	$0	$560	$0	$54	$11	$625

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(269)	$(269)
Swap Agreements	0	90	0	0	(49)	41

	$0	$90	$0	$0	$(318)	$(228)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$191	$0	$191
Written Options	0	1	0	7	0	8
Swap Agreements	0	136	0	0	258	394

	$0	$137	$0	$198	$258	$593

	$0	$227	$0	$198	$(60)	$365

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(121)	$(121)
Swap Agreements	0	77	0	0	(94)	(17)

	$0	$77	$0	$0	$(215)	$(138)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33	$0	$33
Purchased Options	0	0	0	5	0	5
Written Options	0	0	0	(6)	0	(6)
Swap Agreements	0	82	0	0	0	82

	$0	$82	$0	$32	$0	$114

	$0	$159	$0	$32	$(215)	$(24)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$910	$0	$910
Corporate Bonds & Notes
Banking & Finance	0	8,011	0	8,011
Industrials	0	5,463	0	5,463
Utilities	0	2,811	0	2,811
Municipal Bonds & Notes
Illinois	0	119	0	119
Iowa	0	153	0	153
Ohio	0	87	0	87
Texas	0	368	0	368
U.S. Government Agencies	0	2,353	0	2,353
U.S. Treasury Obligations	0	3,569	0	3,569

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Non-Agency Mortgage-Backed Securities	$0	$1,301	$0	$1,301
Asset-Backed Securities	0	6,230	0	6,230
Sovereign Issues	0	3,656	0	3,656
Short-Term Instruments
Repurchase Agreements	0	321	0	321
Short-Term Notes	0	2,599	0	2,599
Japan Treasury Bills	0	599	0	599
U.S. Treasury Bills	0	681	0	681

Total Investments	$0	$39,231	$0	$39,231

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	59

Schedule of Investments PIMCO Diversified Income Active Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Short Sales, at Value - Liabilities
U.S. Government Agencies	$0	$(285)	$0	$(285)

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	26	15	0	41
Over the counter	0	169	0	169

	$26	$184	$0	$210

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	$(3)	$(8)	$0	$(11)
Over the counter	0	(614)	0	(614)

	$(3)	$(622)	$0	$(625)

Total Financial Derivative Instruments	$23	$(438)	$0	$(415)

Totals	$23	$38,508	$0	$38,531

There were assets and liabilities valued at $1,008 transferred from Level 1 to Level 2 during the period ended December 31, 2016. There were no significant assets and liabilities transferred from Level 2 to Level 1 during the period ended December 31, 2016. There were no significant transfers between Levels 2 and 3 during the period ended December 31, 2016.

60	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 99.7%

CORPORATE BONDS & NOTES 63.9%

BANKING & FINANCE 31.8%
AerCap Aviation Solutions BV
6.375% due 05/30/2017	$9,832	$10,019
AerCap Ireland Capital Ltd.
2.750% due 05/15/2017	5,216	5,227
Air Lease Corp.
2.125% due 01/15/2018	3,888	3,896
5.625% due 04/01/2017	3,552	3,592
American Express Credit Corp.
1.396% due 08/15/2019	34,519	34,596
2.009% due 09/14/2020	8,900	9,053
American Honda Finance Corp.
1.561% due 09/09/2021	3,500	3,520
American International Group, Inc.
5.850% due 01/16/2018	417	435
Aviation Capital Group Corp.
4.625% due 01/31/2018	11,429	11,772
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	16,100	16,101
Banco de Credito e Inversiones
3.000% due 09/13/2017	8,000	8,051
Banco Santander Chile
1.776% due 04/11/2017	22,215	22,196
2.823% due 06/07/2018	2,000	2,025
Bank of America Corp.
1.540% due 08/25/2017	24,000	24,032
1.920% due 01/15/2019	13,783	13,910
2.000% due 01/11/2018	3,000	3,007
5.650% due 05/01/2018	5,000	5,240
6.875% due 04/25/2018	20,675	21,980
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.492% due 03/05/2018	19,000	18,981
1.979% due 09/14/2018	31,400	31,552
Bayer U.S. Finance LLC
1.144% due 10/06/2017	9,000	8,987
1.500% due 10/06/2017	1,000	999
BB&T Corp.
1.595% due 01/15/2020	15,200	15,259
Bear Stearns Cos. LLC
7.250% due 02/01/2018	6,533	6,914
BPCE S.A.
1.608% due 06/23/2017	5,270	5,275
1.623% due 06/17/2017	5,650	5,657
Citigroup, Inc.
1.767% due 07/30/2018	34,700	34,924
1.878% due 06/07/2019	19,300	19,457
2.074% due 08/02/2021	4,000	4,045
2.194% due 10/26/2020	11,200	11,347
2.378% due 03/30/2021	27,000	27,445
Commerzbank AG
0.684% due 09/20/2017	3,200	3,175
Commerzbank Finance & Covered Bond S.A.
0.684% due 03/20/2017	4,100	4,084
Credit Agricole S.A.
1.923% due 06/10/2020	8,800	8,841
Credit Suisse Group Funding Guernsey Ltd.
3.172% due 04/16/2021	16,900	17,532
DBS Group Holdings Ltd.
1.380% due 07/16/2019	14,100	14,097
Dexia Credit Local S.A.
1.598% due 03/23/2018	23,070	23,119
Eksportfinans ASA
5.500% due 06/26/2017	15,500	15,739
Erste Abwicklungsanstalt
1.000% due 02/27/2017	5,600	5,599
1.097% due 01/29/2018	20,000	20,014
Ford Motor Credit Co. LLC
1.471% due 09/08/2017	4,820	4,822
1.783% due 03/12/2019	14,700	14,726

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.806% due 11/04/2019	$830	$833
1.816% due 01/09/2018	40,400	40,525
1.863% due 06/15/2018	12,300	12,332
2.145% due 01/09/2018	4,000	4,006
2.456% due 01/08/2019	7,400	7,529
3.000% due 06/12/2017	4,000	4,024
General Motors Financial Co., Inc.
2.236% due 04/10/2018	22,250	22,387
2.400% due 04/10/2018	17,835	17,857
2.440% due 01/15/2020	23,900	24,163
3.000% due 09/25/2017	3,800	3,837
4.750% due 08/15/2017	21,691	22,105
6.750% due 06/01/2018	200	212
Goldman Sachs Group, Inc.
1.757% due 12/13/2019	3,000	3,001
2.042% due 04/23/2020	63,770	64,409
2.163% due 09/15/2020	16,150	16,309
2.242% due 04/23/2021	8,656	8,776
2.537% due 11/29/2023	6,700	6,914
6.150% due 04/01/2018	4,148	4,364
Harley-Davidson Financial Services, Inc.
2.700% due 03/15/2017	3,052	3,059
HSBC Bank PLC
1.500% due 05/15/2018	1,000	994
HSBC Holdings PLC
2.498% due 01/05/2022	14,000	14,271
2.590% due 05/25/2021	55,000	56,213
3.191% due 03/08/2021	7,000	7,326
HSBC USA, Inc.
1.625% due 01/16/2018	3,500	3,494
1.700% due 03/05/2018	2,275	2,274
Hutchison Whampoa Finance CI Ltd.
7.450% due 08/01/2017	1,400	1,446
Hutchison Whampoa International Ltd.
1.625% due 10/31/2017	5,650	5,640
3.500% due 01/13/2017	2,450	2,453
Hyundai Capital Services, Inc.
1.793% due 03/18/2017	34,200	34,210
3.500% due 09/13/2017	500	505
Indian Railway Finance Corp. Ltd.
3.417% due 10/10/2017	600	606
Industrial Bank of Korea
2.375% due 07/17/2017	2,300	2,307
ING Bank NV
1.688% due 10/01/2019	24,225	24,288
International Lease Finance Corp.
8.750% due 03/15/2017	30,700	31,138
8.875% due 09/01/2017	8,000	8,370
Intesa Sanpaolo SpA
2.375% due 01/13/2017	63,415	63,424
IPIC GMTN Ltd.
3.750% due 03/01/2017	21,400	21,526
JPMorgan Chase & Co.
1.441% due 03/01/2018	11,000	11,022
1.837% due 01/23/2020	4,000	4,046
2.411% due 03/01/2021	12,145	12,526
KEB Hana Bank
3.125% due 06/26/2017	4,800	4,829
3.500% due 10/25/2017	2,123	2,152
Kookmin Bank
1.709% due 03/14/2017	18,500	18,497
LeasePlan Corp. NV
2.500% due 05/16/2018	9,300	9,315
2.875% due 01/22/2019	22,100	22,096
3.000% due 10/23/2017	24,180	24,357
Macquarie Bank Ltd.
1.516% due 10/27/2017	2,610	2,613
2.007% due 07/29/2020	51,650	51,996
5.000% due 02/22/2017	6,414	6,446
Macquarie Group Ltd.
4.875% due 08/10/2017	1,550	1,577
7.625% due 08/13/2019	2,000	2,244
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.657% due 07/23/2019	6,760	6,746
1.836% due 02/20/2019	2,500	2,497

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mitsubishi UFJ Trust & Banking Corp.
1.600% due 10/16/2017	$2,858	$2,856
Mizuho Bank Ltd.
2.071% due 10/20/2018	18,572	18,671
Mizuho Financial Group, Inc.
2.354% due 04/12/2021	21,900	22,282
Morgan Stanley
1.622% due 07/23/2019	10,113	10,160
6.250% due 08/28/2017	7,800	8,038
MUFG Americas Holdings Corp.
1.457% due 02/09/2018	16,500	16,475
Nordea Bank AB
1.618% due 09/30/2019	2,250	2,252
NRW Bank
1.143% due 06/18/2018	12,000	12,005
NTT Finance Corp.
1.500% due 07/25/2017	24,400	24,486
ORIX Corp.
3.750% due 03/09/2017	7,700	7,727
QNB Finance Ltd.
1.926% due 05/04/2018	6,500	6,487
RCI Banque S.A.
3.500% due 04/03/2018	8,400	8,556
Santander Bank N.A.
1.804% due 01/12/2018	16,400	16,413
2.000% due 01/12/2018	3,050	3,049
Santander Holdings USA, Inc.
2.380% due 11/24/2017	24,000	24,209
3.450% due 08/27/2018	6,304	6,401
Santander UK PLC
1.650% due 09/29/2017	3,570	3,574
1.780% due 08/24/2018	9,000	9,017
2.439% due 03/14/2019	11,200	11,351
Shinhan Bank
1.526% due 04/08/2017	71,900	71,885
4.375% due 07/27/2017	6,100	6,185
Standard Chartered PLC
1.291% due 09/08/2017	11,000	10,990
1.500% due 09/08/2017	4,850	4,835
1.520% due 04/17/2018	14,500	14,499
State Bank of India
3.250% due 04/18/2018	9,015	9,126
Sumitomo Mitsui Banking Corp.
1.460% due 01/16/2018	2,700	2,704
Synchrony Financial
2.111% due 02/03/2020	12,000	11,869
2.287% due 11/09/2017	40,300	40,569
UBS AG
1.542% due 08/14/2019	35,000	35,110
1.697% due 03/26/2018	7,300	7,326
UBS Group Funding Jersey Ltd.
2.661% due 04/14/2021	28,300	29,195
Ventas Realty LP
1.250% due 04/17/2017	7,370	7,367
2.000% due 02/15/2018	3,489	3,497
Vonovia Finance BV
3.200% due 10/02/2017	21,978	22,177
WEA Finance LLC
1.750% due 09/15/2017	16,040	16,052
Wells Fargo & Co.
1.342% due 04/22/2019	20,000	19,968
Weyerhaeuser Co.
6.950% due 08/01/2017	8,099	8,328

		1,787,019

INDUSTRIALS 21.7%
Actavis Funding SCS
2.033% due 03/12/2018	18,707	18,819
2.208% due 03/12/2020	65,241	66,521
Actavis, Inc.
1.875% due 10/01/2017	5,170	5,181

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	61

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Aetna, Inc.
1.601% due 12/08/2017	$16,310	$16,368
Air Liquide Finance S.A.
1.375% due 09/27/2019	3,000	2,953
Anheuser-Busch InBev Finance, Inc.
2.146% due 02/01/2021	30,300	30,851
Anheuser-Busch InBev Worldwide, Inc.
1.576% due 08/01/2018	9,500	9,561
BAT International Finance PLC
1.473% due 06/15/2018	14,580	14,586
Baxalta, Inc.
1.776% due 06/22/2018	10,500	10,505
Beam Suntory, Inc.
1.875% due 05/15/2017	16,444	16,469
Canadian Natural Resources Ltd.
5.700% due 05/15/2017	2,000	2,030
Central Nippon Expressway Co. Ltd.
1.809% due 09/14/2021	1,650	1,652
1.937% due 05/28/2021	1,000	1,007
1.952% due 04/23/2021	4,170	4,220
2.369% due 09/10/2018	14,885	14,936
Cheung Kong Infrastructure Finance BVI Ltd.
1.697% due 06/20/2017	8,300	8,282
Chevron Corp.
1.421% due 11/16/2018	9,060	9,099
1.436% due 11/15/2021	992	992
CNPC General Capital Ltd.
1.825% due 11/25/2017	2,800	2,805
1.950% due 11/25/2017	7,000	7,009
1.950% due 04/16/2018	250	249
ConocoPhillips Co.
1.236% due 05/15/2018	2,128	2,122
1.806% due 05/15/2022	11,479	11,376
Daimler Finance North America LLC
1.354% due 03/02/2018	525	526
1.359% due 05/18/2018	6,270	6,262
1.515% due 10/30/2019	25,606	25,678
1.650% due 03/02/2018	11,180	11,166
1.738% due 07/05/2019	47,000	47,274
1.746% due 08/01/2018	8,800	8,857
2.375% due 08/01/2018	4,109	4,140
Deutsche Telekom International Finance BV
1.443% due 09/19/2019	10,475	10,466
2.250% due 03/06/2017	19,482	19,510
eBay, Inc.
1.350% due 07/15/2017	24,194	24,206
1.366% due 08/01/2019	29,483	29,348
El Paso Natural Gas Co. LLC
5.950% due 04/15/2017	12,200	12,338
EMD Finance LLC
1.343% due 03/17/2017	4,450	4,451
Enbridge, Inc.
1.384% due 06/02/2017	6,500	6,501
Energy Transfer Partners LP
6.125% due 02/15/2017	3,790	3,810
Enterprise Products Operating LLC
1.650% due 05/07/2018	1,300	1,297
6.300% due 09/15/2017	25,891	26,706
Experian Finance PLC
2.375% due 06/15/2017	7,100	7,127
FMC Technologies, Inc.
2.000% due 10/01/2017	5,600	5,605
General Motors Co.
3.500% due 10/02/2018	2,000	2,040
Hewlett Packard Enterprise Co.
2.928% due 10/05/2018	16,250	16,609
HPHT Finance Ltd.
2.250% due 03/17/2018	300	300
Hyundai Capital America
1.450% due 02/06/2017	7,950	7,952
Imperial Tobacco Finance PLC
2.050% due 02/11/2018	25,150	25,177
2.050% due 07/20/2018	1,500	1,500

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Kinder Morgan Energy Partners LP
6.000% due 02/01/2017	$11,700	$11,736
Kinder Morgan, Inc.
2.000% due 12/01/2017	6,700	6,711
7.000% due 06/15/2017	16,426	16,809
Korea National Oil Corp.
3.125% due 04/03/2017	9,142	9,178
Medtronic, Inc.
1.763% due 03/15/2020	22,000	22,227
Mitsubishi Corp.
1.875% due 07/13/2017	2,100	2,103
Mondelez International Holdings Netherlands BV
1.500% due 10/28/2019	8,000	8,021
NetApp, Inc.
2.000% due 12/15/2017	26,000	26,077
Nissan Motor Acceptance Corp.
1.477% due 09/13/2019	32,900	32,860
1.492% due 03/03/2017	1,000	1,001
1.664% due 04/06/2018	8,000	8,045
1.950% due 09/12/2017	10,100	10,130
1.961% due 03/08/2019	5,900	5,961
Northwest Pipeline LLC
5.950% due 04/15/2017	6,000	6,066
ONEOK Partners LP
2.000% due 10/01/2017	3,720	3,731
Penske Truck Leasing Co. LP
3.375% due 03/15/2018	4,728	4,812
3.750% due 05/11/2017	5,352	5,394
Pentair Finance S.A.
1.875% due 09/15/2017	5,172	5,180
Petroleos Mexicanos
2.902% due 07/18/2018	12,900	13,016
5.750% due 03/01/2018	41,450	42,973
Pioneer Natural Resources Co.
6.650% due 03/15/2017	13,300	13,436
QUALCOMM, Inc.
1.461% due 05/20/2020	12,000	12,009
SBA Tower Trust
2.933% due 12/09/2042	5,600	5,607
SK Broadband Co. Ltd.
2.875% due 10/29/2018	2,220	2,241
Southern Natural Gas Co. LLC
5.900% due 04/01/2017	20,414	20,627
Statoil ASA
1.343% due 11/08/2018	19,001	19,029
Suntory Holdings Ltd.
1.650% due 09/29/2017	19,025	19,036
Symantec Corp.
2.750% due 06/15/2017	995	998
Takeda Pharmaceutical Co. Ltd.
1.625% due 03/17/2017	6,921	6,927
Telefonica Emisiones S.A.U.
1.648% due 06/23/2017	40,063	40,129
3.192% due 04/27/2018	11,100	11,262
6.221% due 07/03/2017	28,442	29,084
Tencent Holdings Ltd.
2.000% due 05/02/2017	10,341	10,346
Tennessee Gas Pipeline Co. LLC
7.500% due 04/01/2017	14,387	14,573
Time Warner Cable LLC
5.850% due 05/01/2017	46,319	46,979
6.750% due 07/01/2018	13,831	14,769
Total Capital Canada Ltd.
1.450% due 01/15/2018	500	500
UAL Pass-Through Trust
9.750% due 07/15/2018	4,248	4,267
Viacom, Inc.
6.125% due 10/05/2017	10,060	10,349
Volkswagen Group of America Finance LLC
1.250% due 05/23/2017	5,790	5,781
1.290% due 05/23/2017	20,350	20,330
1.351% due 11/20/2017	28,658	28,588
1.386% due 05/22/2018	33,300	33,148

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.600% due 11/20/2017	$6,460	$6,441
1.650% due 05/22/2018	2,230	2,218
Volkswagen International Finance NV
1.600% due 11/20/2017	1,025	1,023
2.375% due 03/22/2017	6,507	6,525
Wyndham Worldwide Corp.
2.950% due 03/01/2017	2,296	2,298
Xerox Corp.
2.950% due 03/15/2017	2,000	2,006
6.750% due 02/01/2017	9,471	9,505
Zimmer Biomet Holdings, Inc.
1.450% due 04/01/2017	8,627	8,630
2.000% due 04/01/2018	3,380	3,385

		1,220,516

UTILITIES 10.4%
American Electric Power Co., Inc.
1.650% due 12/15/2017	1,000	1,001
AT&T, Inc.
1.623% due 03/11/2019	8,250	8,231
1.847% due 11/27/2018	9,000	9,067
1.928% due 06/30/2020	22,485	22,618
5.500% due 02/01/2018	4,682	4,865
BP Capital Markets PLC
1.392% due 05/10/2018	6,877	6,890
1.422% due 05/10/2019	11,813	11,819
1.627% due 09/26/2018	58,752	58,990
Cleveland Electric Illuminating Co.
7.880% due 11/01/2017	2,203	2,317
CNOOC Finance Ltd.
1.750% due 05/09/2018	2,400	2,389
CNOOC Nexen Finance ULC
1.625% due 04/30/2017	31,595	31,576
Dominion Resources, Inc.
1.400% due 09/15/2017	1,200	1,199
2.125% due 02/15/2018	20,000	20,036
E.ON International Finance BV
5.800% due 04/30/2018	1,000	1,049
Electricite de France S.A.
1.150% due 01/20/2017	2,000	2,000
1.341% due 01/20/2017	49,730	49,736
Enel Finance International NV
6.250% due 09/15/2017	35,775	36,877
Exelon Corp.
1.550% due 06/09/2017	6,185	6,174
Exelon Generation Co. LLC
6.200% due 10/01/2017	17,894	18,488
Jersey Central Power & Light Co.
5.650% due 06/01/2017	3,378	3,431
Kentucky Power Co.
6.000% due 09/15/2017	1,800	1,851
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018	3,200	3,332
KT Corp.
1.750% due 04/22/2017	28,930	28,926
Monongahela Power Co.
5.700% due 03/15/2017	7,450	7,511
National Grid North America, Inc.
1.551% due 08/21/2017	35,000	34,956
NextEra Energy Capital Holdings, Inc.
2.056% due 09/01/2017	25,800	25,917
Oncor Electric Delivery Co. LLC
5.000% due 09/30/2017	11,331	11,631
Pacific Gas & Electric Co.
5.625% due 11/30/2017	1,500	1,556
Pemex Finance Ltd.
10.610% due 08/15/2017	223	231
Plains All American Pipeline LP
6.125% due 01/15/2017	14,200	14,217
6.500% due 05/01/2018	1,950	2,061
Shell International Finance BV
1.352% due 05/11/2020	16,600	16,619

62	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SingTel Group Treasury Pte. Ltd.
2.375% due 09/08/2017	$29,600	$29,749
Sinopec Group Overseas Development Ltd.
1.656% due 04/10/2017	28,800	28,814
1.750% due 04/10/2017	6,865	6,865
2.750% due 05/17/2017	2,950	2,960
Spire, Inc.
1.656% due 08/15/2017	30,800	30,810
TECO Finance, Inc.
6.572% due 11/01/2017	1,869	1,940
Verizon Communications, Inc.
1.763% due 06/17/2019	27,775	28,038
Williams Partners LP
7.250% due 02/01/2017	9,035	9,070

		585,807

Total Corporate Bonds & Notes (Cost $3,582,937)		3,593,342

MUNICIPAL BONDS & NOTES 0.3%

ARKANSAS 0.0%
Arkansas Student Loan Authority Revenue Bonds, Series 2010
1.830% due 11/25/2043	818	811

CALIFORNIA 0.2%
California Earthquake Authority Revenue Notes, Series 2014
1.824% due 07/01/2017	8,000	8,027
University of California Revenue Bonds, Series 2011
1.117% due 07/01/2041	4,000	4,000

		12,027

TEXAS 0.1%
Texas State General Obligation Notes, Series 2013
1.017% due 06/01/2018	1,400	1,402
Texas State General Obligation Notes, Series 2014
1.017% due 06/01/2019	2,000	2,002

		3,404

Total Municipal Bonds & Notes (Cost $16,216)		16,242

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
0.833% due 03/25/2044	2,727	2,709
1.006% due 05/25/2037	101	102
1.086% due 02/25/2037	224	223
1.106% due 11/25/2036	301	302
1.136% due 04/18/2028 - 09/18/2031	1,833	1,834
1.156% due 06/25/2026	365	365
1.166% due 09/25/2035	865	864
1.176% due 03/25/2037	674	674
1.206% due 05/25/2017 - 06/25/2042	1,994	2,003
1.234% due 01/01/2021	3,162	3,175
1.236% due 05/18/2032	327	329
1.248% due 04/25/2023	6,172	6,201
1.256% due 06/25/2031 - 12/25/2040	701	702
1.286% due 03/18/2032	231	235
1.306% due 09/25/2041	2,473	2,481
1.436% due 12/25/2037 - 02/25/2041	2,019	2,041
1.456% due 05/25/2037	214	215
1.506% due 03/25/2037 - 02/25/2040	431	437
1.536% due 02/25/2038	1,485	1,506
1.606% due 07/25/2038	256	259
1.656% due 03/25/2032	57	59
2.791% due 01/01/2036	8,455	8,950
2.962% due 05/01/2038	1,233	1,307

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FDIC Structured Sale Guaranteed Notes
1.034% due 11/29/2037	$430	$429
Freddie Mac
0.954% due 11/15/2036 - 01/15/2040	79	78
1.024% due 02/15/2037	2,064	2,058
1.124% due 04/15/2041	602	602
1.204% due 07/15/2039	215	217
2.791% due 09/01/2037	6,794	7,199
Ginnie Mae
0.900% due 06/20/2061 - 10/20/2066	6,779	6,768
1.000% due 01/20/2066	7,485	7,561
1.080% due 04/20/2062	5,651	5,636
1.230% due 02/20/2062	7,617	7,634
1.280% due 12/20/2065 - 08/20/2066	15,616	15,507
1.330% due 05/20/2066 - 07/20/2066	15,635	15,572
1.360% due 08/20/2066	1,494	1,490
1.450% due 07/20/2065	7,690	7,707
1.580% due 02/20/2066	19,123	19,290
6.000% due 12/15/2033	32	37
6.500% due 11/15/2033 - 09/15/2034	29	32
7.000% due 01/15/2024 - 07/15/2032	228	240
7.500% due 07/15/2024 - 06/15/2028	133	139
10.000% due 06/15/2017 - 04/15/2025	13	13
NCUA Guaranteed Notes
0.999% due 12/07/2020	933	932
1.212% due 12/08/2020	2,700	2,713

Total U.S. Government Agencies (Cost $138,546)		138,827

U.S. TREASURY OBLIGATIONS 1.0%
U.S. Treasury Notes
0.750% due 02/28/2018	56,700	56,567

Total U.S. Treasury Obligations (Cost $56,522)		56,567

NON-AGENCY MORTGAGE-BACKED SECURITIES 3.0%
American Home Mortgage Investment Trust
1.336% due 02/25/2045	86	84
Asset Securitization Corp.
6.930% due 02/14/2043	2,174	2,193
BAMLL Commercial Mortgage Securities Trust
2.054% due 12/15/2029	12,000	12,051
2.104% due 12/15/2031	10,000	10,040
Banc of America Commercial Mortgage Trust
5.638% due 04/10/2049	1,140	1,139
Banc of America Mortgage Trust
3.047% due 03/25/2034	264	263
Barclays Commercial Mortgage Securities Trust
1.814% due 02/15/2028	23,611	23,587
Bear Stearns Adjustable Rate Mortgage Trust
3.001% due 08/25/2033	1,365	1,353
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044	8,978	8,989
BXHTL Mortage Trust
1.934% due 05/15/2029	1,300	1,305
Citigroup Commercial Mortgage Trust
0.954% due 12/10/2049	2,250	2,243
1.280% due 07/15/2027	4,100	4,136
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.289% due 12/11/2049	3,511	3,509
COBALT Commercial Mortgage Trust
5.484% due 04/15/2047	3,377	3,386
Commercial Mortgage Trust
5.347% due 12/10/2046	169	169
FORT CRE LLC
2.244% due 05/21/2036	4,523	4,522

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Hyatt Hotel Portfolio Trust
1.954% due 11/15/2029	$7,800	$7,830
JPMorgan Chase Commercial Mortgage Securities Trust
1.700% due 07/15/2031	7,456	7,468
5.420% due 01/15/2049	976	976
5.431% due 06/12/2047	3,352	3,351
5.440% due 06/12/2047	1,390	1,389
5.794% due 02/12/2051	1,580	1,604
LB Commercial Mortgage Trust
5.873% due 07/15/2044	2,188	2,212
LB-UBS Commercial Mortgage Trust
5.430% due 02/15/2040	650	652
Mellon Residential Funding Corp. Mortgage Pass-Through Certificates
1.404% due 11/15/2031	1,565	1,466
Merrill Lynch/Countrywide Commercial Mortgage Trust
5.485% due 03/12/2051	3,748	3,757
Morgan Stanley Capital Trust
5.312% due 03/15/2044	3,913	3,918
Morgan Stanley Re-REMIC Trust
5.793% due 08/12/2045	3,807	3,817
RBSSP Resecuritization Trust
1.084% due 10/26/2036	264	259
UBS-Barclays Commercial Mortgage Trust
1.454% due 04/10/2046	15,000	15,061
Wachovia Bank Commercial Mortgage Trust
0.882% due 06/15/2049	900	894
0.917% due 04/15/2047	33,100	32,993

Total Non-Agency Mortgage-Backed Securities (Cost $167,035)		166,616

ASSET-BACKED SECURITIES 10.6%
ARES CLO Ltd.
2.100% due 01/17/2024	5,000	5,009
2.400% due 04/17/2026	7,400	7,411
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024	6,200	6,205
2.126% due 08/15/2024	5,004	5,005
Babson CLO Ltd.
2.146% due 05/15/2023	5,965	5,972
Carlyle Global Market Strategies CLO Ltd.
2.111% due 04/20/2022	5,317	5,324
2.336% due 07/27/2026	30,000	30,024
Catamaran CLO Ltd.
2.110% due 12/20/2023	23,200	23,204
Cavalry CLO Ltd.
2.250% due 01/16/2024	5,083	5,088
Cent CLO Ltd.
2.362% due 01/25/2026	2,600	2,602
CIFC Funding Ltd.
2.082% due 01/29/2025	8,000	8,000
2.177% due 08/14/2024	2,215	2,216
2.292% due 12/05/2024	8,600	8,610
COA Summit CLO Ltd.
2.231% due 04/20/2023	1,367	1,368
Dell Equipment Finance Trust
1.649% due 12/22/2017	3,815	3,820
Drug Royalty LP
3.730% due 07/15/2023	1,961	1,975
Dryden Senior Loan Fund
2.050% due 01/15/2022	7,566	7,566
2.054% due 01/15/2025	15,200	15,205
Eastland CLO Ltd.
1.116% due 05/01/2022	325	325
Educational Services of America, Inc.
1.486% due 04/25/2039	2,118	2,045
1.906% due 09/25/2040	563	559
Evergreen Credit Card Trust
1.204% due 11/16/2020	15,600	15,613
1.424% due 04/15/2020	22,000	22,104
Finn Square CLO Ltd.
2.207% due 12/24/2023	4,200	4,205

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	63

Schedule of Investments PIMCO Enhanced Short Maturity Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Flagship Credit Auto Trust
1.470% due 03/16/2020	$6,809	$6,804
Flatiron CLO Ltd.
1.110% due 10/15/2021	2,234	2,234
2.253% due 10/25/2024	15,500	15,501
2.430% due 01/15/2023	1,263	1,265
Ford Credit Auto Lease Trust
1.040% due 05/15/2018	2,623	2,623
Fortress Credit Investments Ltd.
2.130% due 07/17/2023	5,461	5,465
Fraser Sullivan CLO Ltd.
1.956% due 04/20/2023	3,312	3,313
Halcyon Loan Advisors Funding Ltd.
2.406% due 08/15/2023	10,860	10,899
JMP Credit Advisors CLO Ltd.
2.060% due 04/30/2023	16,200	16,173
KKR Financial CLO Ltd.
2.332% due 01/23/2026	4,700	4,706
KVK CLO Ltd.
2.332% due 02/10/2025	6,796	6,802
Landmark CLO Ltd.
1.118% due 10/19/2020	542	543
LCM LP
1.581% due 04/15/2022	7,656	7,665
2.138% due 10/19/2022	8,000	7,999
Long Fellow Place CLO Ltd.
1.000% due 01/15/2024 (a)	10,000	9,999
Madison Park Funding Ltd.
2.196% due 08/15/2022	9,308	9,324
Navient Student Loan Trust
1.356% due 06/25/2065	3,891	3,903
2.006% due 06/25/2065	17,512	17,795
Nelnet Student Loan Trust
1.116% due 12/24/2035	6,855	6,675
1.556% due 09/25/2065	17,595	17,610
Neuberger Berman CLO Ltd.
2.182% due 07/25/2023	2,373	2,376
Northstar Education Finance, Inc.
1.456% due 12/26/2031	2,298	2,248
Ocean Trails CLO
1.124% due 10/12/2020	241	241
Octagon Investment Partners Ltd.
1.574% due 05/05/2023	7,433	7,442
Palmer Square CLO Ltd.
2.280% due 10/17/2025	10,000	9,982
Palmer Square Loan Funding Ltd.
2.113% due 01/15/2025	20,000	19,999
Panhandle-Plains Higher Education Authority, Inc.
1.346% due 07/01/2021	620	620
1.976% due 10/01/2035	1,121	1,110
PHEAA Student Loan Trust
1.505% due 11/25/2065	16,000	16,026
Prestige Auto Receivables Trust
1.460% due 07/15/2020	4,300	4,296
Progress Residential Trust
1.940% due 01/17/2034	5,000	5,017
2.236% due 09/17/2033	9,977	10,076
Race Point CLO Ltd.
1.200% due 11/08/2024	4,550	4,554
Shackleton CLO Ltd.
2.064% due 10/20/2023	3,200	3,204
SLM Private Education Loan Trust
1.304% due 08/15/2022	1,759	1,760
1.454% due 10/16/2023	73	73
SLM Student Loan Trust
1.282% due 04/25/2023	75	75
1.456% due 01/25/2029	5,099	5,007
2.382% due 04/25/2023	795	796
SMB Private Education Loan Trust
1.204% due 09/15/2021	1,337	1,337
1.254% due 11/15/2023	4,535	4,536
1.404% due 05/15/2023	12,294	12,304
1.604% due 07/15/2022	3,054	3,061
1.804% due 09/15/2034	10,000	10,066
SoFi Professional Loan Program LLC
1.380% due 07/25/2039	18,000	18,040

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.856% due 10/27/2036	$5,478	$5,524
1.954% due 02/25/2040	4,600	4,585
Structured Asset Investment Loan Trust
1.756% due 11/25/2033	1,568	1,450
Symphony CLO LP
1.976% due 01/09/2023	8,422	8,414
THL Credit Wind River CLO Ltd.
2.322% due 01/18/2026	2,700	2,699
2.330% due 01/15/2026	5,200	5,209
TICC CLO LLC
1.750% due 08/25/2023	1,484	1,487
Tralee CLO Ltd.
1.803% due 07/20/2026	14,150	14,131
Utah State Board of Regents
1.506% due 09/25/2056	19,060	18,929
Venture CLO Ltd.
2.080% due 07/20/2022	3,400	3,402
Voya CLO Ltd.
2.180% due 10/15/2022	19,500	19,512
2.200% due 10/15/2022	9,800	9,812
WhiteHorse Ltd.
2.078% due 02/03/2025	10,550	10,549

Total Asset-Backed Securities (Cost $595,828)		596,702

SOVEREIGN ISSUES 5.0%
Colombia Government International Bond
7.375% due 01/27/2017	30,000	30,160
Development Bank of Japan, Inc.
1.130% due 01/28/2020	27,800	27,520
1.391% due 11/07/2018	5,000	5,007
1.393% due 11/08/2017	15,000	15,035
1.580% due 04/16/2019	2,000	2,003
Export-Import Bank of Korea
1.282% due 04/23/2018	15,500	15,529
1.301% due 05/20/2017	15,000	15,026
1.502% due 05/12/2017	1,580	1,580
1.609% due 02/18/2019	9,000	9,070
1.637% due 05/26/2019	9,400	9,433
Japan Bank for International Cooperation
1.262% due 11/13/2018	17,000	16,965
Japan Finance Organization for Municipalities
1.375% due 02/05/2018	12,200	12,142
1.500% due 09/12/2017	23,850	23,822
1.566% due 05/22/2017	16,000	16,013
Korea Development Bank
3.875% due 05/04/2017	3,070	3,092
Korea East-West Power Co. Ltd.
2.500% due 07/16/2017	3,000	3,009
Korea Hydro & Nuclear Power Co. Ltd.
1.696% due 05/22/2017	17,400	17,394
Korea Land & Housing Corp.
1.875% due 08/02/2017	9,950	9,945
Korea Western Power Co. Ltd.
3.125% due 05/10/2017	1,100	1,105
Tokyo Metropolitan Government
1.625% due 06/06/2018	33,900	33,851
1.750% due 06/08/2017	13,800	13,812

Total Sovereign Issues (Cost $281,127)		281,513

SHORT-TERM INSTRUMENTS 13.4%

CERTIFICATES OF DEPOSIT 5.1%
Barclays Bank PLC
1.745% due 11/06/2017	12,000	12,011
1.751% due 09/08/2017	72,000	72,114
Credit Suisse AG
1.753% due 09/12/2017	58,000	58,080
Mizuho Bank Ltd.
1.653% due 12/12/2017	40,400	40,419
Natixis S.A.
1.688% due 09/25/2017	35,400	35,522
Norinchukin Bank
1.589% due 10/10/2017	13,000	13,031
1.589% due 10/11/2017	8,000	8,019

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017	$23,950	$23,990
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017	25,000	25,042

		288,228

COMMERCIAL PAPER 6.4%
Autonation, Inc.
1.319% due 01/09/2017	28,000	27,992
1.320% due 01/09/2017	27,000	26,992
Electricite de France S.A.
1.557% due 01/09/2017	22,900	22,895
Enbridge Energy Partners LP
1.629% due 01/18/2017	17,000	16,991
Energy Transfer Partners LP
1.644% due 01/05/2017	25,000	24,996
Engie
1.521% due 10/03/2017	500	495
1.565% due 10/20/2017	10,500	10,378
1.596% due 11/01/2017	7,800	7,706
1.638% due 10/04/2017	6,000	5,934
1.649% due 10/03/2017	3,500	3,462
ENI Finance USA, Inc.
1.057% due 01/19/2017	4,000	3,998
1.426% due 02/17/2017	5,717	5,710
1.754% due 07/14/2017	20,300	20,138
1.806% due 10/02/2017	9,500	9,389
Entergy Corp.
1.261% due 01/09/2017	15,000	14,996
Enterprise Products Operating LLC
1.098% due 01/20/2017	975	974
Ford Motor Credit Co.
1.754% due 09/12/2017	11,280	11,134
HP, Inc.
1.157% due 01/13/2017	10,000	9,998
NiSource Finance Corp.
1.046% due 01/10/2017	12,185	12,182
1.269% due 01/17/2017	10,000	9,996
Plains All American Pipeline
1.472% due 01/03/2017	14,000	13,999
1.575% due 01/03/2017	26,500	26,498
1.592% due 01/13/2017	12,270	12,266
1.608% due 02/01/2017	10,000	9,991
Schlumberger Holdings
1.088% due 01/17/2017	19,800	19,792
Telstra Corporation Limited
1.754% due 11/20/2017	24,600	24,263
Wyndham Worldwide
1.400% due 01/09/2017	5,000	4,999

		358,164

REPURCHASE AGREEMENTS (b) 0.8%
		43,231

SHORT-TERM NOTES 1.1%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017	46,756	47,022
2.738% due 10/05/2017	16,300	16,456

		63,478

Total Short-Term Instruments (Cost $752,460)		753,101

Total Investments in Securities (Cost $5,590,671)		5,602,910

Total Investments 99.7% (Cost $5,590,671)		$5,602,910

Other Assets and Liabilities, net 0.3%		16,437

Net Assets 100.0%		$5,619,347

64	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(b)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SAL	0.610%	12/30/2016	01/03/2017	$43,000	U.S. Treasury Notes 1.375% due 02/29/2020	$(43,859)	$43,000	$43,003
SSB	0.010%	12/30/2016	01/03/2017	231	U.S. Treasury Notes 3.125% due 05/15/2021(2)	(238)	231	231

Total Repurchase Agreements						$(44,097)	$43,231	$43,234

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(22,124) at a weighted average interest rate of 0.755%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SAL	$43,003	$0	$0	$0	$43,003	$(43,859)	$(856)
SSB	231	0	0	0	231	(238)	(7)

Total Borrowings and Other Financing Transactions	$43,234	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$1,780,532	$6,487	$1,787,019
Industrials	0	1,220,516	0	1,220,516
Utilities	0	585,807	0	585,807
Municipal Bonds & Notes
Arkansas	0	811	0	811
California	0	12,027	0	12,027
Texas	0	3,404	0	3,404
U.S. Government Agencies	0	138,827	0	138,827
U.S. Treasury Obligations	0	56,567	0	56,567
Non-Agency Mortgage-Backed Securities	0	162,094	4,522	166,616

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Asset-Backed Securities	$0	$582,118	$14,584	$596,702
Sovereign Issues	0	281,513	0	281,513
Short-Term Instruments
Certificates of Deposit	0	288,228	0	288,228
Commercial Paper	0	358,164	0	358,164
Repurchase Agreements	0	43,231	0	43,231
Short-Term Notes	0	63,478	0	63,478

Total Investments	$0	$5,577,317	$25,593	$5,602,910

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	65

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 118.9%

AUSTRALIA 2.0%

SOVEREIGN ISSUES 2.0%
Australia Government International Bond
1.250% due 02/21/2022 (d)	AUD	936	$700
3.000% due 09/20/2025 (d)		1,008	863

Total Australia (Cost $1,707)			1,563

CANADA 2.0%

SOVEREIGN ISSUES 2.0%
Canada Government International Bond
1.250% due 12/01/2047 (d)	CAD	994	897
1.500% due 12/01/2044 (d)		743	695

Total Canada (Cost $1,835)			1,592

CHILE 6.3%

SOVEREIGN ISSUES 6.3%
Bonos de la Tesoreria de la Republica CPI Linked Bond
1.500% due 03/01/2026	CLP	474,264	719
3.000% due 01/01/2044		316,176	596
Bonos del Banco Central de Chile en UF CPI Linked Bond
3.000% due 02/01/2021		922,179	1,490
3.000% due 03/01/2022		1,291,051	2,121

Total Chile (Cost $5,679)			4,926

COLOMBIA 5.8%

SOVEREIGN ISSUES 5.8%
Colombian TES
3.000% due 03/25/2033 (d)	COP	4,803,688	1,487
3.500% due 03/10/2021 (d)		2,424,513	834
3.500% due 05/07/2025 (d)		4,121,672	1,402
4.250% due 05/17/2017 (d)		2,424,513	822

Total Colombia (Cost $5,775)			4,545

DENMARK 1.3%

SOVEREIGN ISSUES 1.3%
Denmark Government International Bond
0.100% due 11/15/2023 (d)	DKK	6,840	1,043

Total Denmark (Cost $1,226)			1,043

FRANCE 3.1%

SOVEREIGN ISSUES 3.1%
France Government International Bond
0.100% due 03/01/2021 (d)	EUR	449	503
0.100% due 07/25/2021 (d)		192	218
0.100% due 07/25/2047 (d)		200	221
0.250% due 07/25/2018 (d)		298	323
0.700% due 07/25/2030 (d)		191	236
1.800% due 07/25/2040 (d)		339	532
1.850% due 07/25/2027 (d)		296	399

Total France (Cost $2,550)			2,432

GERMANY 0.6%

SOVEREIGN ISSUES 0.6%
Republic of Germany
0.100% due 04/15/2046 (d)	EUR	29	38
0.500% due 04/15/2030 (d)		338	425

Total Germany (Cost $499)			463

ISRAEL 1.4%

SOVEREIGN ISSUES 1.4%
Israel Government International Bond
4.000% due 05/30/2036 (d)	ILS	2,800	1,087

Total Israel (Cost $1,109)			1,087

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ITALY 4.5%

SOVEREIGN ISSUES 4.5%
Italy Buoni Poliennali Del Tesoro
0.100% due 05/15/2022 (d)	EUR	529	$559
1.250% due 09/15/2032 (d)		286	316
1.700% due 09/15/2018 (d)		550	605
2.350% due 09/15/2019 (d)		329	375
2.350% due 09/15/2024 (d)		835	1,005
2.550% due 09/15/2041 (d)		281	374
3.100% due 09/15/2026 (d)		203	261

Total Italy (Cost $3,707)			3,495

JAPAN 5.8%

SOVEREIGN ISSUES 5.8%
Japan Government International Bond
0.100% due 09/10/2024 (d)	JPY	406,468	3,695
0.100% due 03/10/2026 (d)		94,575	864

Total Japan (Cost $4,511)			4,559

MEXICO 11.0%

SOVEREIGN ISSUES 11.0%
Mexico Government International Bond
4.000% due 11/15/2040 (d)	MXN	106,238	5,302
4.000% due 11/08/2046 (d)		31,079	1,549
4.500% due 11/22/2035 (d)		501	27
4.750% due 06/14/2018		2,005	94
7.750% due 05/29/2031		34,100	1,645

Total Mexico (Cost $10,730)			8,617

NEW ZEALAND 1.7%

SOVEREIGN ISSUES 1.7%
New Zealand Government International Bond
2.000% due 09/20/2025 (d)	NZD	1,884	1,326

Total New Zealand (Cost $1,431)			1,326

SOUTH AFRICA 5.4%

SOVEREIGN ISSUES 5.4%
South Africa Government International Bond
1.875% due 02/28/2033 (d)	ZAR	18,371	1,280
2.000% due 01/31/2025 (d)		17,274	1,248
2.500% due 03/31/2046 (d)		3,939	313
2.500% due 12/31/2050 (d)		3,633	285
3.450% due 12/07/2033 (d)		5,361	462
5.500% due 12/07/2023 (d)		410	36
South Africa Government International Bond CPI Linked
8.000% due 01/31/2030		9,205	604

Total South Africa (Cost $4,045)			4,228

SOUTH KOREA 2.3%

SOVEREIGN ISSUES 2.3%
Korea Government International Bond
1.125% due 06/10/2023	KRW	1,661,276	1,374
Korea Treasury Bond
1.000% due 06/10/2026		511,457	420

Total South Korea (Cost $1,895)			1,794

SPAIN 2.7%

SOVEREIGN ISSUES 2.7%
Spain Government International Bond
0.550% due 11/30/2019 (d)	EUR	479	526
1.000% due 11/30/2030 (d)		95	106
1.800% due 11/30/2024 (d)		1,234	1,479

Total Spain (Cost $2,116)			2,111

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SWEDEN 0.2%

SOVEREIGN ISSUES 0.2%
Sweden Government International Bond
0.125% due 06/01/2026 (d)	SEK	193	$24
0.250% due 06/01/2022 (d)		776	96

Total Sweden (Cost $127)			120

UNITED KINGDOM 10.5%

SOVEREIGN ISSUES 10.5%
United Kingdom Gilt
0.125% due 03/22/2024 (d)	GBP	1,256	1,826
0.125% due 03/22/2026 (d)		888	1,323
0.125% due 03/22/2029 (d)		14	21
0.125% due 03/22/2044 (d)		553	1,076
0.125% due 03/22/2046 (d)		341	685
0.125% due 11/22/2065 (d)		48	140
0.125% due 03/22/2068 (d)		59	182
0.750% due 03/22/2034 (d)		54	99
1.125% due 11/22/2037 (d)		249	520
1.250% due 11/22/2017 (d)		49	63
1.250% due 11/22/2027 (d)		1,229	2,090
1.875% due 11/22/2022 (d)		8	12
2.500% due 07/17/2024 (d)		19	86
4.125% due 07/22/2030 (d)		28	65

Total United Kingdom (Cost $8,441)			8,188

UNITED STATES 46.5%

U.S. TREASURY OBLIGATIONS 46.5%
U.S. Treasury Inflation Protected Securities (d)
0.125% due 04/15/2020		$3,110	3,143
0.125% due 04/15/2021 (f)		384	387
0.125% due 01/15/2022 (f)		1,266	1,269
0.125% due 07/15/2022		569	571
0.125% due 01/15/2023 (f)		2,385	2,369
0.125% due 07/15/2024 (i)		1,376	1,353
0.125% due 07/15/2026		57	55
0.250% due 01/15/2025 (i)		712	701
0.375% due 07/15/2023 (f)		1,793	1,810
0.375% due 07/15/2025 (i)		39	39
0.625% due 07/15/2021 (f)		8,784	9,069
0.625% due 01/15/2024		1,042	1,061
0.625% due 01/15/2026 (i)		126	127
1.000% due 02/15/2046		707	710
1.250% due 07/15/2020		516	545
1.375% due 02/15/2044		527	575
2.125% due 02/15/2040 (i)		234	290
2.375% due 01/15/2017		3,754	3,754
2.375% due 01/15/2025		128	147
2.500% due 01/15/2029		662	800
3.625% due 04/15/2028 (f)		4,041	5,318
U.S. Treasury Notes
2.000% due 02/15/2025 (f)		2,268	2,205
2.000% due 11/15/2026		95	91

Total United States (Cost $36,710)			36,389

SHORT-TERM INSTRUMENTS 5.8%

CERTIFICATES OF DEPOSIT 1.6%
Barclays Bank PLC
1.745% due 11/06/2017		$200	200
1.751% due 09/08/2017		190	190
Natixis S.A.
1.688% due 09/25/2017		380	382
Norinchukin Bank
1.589% due 10/12/2017		380	381
Sumitomo Mitsui Trust Bank Ltd.
1.574% due 10/06/2017		100	100

			1,253

REPURCHASE AGREEMENTS (e) 0.2%
			123

66	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JAPAN TREASURY BILLS 3.2%
(0.342)% due 01/10/2017 - 02/13/2017 (a)(b)	JPY	290,000	$2,482

MEXICO TREASURY BILLS 0.0%
5.789% due 02/02/2017 (b)(c)	MXN	400	19

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 0.8%
0.464% due 01/12/2017 - 02/23/2017 (a)(b)(f)(i)	$628	$628

Total Short-Term Instruments (Cost $4,818)		4,505

Total Investments in Securities (Cost $98,911)		92,983

MARKET VALUE (000S)
Total Investments 118.9% (Cost $98,911)	$92,983

Financial Derivative Instruments (g)(h) 0.1% (Cost or Premiums, net $(165))	100

Other Assets and Liabilities, net (19.0)%	(14,905)

Net Assets 100.0%	$78,178

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.
(c)	Coupon represents a yield to maturity.
(d)	Principal amount of security is adjusted for inflation.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(e)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$123	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$(127)	$123	$123

Total Repurchase Agreements						$(127)	$123	$123

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
BPG	1.300%	12/28/2016	01/04/2017	$(1,941)	$(1,942)
MSC	0.990	11/09/2016	01/09/2017	(1,312)	(1,314)
TDM	0.860	10/27/2016	01/13/2017	(11,226)	(11,244)
	0.920	11/02/2016	01/04/2017	(317)	(318)
	1.000	11/09/2016	01/09/2017	(5,791)	(5,800)
	1.000	11/17/2016	01/13/2017	(2,797)	(2,800)

Total Sale-Buyback Transactions					$(23,418)

(3)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(30,175) at a weighted average interest rate of 0.667%. Average borrowings includes reverse repurchase agreements, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(5) of deferred price drop.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	67

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(f)	Securities with an aggregate market value of $21,849 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
SSB	$123	$0	$0		$123	$(127)	$(4)

Master Securities Forward Transaction Agreement
BPG	0	0	(1,942)		(1,942)	1,950	8
MSC	0	0	(1,314)		(1,314)	0	(1,314)
TDM	0	0	(20,162)		(20,162)	19,899	(263)

Total Borrowings and Other Financing Transactions	$123	$0	$(23,418)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Sale-Buyback Transactions
U.S. Treasury Obligations	$0	$(23,418)	$0	$0	$(23,418)

Total Borrowings	$0	$(23,418)	$0	$0	$(23,418)

Gross amount of recognized liabilities for sale-buyback financing transactions					$(23,418)

(g)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Put - CBOT U.S. Treasury 10-Year Note February Futures	$122.500	01/27/2017	4	$(2)	$(1)

Total Written Options				$(2)	$(1)

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
Euro-BTP Italy Government Bond March Futures	Short	03/2017	3	$(6)	$1	$(1)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	11	23	6	(5)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	3	(5)	2	(2)
Put Options Strike @ GBP 98.000 on United Kingdom 90-Day LIBOR Sterling June Futures	Short	06/2017	25	0	0	0
Put Options Strike @ GBP 98.500 on United Kingdom 90-Day LIBOR Sterling June Futures	Long	06/2017	25	(2)	0	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	28	7	0	(2)
U.S. Treasury 5-Year Note March Futures	Long	03/2017	23	17	4	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	18	(2)	6	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	5	6	0	(4)
United Kingdom Long Gilt March Futures	Short	03/2017	2	(5)	0	(2)

Total Futures Contracts				$33	$19	$(16)

68	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Market Value(3)	Unrealized Appreciation/ (Depreciation)	Variation Margin
						Asset	Liability
CDX.IG-25 5-Year Index	(1.000)%	12/20/2020	$100	$(1)	$(1)	$0	$0
CDX.IG-27 5-Year Index	(1.000)	12/20/2021	500	(8)	0	0	0

				$(9)	$(1)	$0	$0

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.250%	06/15/2018	$	700	$(1)	$0	$0	$0
Pay	3-Month USD-LIBOR	2.000	12/16/2020		1,100	(7)	13	0	(1)
Pay	3-Month USD-LIBOR	1.500	12/21/2021		100	2	1	0	0
Pay*	3-Month USD-LIBOR	2.500	12/19/2023		2,400	2	21	4	0
Pay*	3-Month USD-LIBOR	2.500	02/22/2026		5,200	53	70	0	(12)
Pay*	3-Month USD-LIBOR	2.400	03/16/2026		2,000	30	37	0	(5)
Pay*	3-Month USD-LIBOR	2.300	04/27/2026		1,400	27	33	0	(3)
Pay*	3-Month USD-LIBOR	1.850	07/27/2026		450	18	19	0	(1)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		760	40	45	0	(3)
Pay	3-Month USD-LIBOR	2.250	12/21/2046		810	67	(32)	0	(7)
Pay*	3-Month USD-LIBOR	2.750	12/19/2048		600	(2)	(17)	0	(6)
Pay*	6-Month EUR-EURIBOR	0.500	03/15/2027	EUR	800	(16)	(21)	3	0
Pay*	6-Month GBP-LIBOR	0.500	03/15/2019	GBP	3,200	11	17	0	(4)
Pay	6-Month GBP-LIBOR	2.088	12/04/2024		500	(48)	(41)	0	(3)
Pay*	6-Month GBP-LIBOR	0.750	03/15/2027		1,980	117	52	0	(14)
Pay*	6-Month GBP-LIBOR	1.500	03/15/2047		150	(3)	(13)	0	(3)
Pay*	6-Month GBP-LIBOR	1.750	03/15/2047		370	(37)	23	0	(6)
Pay	6-Month JPY-LIBOR	1.500	12/21/2045	JPY	13,400	(22)	21	0	(2)
Pay	28-Day MXN-TIIE	5.610	07/07/2021	MXN	5,700	(21)	(6)	1	0
Pay	28-Day MXN-TIIE	6.750	08/31/2021		3,100	(5)	(3)	0	0
Pay	28-Day MXN-TIIE	7.030	11/10/2021		4,400	(5)	(5)	1	0
Pay	28-Day MXN-TIIE	7.388	11/17/2021		500	0	0	0	0
Pay	28-Day MXN-TIIE	7.380	11/04/2026		300	(1)	(1)	0	0
Receive	CPTFEMU	0.830	05/15/2018	EUR	1,100	(10)	(5)	1	0
Pay	CPTFEMU	0.625	09/15/2018		2,600	11	18	0	0
Pay	CPTFEMU	0.650	10/15/2018		1,400	6	10	0	0
Pay	CPTFEMU	0.883	11/15/2018		200	1	1	0	0
Pay	CPTFEMU	1.000	12/15/2020		4,100	4	63	3	0
Pay	CPTFEMU	0.806	04/15/2021		1,200	27	21	1	0
Pay	CPTFEMU	0.875	05/15/2021		800	17	12	1	0
Pay	CPTFEMU	1.165	12/15/2021		500	3	2	2	0
Receive	CPTFEMU	1.385	12/15/2026		300	(3)	(2)	0	0
Receive	CPURNSA	2.027	11/23/2020	$	300	2	2	0	0
Receive	CPURNSA	2.021	11/25/2020		300	2	2	0	0
Pay	FRCPXTOB	0.890	11/15/2018	EUR	200	1	1	0	0
Pay	UKRPI	3.190	04/15/2030	GBP	400	(18)	5	0	0
Pay	UKRPI	3.350	05/15/2030		400	(4)	3	0	0
Pay	UKRPI	3.140	04/15/2031		900	(90)	5	0	(1)
Pay	UKRPI	3.100	06/15/2031		900	(107)	(8)	1	0
Pay	UKRPI	3.358	04/15/2035		300	(12)	4	0	0
Receive	UKRPI	3.585	10/15/2046		100	(4)	1	0	0

						$25	$348	$18	$(71)

Total Swap Agreements						$16	$347	$18	$(71)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	69

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $1,082 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$19	$18	$37	$(1)	$(16)	$(71)	$(88)

(h)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017		$1,876	AUD	2,605	$4	$0
	01/2017		1,319	NZD	1,903	2	0
	02/2017	AUD	2,409		$1,733	0	(4)
	02/2017	NZD	1,903		1,318	0	(2)
BOA	01/2017	CNH	21		3	0	0
	01/2017	COP	530,005		175	0	(1)
	01/2017	DKK	7,800		1,179	75	0
	01/2017	SGD	297		210	6	0
	01/2017		$8,205	EUR	7,889	101	0
	02/2017	EUR	7,889		$8,216	0	(101)
BPS	01/2017	BRL	900		207	0	(69)
	01/2017	EUR	8,955		9,498	70	0
	01/2017	GBP	6,737		8,424	121	0
	01/2017	INR	7,327		108	1	0
	01/2017		$276	BRL	900	0	0
	01/2017		629	COP	2,006,352	37	0
	01/2017		233	JPY	27,500	2	0
	02/2017	JPY	20,000		$191	20	0
BRC	01/2017		$53	COP	157,463	0	(1)
	01/2017		6	DKK	40	0	0
CBK	01/2017	COP	4,116,294		$1,374	8	0
	01/2017	JPY	120,000		1,165	138	0
	01/2017		$173	CAD	233	0	0
	01/2017		91	COP	276,172	0	0
	01/2017		473	EUR	455	6	0
	02/2017	JPY	60,000		$573	58	0
DUB	01/2017	BRL	6,700		1,972	0	(86)
	01/2017	CNH	1,398		202	2	0
	01/2017	INR	4,856		72	0	0
	01/2017		$1,935	BRL	6,700	124	0
	02/2017	MXN	14,595		$711	11	0
	02/2017		$3,080	MXN	59,093	0	(245)
FBF	02/2017		2,023		41,181	0	(48)
	02/2017		71	RUB	4,373	0	0
GLM	01/2017	BRL	2,400		$561	0	(176)
	01/2017	CLP	622,098		948	21	0
	01/2017	GBP	513		648	15	0
	01/2017	JPY	74,700		733	94	0
	01/2017		$736	BRL	2,400	1	0
	01/2017		548	JPY	62,500	0	(13)
	02/2017		107	MXN	2,190	0	(2)
	02/2017		135	RUB	8,620	4	0
HUS	01/2017	AUD	2,605		$1,939	60	0
	01/2017		$93	CLP	63,035	1	0
	01/2017		121	NZD	175	1	0
	02/2017	MXN	9,319		$495	48	0
	02/2017		$2,107	ILS	8,008	0	(26)

70	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
IND	01/2017		$8,137	GBP	6,646	$54	$0
	02/2017	GBP	6,646		$8,142	0	(55)
JPM	01/2017	BRL	2,300		541	0	(166)
	01/2017	GBP	142		181	6	0
	01/2017		$706	BRL	2,300	1	0
	01/2017		345	EUR	324	0	(4)
	01/2017		775	GBP	622	0	(9)
	01/2017		4,507	JPY	529,855	26	0
	02/2017	CNH	1,640		$239	7	0
	02/2017	GBP	90		111	1	0
	02/2017	JPY	549,855		4,704	19	(28)
	02/2017	MXN	23,891		1,135	0	(11)
	02/2017		$40	EUR	38	0	0
	02/2017		209	ILS	806	1	0
	02/2017		3,075	MXN	61,304	0	(134)
	02/2017		574	ZAR	7,930	0	(1)
MSB	01/2017		436	CNH	2,941	0	(15)
	01/2017		1,164	COP	3,497,368	0	(3)
	02/2017	ZAR	4,995		$350	0	(11)
NAB	01/2017		$156	GBP	124	0	(3)
SCX	01/2017	CAD	2,438		$1,807	0	(9)
	01/2017	CNH	1,522		221	3	0
	01/2017	JPY	615,154		5,505	241	0
	01/2017		$108	KRW	129,092	0	(1)
	02/2017	MXN	397		$19	0	0
SOG	01/2017	CLP	543,323		806	0	(4)
	01/2017	COP	1,017,228		322	0	(15)
	01/2017	NZD	2,078		1,470	27	0
TOR	01/2017		$1,636	CAD	2,205	6	0
	02/2017	CAD	2,205		$1,637	0	(6)
UAG	01/2017	KRW	1,753,944		1,471	18	0
	01/2017	SEK	1,130		123	0	(1)
	01/2017		$308	EUR	287	0	(6)
	01/2017		418	INR	28,237	0	(3)
	01/2017		1,433	KRW	1,624,852	0	(88)
	02/2017	CNH	8,510		$1,251	46	0
	03/2017		$1,486	KRW	1,772,096	0	(19)

Total Forward Foreign Currency Contracts						$1,487	$(1,366)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.200%	02/13/2017	$	6,000	$3	$4
DUB	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		400	40	15
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		400	40	63
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.860	10/23/2018		400	27	32
GLM	Put - OTC 1-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.250	01/09/2017		24,400	11	1
NGF	Call - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.150	06/15/2018		200	20	7
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.150	06/15/2018		200	20	31
RBC	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.765	07/16/2018		3,700	44	121

								$205	$274

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Cost	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	1.600%	3-Month USD-LIBOR	12/06/2019	$3,800	$53	$18
NGF	Call - OTC 2-Year Interest Rate Floor*	1.600	3-Month USD-LIBOR	12/06/2019	3,900	54	18

						$107	$36

Total Purchased Options						$312	$310

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	71

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

WRITTEN OPTIONS:

CREDIT DEFAULT SWAPTIONS ON CREDIT INDICES

Counterparty	Description	Buy/Sell Protection	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000%	02/15/2017	EUR	100	$0	$0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	03/15/2017		300	(1)	(1)
BRC	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017		300	(1)	0
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.100	02/15/2017		200	0	0
CBK	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.000	02/15/2017		100	0	0
GST	Call - OTC CDX.IG-27 5-Year Index	Buy	0.700	03/15/2017		$900	(2)	(2)
	Put - OTC iTraxx Europe 26 5-Year Index	Sell	1.050	02/15/2017	EUR	100	0	0

							$(4)	$(3)

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price	Expiration Date	Notional Amount		Premiums (Received)	Market Value
BOA	Call - OTC GBP versus USD	$1.297	01/27/2017	GBP	630	$(5)	$(1)

INFLATION-CAPPED OPTIONS

Counterparty	Description	Initial Index	Floating Rate	Expiration Date(1)	Notional Amount	Premiums (Received)	Market Value
GLM	Cap - OTC CPALEMU	100.151	Maximum of [(Final Index/Initial Index - 1) - 3.000%] or 0	06/22/2035	EUR 300	$(14)	$(4)
JPM	Cap - OTC YOY CPURNSA	233.707	Maximum of [(3 + 0.000%) - (Final Index/Initial Index)] or 0	04/10/2020	$3,900	(10)	12
	Floor - OTC YOY CPURNSA	233.707	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	04/10/2020	3,900	(10)	11
	Floor - OTC YOY CPURNSA	234.812	Maximum of [0.000% - (Final Index/Initial Index - 1)] or 0	03/24/2020	1,100	(13)	(8)

						$(47)	$11

(1)	YOY options may have a series of expirations.

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
DUB	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.500%	10/23/2018	$	1,800	$(25)	$(38)
GLM	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.950	02/16/2017		1,700	(12)	(1)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.400	02/16/2017		1,700	(14)	(18)
RYL	Call - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Receive	1.800	11/07/2017		900	(8)	(2)
	Put - OTC 5-Year Interest Rate Swap*	3-Month USD-LIBOR	Pay	2.600	11/07/2017		900	(8)	(18)

								$(67)	$(77)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

INTEREST RATE-CAPPED OPTIONS

Counterparty	Description	Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount	Premiums (Received)	Market Value
FAR	Call - OTC 2-Year Interest Rate Floor*	0.943%	3-Month USD-LIBOR	12/06/2019	$7,600	$(53)	$(8)
NGF	Call - OTC 2-Year Interest Rate Floor*	0.943	3-Month USD-LIBOR	12/06/2019	7,800	(54)	(8)

						$(107)	$(16)

Total Written Options						$(230)	$(86)

*	The underlying instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

72	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		0		84		(41)		(14)		(25)		4
Notional Amount in $	$	43,120		$14,441		$(10,240)	$	(11,150)	$	(3,971)	$	32,200
Notional Amount in EUR	EUR	5,300	EUR	4,253	EUR	(2,580)	EUR	(3,453)	EUR	(2,120)	EUR	1,400
Notional Amount in GBP	GBP	0	GBP	1,710	GBP	0	GBP	(1,080)	GBP	0	GBP	630
Premiums	$	(268)		$(135)		$94	$	51	$	26	$	(232)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON SOVEREIGN ISSUES - SELL PROTECTION(2)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(3)	Notional Amount(4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Mexico Government International Bond	1.000%	06/20/2021	1.407%	$ 600	$(15)	$5	$0	$(10)
BRC	Mexico Government International Bond	1.000	06/20/2021	1.407	200	(5)	2	0	(3)
DUB	Colombia Government International Bond	1.000	06/20/2021	1.480	400	(10)	2	0	(8)
FBF	Mexico Government International Bond	1.000	06/20/2021	1.407	1,100	(29)	10	0	(19)

						$(59)	$19	$0	$(40)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(2)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(4)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(5)
							Asset	Liability
DUB	CMBX.NA.AAA.7 Index	0.500%	01/17/2047	$800	$ (25)	$21	$0	$(4)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	400	(30)	25	0	(5)
GST	CMBX.NA.AAA.7 Index	0.500	01/17/2047	400	(20)	18	0	(2)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	1,700	(101)	64	0	(37)
UAG	CMBX.NA.AAA.9 Index	0.500	09/17/2058	100	(9)	7	0	(2)

					$ (185)	$135	$0	$(50)

(2)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(5)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BOA	Pay	CPURNSA	1.500%	01/15/2017		$400	$0	$(1)	$0	$(1)
	Pay	CPURNSA	1.540	01/15/2017		1,700	0	(2)	0	(2)
	Pay	CPURNSA	2.000	04/15/2017		1,200	0	(3)	0	(3)
	Receive	CPURNSA	1.010	10/16/2017		100	0	2	2	0
	Receive	CPURNSA	1.565	06/07/2018		100	0	1	1	0
BPS	Pay	FRCPXTOB	1.140	08/15/2026	EUR	500	0	(21)	0	(21)
CBK	Pay	CPTFEMU	1.178	05/15/2026		200	0	(6)	0	(6)
GLM	Pay	UKRPI	3.320	05/15/2030	GBP	240	0	(5)	0	(5)
	Receive	UKRPI	3.120	06/15/2046		30	0	8	8	0
JPM	Pay	CPURNSA	1.330	01/01/2017		$900	0	(3)	0	(3)
	Pay	CPURNSA	1.413	01/15/2017		500	0	(1)	0	(1)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	73

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
	Pay	CPURNSA	1.550%	01/15/2017		$1,600	$0	$(2)	$0	$(2)
	Pay	CPURNSA	2.000	04/15/2017		100	0	0	0	0
	Receive	CPURNSA	1.000	07/26/2021		200	0	6	6	0
	Receive	CPURNSA	1.603	09/12/2021		150	0	4	4	0
	Pay	CPURNSA	1.000	07/26/2026		200	0	(11)	0	(11)
	Pay	CPURNSA	1.801	09/12/2026		150	0	(7)	0	(7)
	Pay	CPURNSA	1.780	09/15/2026		800	(1)	(39)	0	(40)
RYL	Pay	UKRPI	3.140	07/15/2031	GBP	120	0	(14)	0	(14)
UAG	Pay	CPURNSA	2.063	05/12/2025		$1,300	0	(9)	0	(9)

							$(1)	$(103)	$21	$(125)

Total Swap Agreements							$(245)	$51	$21	$(215)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(i)	Securities with an aggregate market value of $411 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(6)
AZD	$6	$0	$0	$6	$(6)	$0	$0	$(6)	$0	$0	$0
BOA	182	0	3	185	(102)	(2)	(16)	(120)	65	0	65
BPS	251	0	0	251	(69)	0	(21)	(90)	161	(260)	(99)
BRC	0	0	0	0	(1)	0	(3)	(4)	(4)	0	(4)
CBK	210	4	0	214	0	0	(6)	(6)	208	0	208
DUB	137	110	0	247	(331)	(38)	(17)	(386)	(139)	273	134
FAR	0	18	0	18	0	(8)	0	(8)	10	0	10
FBF	0	0	0	0	(48)	0	(19)	(67)	(67)	0	(67)
GLM	135	1	8	144	(191)	(23)	(5)	(219)	(75)	0	(75)
GST	0	0	0	0	0	(2)	(39)	(41)	(41)	0	(41)
HUS	110	0	0	110	(26)	0	0	(26)	84	0	84
IND	54	0	0	54	(55)	0	0	(55)	(1)	0	(1)
JPM	61	0	10	71	(353)	15	(64)	(402)	(331)	137	(194)
MSB	0	0	0	0	(29)	0	0	(29)	(29)	0	(29)
NAB	0	0	0	0	(3)	0	0	(3)	(3)	0	(3)
NGF	0	56	0	56	0	(8)	0	(8)	48	0	48
RBC	0	121	0	121	0	0	0	0	121	0	121
RYL	0	0	0	0	0	(20)	(14)	(34)	(34)	0	(34)
SCX	244	0	0	244	(10)	0	0	(10)	234	(70)	164
SOG	27	0	0	27	(19)	0	0	(19)	8	0	8
TOR	6	0	0	6	(6)	0	0	(6)	0	0	0
UAG	64	0	0	64	(117)	0	(11)	(128)	(64)	0	(64)

Total Over the Counter	$1,487	$310	$21	$1,818	$(1,366)	$(86)	$(215)	$(1,667)

(6)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

74	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$19	$19
Swap Agreements	0	0	0	0	18	18

	$0	$0	$0	$0	$37	$37

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,487	$0	$1,487
Purchased Options	0	0	0	0	310	310
Swap Agreements	0	0	0	0	21	21

	$0	$0	$0	$1,487	$331	$1,818

	$0	$0	$0	$1,487	$368	$1,855

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	16	16
Swap Agreements	0	0	0	0	71	71

	$0	$0	$0	$0	$88	$88

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,366	$0	$1,366
Written Options	0	3	0	1	82	86
Swap Agreements	0	90	0	0	125	215

	$0	$93	$0	$1,367	$207	$1,667

	$0	$93	$0	$1,367	$295	$1,755

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$(1)	$(1)
Futures	0	0	0	0	237	237
Swap Agreements	0	(3)	0	0	(473)	(476)

	$0	$(3)	$0	$0	$(237)	$(240)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$857	$0	$857
Purchased Options	0	0	0	(4)	(90)	(94)
Written Options	0	6	0	33	6	45
Swap Agreements	0	19	0	0	0	19

	$0	$25	$0	$886	$(84)	$827

	$0	$22	$0	$886	$(321)	$587

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	75

Schedule of Investments PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Written Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	353	353
Swap Agreements	0	(1)	0	0	1,340	1,339

	$0	$(1)	$0	$0	$1,694	$1,693

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,392	$0	$1,392
Purchased Options	0	0	0	4	73	77
Written Options	0	(2)	0	8	100	106
Swap Agreements	0	106	0	0	(142)	(36)

	$0	$104	$0	$1,404	$31	$1,539

	$0	$103	$0	$1,404	$1,725	$3,232

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Australia
Sovereign Issues	$0	$1,563	$0	$1,563
Canada
Sovereign Issues	0	1,592	0	1,592
Chile
Sovereign Issues	0	4,926	0	4,926
Colombia
Sovereign Issues	0	4,545	0	4,545
Denmark
Sovereign Issues	0	1,043	0	1,043
France
Sovereign Issues	0	2,432	0	2,432
Germany
Sovereign Issues	0	463	0	463
Israel
Sovereign Issues	0	1,087	0	1,087
Italy
Sovereign Issues	0	3,495	0	3,495
Japan
Sovereign Issues	0	4,559	0	4,559
Mexico
Sovereign Issues	0	8,617	0	8,617
New Zealand
Sovereign Issues	0	1,326	0	1,326
South Africa
Sovereign Issues	0	4,228	0	4,228
South Korea
Sovereign Issues	0	1,794	0	1,794
Spain
Sovereign Issues	0	2,111	0	2,111
Sweden
Sovereign Issues	0	120	0	120

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
United Kingdom
Sovereign Issues	$0	$8,188	$0	$8,188
United States
U.S. Treasury Obligations	0	36,389	0	36,389
Short-Term Instruments
Certificates of Deposit	0	1,253	0	1,253
Repurchase Agreements	0	123	0	123
Japan Treasury Bills	0	2,482	0	2,482
Mexico Treasury Bills	0	19	0	19
U.S. Treasury Bills	0	628	0	628

Total Investments	$0	$92,983	$0	$92,983

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	19	18	0	37
Over the counter	0	1,818	0	1,818

	$19	$1,836	$0	$1,855

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(17)	(71)	0	(88)
Over the counter	0	(1,667)	0	(1,667)

	$(17)	$(1,738)	$0	$(1,755)

Total Financial Derivative Instruments	$2	$98	$0	$100

Totals	$2	$93,081	$0	$93,083

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

76	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.7%

MUNICIPAL BONDS & NOTES 91.5%

ARIZONA 3.8%
Arizona Health Facilities Authority Revenue Bonds, Series 2015
0.740% due 01/01/2046	$2,500	$2,500
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2012
5.000% due 10/01/2022	1,350	1,571
Arizona Water Infrastructure Finance Authority Revenue Bonds, Series 2014
5.000% due 10/01/2026	1,250	1,496
Arizona Water Infrastructure Finance Authority Revenue Notes, Series 2009
4.250% due 10/01/2019	730	785
Phoenix Civic Improvement Corp., Arizona Revenue Bonds, Series 2014
5.000% due 07/01/2027	2,500	2,934
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Bonds, Series 2016
5.000% due 01/01/2028	1,000	1,214

		10,500

ARKANSAS 0.1%
University of Arkansas Revenue Bonds, Series 2012
5.000% due 05/01/2026	320	365

CALIFORNIA 6.6%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.420% due 04/01/2047	1,000	1,003
California Health Facilities Financing Authority Revenue Bonds, Series 2009
6.000% due 07/01/2039	1,000	1,100
California State Department of Water Resources Power Supply Revenue Notes, Series 2010
5.000% due 05/01/2018	500	525
California State General Obligation Bonds, Series 2009
5.000% due 07/01/2020	500	544
California State General Obligation Notes, Series 2009
5.000% due 07/01/2018	500	529
California State General Obligation Notes, Series 2010
5.000% due 11/01/2019	500	548
California State General Obligation Notes, Series 2013
5.000% due 09/01/2021	3,000	3,417
Los Angeles Unified School District, California Certificates of Participation Notes, Series 2010
5.000% due 12/01/2017	1,500	1,554
Los Angeles, California Wastewater System Revenue Bonds, Series 2015
5.000% due 06/01/2029	1,350	1,594
Orange County, California Airport Revenue Notes, Series 2009
4.000% due 07/01/2018	500	521
Regents of the University of California Medical Center Pooled Revenue Notes, Series 2010
5.000% due 05/15/2018	500	526
Sacramento Municipal Utility District, California Revenue Bonds, Series 2013
5.000% due 08/15/2029	1,000	1,140
San Francisco, California City & County Airports Commission Revenue Notes, Series 2010
5.000% due 05/01/2017	1,000	1,013
San Francisco, California City & County General Obligation Notes, Series 2011
5.000% due 06/15/2021	370	422
San Jose, California Hotel Tax Revenue Notes, Series 2011
5.000% due 05/01/2017	1,115	1,129
San Juan Unified School District, California General Obligation Bonds, (AGM Insured), Series 2001
0.000% due 08/01/2017 (c)	750	745

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Southern California Public Power Authority Revenue Bonds, Series 2007
5.250% due 11/01/2020	$575	$631
University of California Revenue Bonds, Series 2009
5.000% due 05/15/2020	1,000	1,083

		18,024

COLORADO 1.6%
Board of Governors of Colorado State University System Revenue Bonds, Series 2015
5.000% due 03/01/2028	1,580	1,846
Colorado Health Facilities Authority Revenue Bonds, Series 2016
5.000% due 11/15/2036	2,250	2,659

		4,505

CONNECTICUT 0.4%
South Central Connecticut Regional Water Authority Revenue Bonds, Series 2016
5.000% due 08/01/2028	1,000	1,183

DISTRICT OF COLUMBIA 1.3%
District of Columbia Revenue Bonds, Series 2010
5.000% due 12/01/2024	1,000	1,102
District of Columbia Revenue Bonds, Series 2015
5.000% due 07/15/2028	2,000	2,324

		3,426

FLORIDA 3.6%
Broward County, Florida Airport System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,130
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2011
5.000% due 06/01/2019	1,000	1,077
Florida Municipal Power Agency Revenue Notes, Series 2016
5.000% due 10/01/2024	1,000	1,169
Jacksonville, Florida Revenue Notes, Series 2012
5.000% due 10/01/2021	1,000	1,131
JEA Water & Sewer System, Florida Revenue Bonds, Series 2012
5.000% due 10/01/2025	1,500	1,690
Miami-Dade County, Florida General Obligation Notes, Series 2011
3.000% due 07/01/2017	1,375	1,389
Orlando Utilities Commission, Florida Revenue Notes, Series 2010
5.000% due 10/01/2017	250	257
Palm Beach County, Florida Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,300	1,500
Tampa, Florida Revenue Bonds, Series 2016
5.000% due 11/15/2028	350	411

		9,754

GEORGIA 1.3%
Atlanta Department of Aviation, Georgia Revenue Bonds, Series 2012
5.000% due 01/01/2025	500	564
Floyd County, Georgia Development Authority Revenue Bonds, Series 2010
2.350% due 07/01/2022	2,000	1,990
Marietta, Georgia General Obligation Notes, Series 2009
5.000% due 02/01/2018	250	260
Municipal Electric Authority of Georgia Revenue Notes, Series 2010
4.000% due 01/01/2018	350	360

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Municipal Electric Authority of Georgia Revenue Notes, Series 2011
5.000% due 01/01/2020	$250	$273

		3,447

GUAM 0.3%
Guam Government Waterworks Authority Revenue Notes, Series 2014
5.000% due 07/01/2023	770	858

HAWAII 0.9%
Honolulu, Hawaii City & County General Obligation Bonds, Series 2015
5.000% due 10/01/2030	2,000	2,346

ILLINOIS 8.7%
Chicago Midway International Airport, Illinois Revenue Bonds, Series 2014
5.000% due 01/01/2035	6,500	7,096
Chicago, Illinois General Obligation Bonds, Series 2002
5.000% due 01/01/2018	1,200	1,214
Chicago, Illinois General Obligation Bonds, Series 2015
5.250% due 01/01/2027	4,000	3,924
Chicago, Illinois General Obligation Notes, Series 2015
5.000% due 01/01/2026	2,000	1,974
Chicago, Illinois Wastewater Transmission Revenue Bonds, (NPFGC Insured), Series 2001
5.500% due 01/01/2017	1,000	1,000
5.500% due 01/01/2018	1,000	1,037
Chicago, Illinois Waterworks Revenue Notes, Series 2012
5.000% due 11/01/2020	1,000	1,089
Illinois State General Obligation Bonds, Series 2012
4.000% due 01/01/2024	6,025	5,874
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.125% due 06/01/2019	500	533

		23,741

INDIANA 0.6%
Indiana Finance Authority Revenue Notes, Series 2010
5.000% due 02/01/2018	500	521
Indiana University Revenue Notes, Series 2012
5.000% due 06/01/2021	1,000	1,134

		1,655

KANSAS 0.2%
Kansas Development Finance Authority Revenue Notes, Series 2010
5.000% due 11/01/2017	500	516

LOUISIANA 0.7%
Louisiana Public Facilities Authority Revenue Bonds, Series 2016
3.375% due 09/01/2028	2,000	1,921

MARYLAND 0.0%
Baltimore, Maryland Revenue Notes, Series 2011
5.000% due 07/01/2021	60	68

MASSACHUSETTS 2.1%
Massachusetts Bay Transportation Authority Revenue Bonds, Series 2006
5.500% due 07/01/2017	500	511
Massachusetts Development Finance Agency Revenue Bonds, Series 2016
5.000% due 12/01/2030	1,000	1,155

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	77

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Massachusetts School Building Authority Revenue Notes, Series 2012
5.000% due 08/15/2022	$1,175	$1,359
Massachusetts State College Building Authority Revenue Bonds, Series 2012
5.000% due 05/01/2026	2,000	2,309
Taunton, Massachusetts General Obligation Notes, Series 2009
5.000% due 12/01/2018	510	546

		5,880

MICHIGAN 1.9%
Michigan Finance Authority Revenue Bonds, Series 2015
5.000% due 07/01/2030	1,200	1,339
Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2021	1,000	1,110
Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2023	2,500	2,819

		5,268

MINNESOTA 1.5%
Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Bonds, Series 2016
5.000% due 01/01/2029	1,250	1,493
Rochester, Minnesota Revenue Bonds, Series 2011
4.000% due 11/15/2030	1,000	1,046
University of Minnesota Revenue Bonds, Series 2016
5.000% due 04/01/2032	1,220	1,436

		3,975

MISSOURI 0.9%
Missouri Development Finance Board Revenue Notes, Series 2012
5.000% due 12/01/2020	1,335	1,477
Missouri State Health & Educational Facilities Authority Revenue Notes, Series 2010
5.000% due 11/15/2017	1,000	1,032

		2,509

NEVADA 0.6%
Las Vegas Valley Water District, Nevada General Obligation Bonds, Series 2015
5.000% due 06/01/2034	1,500	1,699

NEW HAMPSHIRE 0.5%
Merrimack County, New Hampshire General Obligation Notes, Series 2012
5.000% due 12/01/2022	1,115	1,299

NEW JERSEY 3.6%
New Jersey Economic Development Authority Revenue Bonds, Series 2012
5.000% due 06/15/2023	1,000	1,078
New Jersey Economic Development Authority Revenue Notes, Series 2011
5.000% due 09/01/2018	2,000	2,113
New Jersey Educational Facilities Authority Revenue Bonds, Series 2016
5.000% due 07/01/2027	1,560	1,826
New Jersey Health Care Facilities Financing Authority Revenue Bonds, Series 2011
5.000% due 07/01/2023	1,000	1,140
New Jersey Transportation Trust Fund Authority Revenue Bonds, Series 2011
5.250% due 06/15/2024	2,500	2,641
New Jersey Transportation Trust Fund Authority Revenue Notes, Series 2015
5.000% due 06/15/2022	1,000	1,069

		9,867

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
NEW MEXICO 0.2%
New Mexico State Severance Tax Permanent Fund Revenue Notes, Series 2010
5.000% due 07/01/2017	$500	$510

NEW YORK 15.7%
Brooklyn Arena Local Development Corp., New York Revenue Bonds, Series 2016
5.000% due 07/15/2028	2,250	2,515
Erie County, New York Industrial Development Agency Revenue Notes, Series 2012
5.000% due 05/01/2022	1,000	1,150
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2005
5.000% due 11/15/2019	500	546
Metropolitan Transportation Authority, New York Revenue Bonds, Series 2014
5.000% due 11/15/2029	3,000	3,472
Nassau County, New York General Obligation Notes, Series 2016
5.000% due 04/01/2026	1,360	1,595
New York City Transitional Finance Authority Future Tax Secured, New York Revenue Bonds, Series 2014
5.000% due 08/01/2031	5,000	5,779
New York City Water & Sewer System, New York Revenue Notes, Series 2009
5.000% due 06/15/2017	895	911
New York City, New York General Obligation Notes, Series 2011
5.000% due 08/01/2017	980	1,003
New York Convention Center Development Corp. Revenue Bonds, Series 2015
5.000% due 11/15/2027	2,000	2,348
New York State Dormitory Authority Revenue Bonds, Series 2011
5.000% due 05/01/2022	2,000	2,244
New York State Dormitory Authority Revenue Bonds, Series 2012
5.000% due 12/15/2025	405	469
New York State Dormitory Authority Revenue Bonds, Series 2016
5.000% due 07/01/2028	400	469
5.000% due 07/01/2029	425	495
5.000% due 07/01/2030	1,545	1,760
New York State Dormitory Authority Revenue Notes, Series 2008
5.000% due 07/01/2017	2,000	2,040
New York State Dormitory Authority Revenue Notes, Series 2011
4.000% due 07/01/2018	815	849
New York State Dormitory Authority Revenue Notes, Series 2012
5.000% due 12/15/2019	1,450	1,595
New York State Dormitory Authority Revenue Notes, Series 2016
5.000% due 02/15/2027	2,000	2,409
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	2,000	2,155
New York State Urban Development Corp. Revenue Notes, Series 2010
5.000% due 03/15/2018	500	523
New York State Urban Development Corp. Revenue Notes, Series 2016
5.000% due 03/15/2024	1,000	1,185
Syracuse Industrial Development Agency, New York Revenue Notes, Series 2010
4.000% due 05/01/2017	500	505
Tompkins County, New York Development Corp. Revenue Notes, Series 2013
5.000% due 07/01/2019	1,090	1,139
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2012
5.000% due 11/15/2025	2,000	2,309

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2013
5.000% due 11/15/2027	$2,075	$2,440
5.000% due 11/15/2028	825	967

		42,872

NORTH CAROLINA 2.0%
Mecklenburg County, North Carolina Certificates of Participation Notes, Series 2009
5.000% due 02/01/2019	300	321
North Carolina Medical Care Commission Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,665	1,880
5.000% due 10/01/2027	1,100	1,243
North Carolina State Revenue Bonds, Series 2011
5.000% due 11/01/2022	1,500	1,713
University of North Carolina at Greensboro Revenue Bonds, Series 2014
5.000% due 04/01/2026	250	290

		5,447

OHIO 6.5%
American Municipal Power, Inc., Ohio Revenue Notes, Series 2009
5.000% due 02/15/2017	500	502
American Municipal Power, Inc., Ohio Revenue Notes, Series 2012
5.000% due 02/15/2022	800	908
Cleveland Department of Public Utilities Division of Water, Ohio Revenue Bonds, Series 2012
5.000% due 01/01/2026	1,000	1,144
Cuyahoga County, Ohio Certificates of Participation Bonds, Series 2014
5.000% due 12/01/2025	3,000	3,458
Kent State University, Ohio Revenue Bonds, Series 2016
5.000% due 05/01/2028	1,000	1,180
Kent State University, Ohio Revenue Notes, Series 2012
5.000% due 05/01/2017	640	648
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
0.740% due 01/01/2043	2,700	2,700
Ohio State General Obligation Bonds, Series 2011
5.000% due 08/01/2022	3,000	3,472
Ohio State General Obligation Notes, Series 2012
5.000% due 09/15/2020	1,000	1,117
Ohio State Turnpike Commission Revenue Bonds, (NPFGC Insured), Series 1998
5.500% due 02/15/2017	225	226
Ohio State Water Development Authority Revenue Notes, Series 2011
5.000% due 06/01/2017	1,005	1,022
University of Cincinnati, Ohio Revenue Bonds, Series 2012
5.000% due 06/01/2024	1,250	1,429

		17,806

OREGON 0.2%
Oregon State Facilities Authority Revenue Notes, Series 2010
5.000% due 10/01/2017	500	513

PENNSYLVANIA 8.5%
Allegheny County, Pennsylvania Higher Education Building Authority Revenue Bonds, Series 2012
5.000% due 03/01/2024	500	569
Allegheny County, Pennsylvania Hospital Development Authority Revenue Notes, Series 2010
5.000% due 05/15/2017	500	507
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2027	2,000	2,350

78	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Delaware River Port Authority, Pennsylvania Revenue Notes, Series 2012
5.000% due 01/01/2023	$900	$1,007
Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
0.900% due 02/15/2027	1,000	997
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 1994
2.550% due 06/01/2029	1,500	1,488
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2011
5.250% due 06/15/2023	2,500	2,835
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 08/15/2029	340	391
5.000% due 08/15/2031	300	342
5.000% due 08/15/2033	1,000	1,128
Pennsylvania Higher Educational Facilities Authority Revenue Bonds, Series 2017
5.000% due 08/15/2028 (a)	1,335	1,623
5.000% due 08/15/2029 (a)	1,250	1,508
Pennsylvania Turnpike Commission Revenue Notes, Series 2014
1.600% due 12/01/2020	4,500	4,510
Philadelphia Gas Works, Co., Pennsylvania Revenue Bonds, Series 2015
5.000% due 08/01/2027	750	835
Philadelphia Hospitals & Higher Education Facilities Authority, Pennsylvania Revenue Bonds, Series 2011
0.710% due 07/01/2041	2,500	2,500
Southeastern Pennsylvania Transportation Authority Revenue Notes, Series 2010
5.000% due 03/01/2018	500	521

		23,111

PUERTO RICO 0.4%
Puerto Rico Electric Power Authority Revenue Bonds, (AGM Insured), Series 2007
1.087% due 07/01/2029	1,280	966

RHODE ISLAND 2.9%
Tobacco Settlement Financing Corp., Rhode Island Revenue Bonds, Series 2015
5.000% due 06/01/2035	7,500	7,818

SOUTH DAKOTA 0.7%
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2014
5.000% due 11/01/2027	925	1,039

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
South Dakota Health & Educational Facilities Authority Revenue Bonds, Series 2015
5.000% due 11/01/2028	$900	$1,014

		2,053

TENNESSEE 2.3%
Tennessee Energy Acquisition Corp. Revenue Bonds, Series 2006
5.000% due 02/01/2021	870	953
5.000% due 02/01/2027	3,000	3,401
5.250% due 09/01/2026	1,595	1,843

		6,197

TEXAS 7.0%
Barbers Hill Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
4.000% due 02/15/2023	1,225	1,332
Corpus Christi Independent School District, Texas General Obligation Notes, (PSF Insured), Series 2016
5.000% due 08/15/2025	2,115	2,555
Dallas, Texas Waterworks & Sewer System Revenue Bonds, Series 2012
5.000% due 10/01/2023	1,000	1,153
Harris County, Texas Cultural Education Facilities Finance Corp. Revenue Bonds, Series 2014
1.300% due 12/01/2042	4,500	4,475
5.000% due 12/01/2025	500	591
North Central Texas Health Facility Development Corp. Revenue Notes, Series 2012
5.000% due 08/15/2020	1,000	1,110
North Texas Tollway Authority Revenue Bonds, Series 2016
5.000% due 01/01/2028	2,875	3,365
Northside Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2010
1.200% due 08/01/2040	940	939
Pflugerville Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
5.000% due 02/15/2024	1,165	1,335
San Antonio Public Facilities Corp., Texas Revenue Bonds, Series 2012
5.000% due 09/15/2025	1,000	1,140
Texas Municipal Gas Acquisition & Supply Corp. Revenue Notes, Series 2008
5.625% due 12/15/2017	505	514
University of Texas System Revenue Bonds, Series 2010
5.000% due 08/15/2022	500	579

		19,088

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
VIRGINIA 1.6%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	$2,250	$2,250
Virginia College Building Authority Revenue Bonds, Series 2016
5.000% due 09/01/2028	1,850	2,223

		4,473

WASHINGTON 1.9%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2016
5.000% due 11/01/2030	1,000	1,189
Pierce County, Washington School District No. 10 Tacoma General Obligation Bonds, Series 2012
5.000% due 12/01/2024	1,000	1,197
Seattle, Washington Solid Waste Revenue Notes, Series 2014
5.000% due 05/01/2024	545	648
Washington State Revenue Bonds, Series 2012
5.000% due 09/01/2023	2,000	2,287

		5,321

WISCONSIN 0.4%
Wisconsin State Clean Water Fund Leveraged Loan Portfolio Revenue Bonds, Series 2012
5.000% due 06/01/2023	1,000	1,173

Total Municipal Bonds & Notes (Cost $247,945)		250,154

SHORT-TERM INSTRUMENTS 10.2%

REPURCHASE AGREEMENTS (d) 0.6%
		1,597

U.S. TREASURY BILLS 9.6%
0.457% due 01/19/2017 - 03/16/2017 (b)(c)	26,100	26,084

Total Short-Term Instruments (Cost $27,681)		27,681

Total Investments in Securities (Cost $275,626)		277,835

Total Investments 101.7% (Cost $275,626)		$277,835

Other Assets and Liabilities, net (1.7)%		(4,559)

Net Assets 100.0%		$273,276

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	When-issued security.
(b)	Coupon represents a weighted average yield to maturity.
(c)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(d)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$1,597	U.S. Treasury Notes 1.000% due 05/15/2015(2)	$(1,631)	$1,597	$1,597

Total Repurchase Agreements						$(1,631)	$1,597	$1,597

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	79

Schedule of Investments PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral (received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral (Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$1,597	$0	$0	$0	$1,597	$(1,631)	$(34)

Total Borrowings and Other Financing Transactions	$1,597	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

TO COME

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$10,500	$0	$10,500
Arkansas	0	365	0	365
California	0	18,024	0	18,024
Colorado	0	4,505	0	4,505
Connecticut	0	1,183	0	1,183
District of Columbia	0	3,426	0	3,426
Florida	0	9,754	0	9,754
Georgia	0	3,447	0	3,447
Guam	0	858	0	858
Hawaii	0	2,346	0	2,346
Illinois	0	23,741	0	23,741
Indiana	0	1,655	0	1,655
Kansas	0	516	0	516
Louisiana	0	1,921	0	1,921
Maryland	0	68	0	68
Massachusetts	0	5,880	0	5,880
Michigan	0	5,268	0	5,268
Minnesota	0	3,975	0	3,975
Missouri	0	2,509	0	2,509
Nevada	0	1,699	0	1,699

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
New Hampshire	$0	$1,299	$0	$1,299
New Jersey	0	9,867	0	9,867
New Mexico	0	510	0	510
New York	0	42,872	0	42,872
North Carolina	0	5,447	0	5,447
Ohio	0	17,806	0	17,806
Oregon	0	513	0	513
Pennsylvania	0	23,111	0	23,111
Puerto Rico	0	966	0	966
Rhode Island	0	7,818	0	7,818
South Dakota	0	2,053	0	2,053
Tennessee	0	6,197	0	6,197
Texas	0	19,088	0	19,088
Virginia	0	4,473	0	4,473
Washington	0	5,321	0	5,321
Wisconsin	0	1,173	0	1,173
Short-Term Instruments
Repurchase Agreements	0	1,597	0	1,597
U.S. Treasury Bills	0	26,084	0	26,084

Total Investments	$0	$277,835	$0	$277,835

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

80	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 125.2%

BANK LOAN OBLIGATIONS 1.1%
Community Health Systems, Inc.
4.185% due 12/31/2018	$423	$417
FCA U.S. LLC
3.500% due 05/24/2017	406	408

Total Bank Loan Obligations (Cost $830)		825

CORPORATE BONDS & NOTES 69.4%

BANKING & FINANCE 32.9%
Ally Financial, Inc.
3.500% due 01/27/2019	400	403
3.600% due 05/21/2018	500	505
American Express Credit Corp.
2.009% due 09/14/2020	500	509
American Tower Corp.
2.250% due 01/15/2022	600	575
Aviation Capital Group Corp.
4.625% due 01/31/2018	500	515
Banco Continental S.A. Via Continental Senior Trustees Cayman Ltd.
5.750% due 01/18/2017	600	600
Bank of America Corp.
6.875% due 04/25/2018	1,000	1,063
Banque Federative du Credit Mutuel S.A.
2.000% due 04/12/2019	200	199
Barclays Bank PLC
6.050% due 12/04/2017	1,000	1,033
Barclays PLC
2.000% due 03/16/2018	300	300
Bear Stearns Cos. LLC
6.400% due 10/02/2017	900	932
BGC Partners, Inc.
5.125% due 05/27/2021	250	257
BOC Aviation Ltd.
2.875% due 10/10/2017	215	216
Cantor Fitzgerald LP
6.500% due 06/17/2022	400	427
CIT Group, Inc.
4.250% due 08/15/2017	700	710
Commerzbank Finance & Covered Bond S.A.
0.684% due 03/20/2017	100	100
Cooperatieve Rabobank UA
8.400% due 06/29/2017 (b)	400	412
Credit Suisse Group Funding Guernsey Ltd.
3.172% due 04/16/2021	800	830
3.800% due 09/15/2022	250	252
General Motors Financial Co., Inc.
3.250% due 05/15/2018	250	253
4.750% due 08/15/2017	1,000	1,019
Goldman Sachs Group, Inc.
2.242% due 04/23/2021	1,000	1,014
2.537% due 11/29/2023	300	310
Goodman Funding Pty. Ltd.
6.375% due 11/12/2020	300	337
Hartford Financial Services Group, Inc.
5.500% due 03/30/2020	500	546
HBOS PLC
1.646% due 09/06/2017	1,000	998
HSBC Holdings PLC
2.590% due 05/25/2021	600	613
3.600% due 05/25/2023	200	201
International Lease Finance Corp.
8.750% due 03/15/2017	800	811
Intesa Sanpaolo SpA
2.375% due 01/13/2017	700	700
LeasePlan Corp. NV
2.500% due 05/16/2018	700	701
Mitsubishi UFJ Lease & Finance Co. Ltd.
1.657% due 07/23/2019	500	499

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mizuho Financial Group, Inc.
2.354% due 04/12/2021		$400	$407
Morgan Stanley
2.282% due 10/24/2023		200	202
Navient Corp.
5.500% due 01/15/2019		200	208
6.625% due 07/26/2021		200	212
8.000% due 03/25/2020		200	222
Piper Jaffray Cos.
3.998% due 05/31/2017		250	250
Reliance Standard Life Global Funding
2.150% due 10/15/2018		300	302
Royal Bank of Scotland PLC
9.500% due 03/16/2022		300	305
13.125% due 03/19/2022	AUD	500	368
Santander Bank N.A.
2.000% due 01/12/2018		$350	350
Santander UK Group Holdings PLC
2.875% due 08/05/2021		800	783
SMBC Aviation Capital Finance DAC
2.650% due 07/15/2021		600	578
Springleaf Finance Corp.
8.250% due 12/15/2020		250	273
Synchrony Financial
1.875% due 08/15/2017		800	801
2.111% due 02/03/2020		250	247
WEA Finance LLC
2.700% due 09/17/2019		225	228
Welltower, Inc.
2.250% due 03/15/2018		300	301
Weyerhaeuser Co.
7.375% due 10/01/2019		200	225

			24,102

INDUSTRIALS 29.4%
AbbVie, Inc.
2.850% due 05/14/2023		600	582
Air Liquide Finance S.A.
1.750% due 09/27/2021		400	385
AP Moller - Maersk A/S
2.875% due 09/28/2020		400	397
Asciano Finance Ltd.
5.000% due 04/07/2018		100	103
Charter Communications Operating LLC
4.464% due 07/23/2022		300	314
Cimarex Energy Co.
5.875% due 05/01/2022		200	208
Continental Airlines Pass-Through Trust
7.250% due 05/10/2021		504	564
Crown Castle Towers LLC
3.222% due 05/15/2042		800	814
D.R. Horton, Inc.
3.750% due 03/01/2019		400	409
Delphi Automotive PLC
3.150% due 11/19/2020		700	711
Diamond Finance Corp.
4.420% due 06/15/2021		400	414
DISH DBS Corp.
4.250% due 04/01/2018		200	206
Enbridge, Inc.
1.384% due 06/02/2017		300	300
Fidelity National Information Services, Inc.
2.850% due 10/15/2018		200	204
Flex Ltd.
4.625% due 02/15/2020		500	526
Forest Laboratories LLC
4.375% due 02/01/2019		750	779
General Electric Co.
6.375% due 11/15/2067		100	101
Georgia-Pacific LLC
2.539% due 11/15/2019		400	404

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Glencore Finance Canada Ltd.
3.600% due 01/15/2017	$500	$500
Heathrow Funding Ltd.
4.875% due 07/15/2023	950	1,015
Hewlett Packard Enterprise Co.
2.850% due 10/05/2018	300	303
Humana, Inc.
2.625% due 10/01/2019	500	504
Imperial Tobacco Finance PLC
2.950% due 07/21/2020	700	704
KLA-Tencor Corp.
3.375% due 11/01/2019	100	102
Latam Airlines Pass-Through Trust
4.200% due 08/15/2029	143	141
MGM Resorts International
8.625% due 02/01/2019	300	339
Nabors Industries, Inc.
6.150% due 02/15/2018	500	520
Petroleos Mexicanos
3.125% due 01/23/2019	200	199
3.500% due 07/18/2018	700	708
Pioneer Natural Resources Co.
6.875% due 05/01/2018	700	743
Regency Energy Partners LP
5.750% due 09/01/2020	200	216
Reynolds American, Inc.
4.000% due 06/12/2022	700	732
S&P Global, Inc.
2.500% due 08/15/2018	300	303
Scripps Networks Interactive, Inc.
3.500% due 06/15/2022	500	505
Shire Acquisitions Investments Ireland DAC
2.875% due 09/23/2023	300	285
SK Broadband Co. Ltd.
2.875% due 10/29/2018	250	252
Sky PLC
2.625% due 09/16/2019	500	502
9.500% due 11/15/2018	500	567
Southern Co.
2.950% due 07/01/2023	300	296
Time Warner Cable LLC
5.850% due 05/01/2017	500	507
USG Corp.
8.250% due 01/15/2018	595	633
Viacom, Inc.
2.200% due 04/01/2019	495	491
Volkswagen Group of America Finance LLC
1.351% due 11/20/2017	1,000	998
Western Gas Partners LP
2.600% due 08/15/2018	400	401
WestJet Airlines Ltd.
3.500% due 06/16/2021	250	250
Woodside Finance Ltd.
3.650% due 03/05/2025	100	98
3.700% due 09/15/2026	200	196
4.600% due 05/10/2021	200	210
Wynn Las Vegas LLC
5.500% due 03/01/2025	100	99
ZF North America Capital, Inc.
4.000% due 04/29/2020	700	731

		21,471

UTILITIES 7.1%
BG Energy Capital PLC
6.500% due 11/30/2072	500	518
BP Capital Markets PLC
1.840% due 09/16/2021	1,000	1,005
CNOOC Finance Ltd.
1.750% due 05/09/2018	700	697
E.ON International Finance BV
5.800% due 04/30/2018	300	315

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	81

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
FirstEnergy Corp.
2.750% due 03/15/2018		$1,000	$1,009
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,000	1,041
Telecom Italia Capital S.A.
6.999% due 06/04/2018		600	637

			5,222

Total Corporate Bonds & Notes (Cost $50,700)			50,795

MUNICIPAL BONDS & NOTES 1.4%

CALIFORNIA 0.7%
California Earthquake Authority Revenue Notes, Series 2014
2.805% due 07/01/2019		500	509

KANSAS 0.7%
Kansas Development Finance Authority Revenue Notes, Series 2015
2.258% due 04/15/2019		500	505

Total Municipal Bonds & Notes (Cost $1,000)			1,014

U.S. TREASURY OBLIGATIONS 32.7%
U.S. Treasury Inflation Protected Securities (a)
0.125% due 04/15/2018		2,300	2,322
0.125% due 04/15/2020		1,135	1,148
U.S. Treasury Notes
1.250% due 11/30/2018 (c)		20,400	20,427

Total U.S. Treasury Obligations (Cost $23,983)			23,897

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.0%
BCAP LLC Trust
0.744% due 03/26/2037		38	38
Bear Stearns Adjustable Rate Mortgage Trust
2.753% due 02/25/2033		3	3
Bear Stearns Commercial Mortgage Securities Trust
5.317% due 02/11/2044		216	216
Citigroup Mortgage Loan Trust, Inc.
2.991% due 11/25/2038		30	30
Credit Suisse Mortgage Capital Certificates
3.083% due 09/27/2036		2	3
Eurosail PLC
0.677% due 06/13/2045	GBP	93	115
First Horizon Mortgage Pass-Through Trust
2.988% due 09/25/2033		$72	73
GSR Mortgage Loan Trust
3.070% due 09/25/2035		54	56
3.391% due 08/25/2033		572	570
JPMorgan Resecuritization Trust
2.600% due 07/27/2037		63	63
LB Commercial Mortgage Trust
5.873% due 07/15/2044		355	359
MASTR Adjustable Rate Mortgages Trust
3.034% due 04/21/2034		102	103
Morgan Stanley Capital Trust
5.665% due 04/15/2049		338	340
5.692% due 04/15/2049		189	190
Residential Accredit Loans, Inc. Trust
1.196% due 06/25/2034		96	94

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Royal Bank of Scotland Capital Funding Trust
5.902% due 06/16/2049		$255	$256
Sequoia Mortgage Trust
1.286% due 11/22/2024		16	16
1.399% due 06/20/2033		8	8
Structured Asset Mortgage Investments Trust
1.316% due 07/19/2034		14	14
1.396% due 09/19/2032		36	35
Thornburg Mortgage Securities Trust
2.632% due 04/25/2045		247	248
Wachovia Bank Commercial Mortgage Trust
0.882% due 06/15/2049		600	596
WaMu Mortgage Pass-Through Certificates Trust
1.066% due 01/25/2045		39	37
1.156% due 06/25/2044		942	883
2.834% due 06/25/2033		6	6
Wells Fargo Mortgage-Backed Securities Trust
3.023% due 06/25/2035		7	7

Total Non-Agency Mortgage-Backed Securities (Cost $4,391)			4,359

ASSET-BACKED SECURITIES 13.0%
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.516% due 09/25/2033		54	51
ARES CLO Ltd.
2.400% due 04/17/2026		300	300
Atlas Senior Loan Fund Ltd.
2.117% due 01/30/2024		500	500
Bear Stearns Asset-Backed Securities Trust
1.556% due 10/27/2032		48	45
BlueMountain CLO Ltd.
2.065% due 04/13/2027		300	300
Cavalry CLO Ltd.
2.250% due 01/16/2024		706	707
Cent CLO Ltd.
2.217% due 10/29/2025		300	300
COA Summit CLO Ltd.
2.231% due 04/20/2023		137	137
Colony Starwood Homes Trust
2.236% due 07/17/2033		200	203
Cordatus CLO PLC
0.049% due 01/30/2024	EUR	345	364
Credit Suisse First Boston Mortgage Securities Corp.
3.006% due 10/25/2032		$13	13
Drug Royalty LP
3.730% due 07/15/2023		178	180
Dryden Senior Loan Fund
2.054% due 01/15/2025		300	300
Duchess CLO BV
0.000% due 02/28/2023	EUR	32	33
Eagle Ltd.
2.570% due 12/15/2039		$125	124
First Franklin Mortgage Loan Trust
1.506% due 11/25/2034		326	318
Highbridge Loan Management Ltd.
1.436% due 09/20/2022		218	218
Jubilee CDO BV
0.023% due 07/30/2024	EUR	379	400
KVK CLO Ltd.
2.250% due 07/15/2023		$586	586

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Madison Park Funding Ltd.
2.196% due 08/15/2022		$439	$440
Malin CLO BV
0.000% due 05/07/2023	EUR	144	152
National Collegiate Student Loan Trust
0.996% due 11/27/2028		$88	88
Navient Private Education Loan Trust
1.904% due 12/15/2028		1,000	1,011
Navient Student Loan Trust
2.006% due 06/25/2065		98	99
Neuberger Berman CLO Ltd.
2.182% due 07/25/2023		475	475
Shackleton CLO Ltd.
2.064% due 10/20/2023		300	300
SoFi Professional Loan Program LLC
3.020% due 02/25/2040		500	500
THL Credit Wind River CLO Ltd.
2.322% due 01/18/2026		300	300
U.S. Residential Opportunity Fund Trust
3.598% due 10/27/2036		492	492
Venture CLO Ltd.
2.080% due 07/20/2022		300	300
Vericrest Opportunity Loan Trust
4.250% due 03/26/2046		159	161
VOLT LLC
4.375% due 11/27/2045		125	126

Total Asset-Backed Securities (Cost $9,534)			9,523

SOVEREIGN ISSUES 0.4%
Saudi Government International Bond
2.375% due 10/26/2021		300	291

Total Sovereign Issues (Cost $297)			291

SHORT-TERM INSTRUMENTS 1.2%

COMMERCIAL PAPER 0.8%
Ford Motor Credit Co.
1.754% due 09/12/2017		600	592

SHORT-TERM NOTES 0.4%
Hewlett Packard Enterprise Co.
2.450% due 10/05/2017		300	302

Total Short-Term Instruments (Cost $893)			894

Total Investments in Securities (Cost $91,628)			91,598

Total Investments 125.2% (Cost $91,628)			$91,598

Financial Derivative Instruments (d)(e) 0.1% (Cost or Premiums, net $(7))			95

Other Assets and Liabilities, net (25.3)%			(18,497)

Net Assets 100.0%			$73,196

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Principal amount of security is adjusted for inflation.
(b)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

82	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(1)	Borrowing Date	Maturity Date	Amount Borrowed(1)	Payable for Reverse Repurchase Agreements
JPS	0.790%	12/22/2016	01/05/2017	$(20,125)	$(20,130)

Total Reverse Repurchase Agreements					$(20,130)

(1)

The average amount of borrowings outstanding during the period ended December 31, 2016 was $(11,964) at a weighted average interest rate of 0.423%. Average borrowings includes sale-buyback transactions, of which there were none open at period end.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged as of December 31, 2016:

(c)	Securities with an aggregate market value of $20,127 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged	Net Exposure(2)
Global/Master Repurchase Agreement
JPS	$0	$(20,130)	$0	$0	$(20,130)	$20,127	$(3)

Total Borrowings and Other Financing Transactions	$0	$(20,130)	$0	$0

(2)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(20,130)	$0	$0	$(20,130)

Total Borrowings	$0	$(20,130)	$0	$0	$(20,130)

Gross amount of recognized liabilities for reverse repurchase agreements					$(20,130)

(d)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
Description					Asset	Liability
90-Day Eurodollar December Futures	Short	12/2019	34	$50	$0	$(3)
90-Day Eurodollar March Futures	Short	03/2017	20	(2)	0	0
Australia Government 3-Year Note March Futures	Long	03/2017	38	(5)	8	0
Australia Government 10-Year Bond March Futures	Long	03/2017	8	4	5	0
U.S. Treasury 2-Year Note March Futures	Short	03/2017	9	0	0	(1)
U.S. Treasury 5-Year Note March Futures	Short	03/2017	33	5	0	(5)

Total Futures Contracts				$52	$13	$(9)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Market Value(4)	Unrealized Appreciation	Variation Margin
							Asset	Liability
Exelon Generation Co. LLC	1.000%	12/20/2021	1.852%	$ 400	$(15)	$1	$0	$0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	83

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Market Value(4)	Unrealized (Depreciation)	Variation Margin
						Asset	Liability
CDX.HY-27 5-Year Index	(5.000)%	12/20/2021	$5,300	$(338)	$(80)	$0	$(6)
CDX.IG-26 5-Year Index	(1.000)	06/20/2021	9,500	(162)	(67)	0	(2)

				$(500)	$(147)	$0	$(8)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Market Value	Unrealized (Depreciation)	Variation Margin
								Asset	Liability
Pay	3-Month USD-LIBOR	1.350%	12/28/2018	$	7,900	$(15)	$(12)	$2	$0
Pay	3-Month USD-LIBOR	1.000	06/21/2020		51,000	7	5	16	0
Pay	28-Day MXN-TIIE	5.798	09/06/2021	MXN	63,200	(221)	(105)	9	0
Pay	28-Day MXN-TIIE	7.199	12/03/2021		7,600	(6)	(6)	1	0

						$(235)	$(118)	$28	$0

Total Swap Agreements						$(750)	$(264)	$28	$(8)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

Cash of $946 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$13	$28	$41	$0	$(9)	$(8)	$(17)

(e)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017		$1,117	AUD	1,552	$3	$0
	02/2017	AUD	1,552		$1,116	0	(3)
BOA	01/2017		$1,651	EUR	1,587	20	0
	02/2017	EUR	1,587		$1,653	0	(20)
BPS	01/2017		1,575		1,671	12	0
CBK	01/2017		356		374	0	(1)
	02/2017	GBP	129		163	4	0
GLM	01/2017		$360	EUR	344	2	0
	02/2017	MXN	1,522		$71	0	(2)
HUS	01/2017	AUD	1,552		1,155	35	0

84	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
JPM	01/2017	AUD	953		$704	$17	$0
	01/2017	CAD	973		733	8	0
	01/2017		$701	AUD	953	0	(13)
	02/2017		17	MXN	353	0	0
SCX	02/2017		15		311	0	0

Total Forward Foreign Currency Contracts						$101	$(39)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
CBK	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600%	03/06/2017	$	4,200	$4	$6
GLM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.600	03/06/2017		14,100	14	19

								$18	$25

Total Purchased Options								$18	$25

WRITTEN OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount	Premiums (Received)	Market Value
CBK	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010%	03/06/2017	$500	$(5)	$(3)
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	3.010	03/06/2017	1,100	(12)	(7)
JPM	Put - OTC 2-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	1.650	02/21/2017	9,200	(8)	(6)

							$(25)	$(16)

Total Written Options							$(25)	$(16)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
Notional Amount in $	$	7,200		$44,200		$(32,700)	$	0	$	(7,900)	$	10,800
Notional Amount in EUR	EUR	1,000	EUR	0	EUR	0	EUR	(1,000)	EUR	0	EUR	0
Premiums	$	(18)		$(84)		$68	$	5	$	4	$	(25)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(1)
AZD	$3	$0	$0	$3	$(3)	$0	$0	$(3)	$0	$0	$0
BOA	20	0	0	20	(20)	0	0	(20)	0	0	0
BPS	12	0	0	12	0	0	0	0	12	0	12
CBK	4	6	0	10	(1)	(3)	0	(4)	6	0	6
GLM	2	19	0	21	(2)	(7)	0	(9)	12	0	12
HUS	35	0	0	35	0	0	0	0	35	0	35
JPM	25	0	0	25	(13)	(6)	0	(19)	6	0	6

Total Over the Counter	$101	$25	$0	$126	$(39)	$(16)	$0	$(55)

(1)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	85

Schedule of Investments PIMCO Low Duration Active Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	28	28

	$0	$0	$0	$0	$41	$41

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$101	$0	$101
Purchased Options	0	0	0	0	25	25

	$0	$0	$0	$101	$25	$126

	$0	$0	$0	$101	$66	$167

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$9	$9
Swap Agreements	0	8	0	0	0	8

	$0	$8	$0	$0	$9	$17

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$39	$0	$39
Written Options	0	0	0	0	16	16

	$0	$0	$0	$39	$16	$55

	$0	$8	$0	$39	$25	$72

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$1	$1
Futures	0	0	0	0	52	52
Swap Agreements	0	(76)	0	0	(161)	(237)

	$0	$(76)	$0	$0	$(108)	$(184)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$424	$0	$424
Purchased Options	0	0	0	0	137	137
Written Options	0	11	0	5	(207)	(191)

	$0	$11	$0	$429	$(70)	$370

	$0	$(65)	$0	$429	$(178)	$186

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$156	$156
Swap Agreements	0	(131)	0	0	66	(65)

	$0	$(131)	$0	$0	$222	$91

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(29)	$0	$(29)
Purchased Options	0	0	0	0	6	6
Written Options	0	(9)	0	0	8	(1)

	$0	$(9)	$0	$(29)	$14	$(24)

	$0	$(140)	$0	$(29)	$236	$67

86	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Bank Loan Obligations	$0	$825	$0	$825
Corporate Bonds & Notes
Banking & Finance	0	24,102	0	24,102
Industrials	0	21,471	0	21,471
Utilities	0	5,222	0	5,222
Municipal Bonds & Notes
California	0	509	0	509
Kansas	0	505	0	505
U.S. Treasury Obligations	0	23,897	0	23,897
Non-Agency Mortgage-Backed Securities	0	4,359	0	4,359
Asset-Backed Securities	0	8,899	624	9,523
Sovereign Issues	0	291	0	291
Short-Term Instruments
Commercial Paper	0	592	0	592
Short-Term Notes	0	302	0	302

Total Investments	$0	$90,974	$624	$91,598

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$13	$28	$0	$41
Over the counter	0	126	0	126

	$13	$154	$0	$167

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(9)	(8)	0	(17)
Over the counter	0	(55)	0	(55)

	$(9)	$(63)	$0	$(72)

Total Financial Derivative Instruments	$4	$91	$0	$95

Totals	$4	$91,065	$624	$91,693

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	87

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 101.0%

MUNICIPAL BONDS & NOTES 96.6%

ARIZONA 3.6%
Arizona Health Facilities Authority Revenue Notes, Series 2015
5.000% due 01/01/2021	$250	$279
Arizona Sports & Tourism Authority Revenue Notes, Series 2012
4.000% due 07/01/2017	1,000	1,013
Pima County, Arizona Sewer System Revenue Notes, Series 2016
5.000% due 07/01/2022	500	577
Salt River Project Agricultural Improvement & Power District, Arizona Revenue Notes, Series 2016
5.000% due 01/01/2022	500	572

		2,441

CALIFORNIA 3.0%
Bay Area Toll Authority, California Revenue Bonds, Series 2007
1.420% due 04/01/2047	1,000	1,003
California Infrastructure & Economic Development Bank Revenue Bonds, Series 2013
1.040% due 10/01/2047	750	747
Foothill-Eastern Transportation Corridor Agency, California Revenue Bonds, Series 2014
5.000% due 01/15/2053	250	254

		2,004

COLORADO 4.0%
Denver, Colorado Airport System City & County Revenue Bonds, Series 2016
1.336% due 11/15/2031	1,000	1,001
Denver, Colorado Airport System City & County Revenue Notes, Series 2016
5.000% due 11/15/2023	500	583
Regional Transportation District, Colorado Certificates of Participation Notes, Series 2015
5.000% due 06/01/2020	1,000	1,102

		2,686

CONNECTICUT 3.9%
Connecticut Special Tax State Revenue Notes, Series 2016
5.000% due 09/01/2022	1,000	1,145
Connecticut State Health & Educational Facility Authority Revenue Bonds, Series 2015
1.369% due 07/01/2049	1,500	1,487

		2,632

FLORIDA 11.8%
Citizens Property Insurance Corp., Florida Revenue Notes, Series 2012
5.000% due 06/01/2022	1,000	1,133
Escambia County, Florida Revenue Bonds, Series 2003
1.150% due 06/01/2023	1,000	994
Florida State General Obligation Notes, Series 2009
5.000% due 06/01/2019	625	677
Florida State Lottery Revenue Notes, Series 2014
5.000% due 07/01/2020	1,000	1,109
Lakeland, Florida Department of Electric Utilities Revenue Notes, Series 2012
1.470% due 10/01/2017	3,000	3,001
Miami-Dade County, Florida Industrial Development Authority Revenue Bonds, Series 2006
1.500% due 10/01/2018	500	501
Miami-Dade County, Florida Water & Sewer System Revenue Notes, Series 2008
5.250% due 10/01/2018	500	534

		7,949

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GEORGIA 2.2%
Atlanta Department of Aviation, Georgia Revenue Notes, Series 2010
5.000% due 01/01/2018	$500	$519
Burke County, Georgia Development Authority Revenue Bonds, Series 1994
2.200% due 10/01/2032	1,000	1,004

		1,523

ILLINOIS 8.8%
Chicago, Illinois General Obligation Bonds, Series 2003
5.000% due 01/01/2017	700	700
Chicago, Illinois General Obligation Bonds, Series 2012
5.000% due 01/01/2023	1,000	1,002
Chicago, Illinois Waterworks Revenue Bonds, Series 2004
5.000% due 11/01/2021	225	249
Illinois Finance Authority Revenue Bonds, Series 2008
1.300% due 07/01/2042	370	370
Illinois Finance Authority Revenue Notes, Series 2015
5.000% due 11/15/2020	540	599
Illinois State General Obligation Notes, Series 2016
5.000% due 02/01/2022	1,000	1,035
5.000% due 06/01/2022	750	776
Railsplitter Tobacco Settlement Authority, Illinois Revenue Notes, Series 2010
5.250% due 06/01/2020	1,115	1,214

		5,945

LOUISIANA 0.1%
Louisiana Public Facilities Authority Revenue Notes, Series 2015
3.000% due 05/15/2017	100	101

MICHIGAN 3.1%
Michigan Finance Authority Revenue Notes, Series 2015
5.000% due 07/01/2019	500	537
Michigan Finance Authority Revenue Notes, Series 2016
5.000% due 04/01/2021	500	552
Michigan State Hospital Finance Authority Revenue Bonds, Series 2010
1.500% due 11/15/2047	1,000	1,001

		2,090

MINNESOTA 1.6%
Minneapolis-St Paul Metropolitan Airports Commission, Minnesota Revenue Notes, Series 2016
4.000% due 01/01/2021	250	269
Northern Municipal Power Agency, Minnesota Revenue Notes, Series 2010
5.000% due 01/01/2019	750	803

		1,072

NEBRASKA 2.9%
Nebraska Public Power District Revenue Notes, Series 2012
5.000% due 01/01/2019	1,330	1,422
Nebraska Public Power District Revenue Notes, Series 2014
5.000% due 07/01/2020	500	553

		1,975

NEVADA 4.5%
Clark County, Nevada Revenue Bonds, Series 2010
1.875% due 06/01/2031	1,000	991
Clark Department of Aviation, Nevada Revenue Notes, Series 2014
5.000% due 07/01/2018	1,000	1,054

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Humboldt County, Nevada Revenue Bonds, Series 2016
1.250% due 10/01/2029	$1,000	$981

		3,026

NEW JERSEY 1.6%
New Jersey Economic Development Authority Revenue Notes, Series 2016
5.000% due 06/15/2020	500	530
New Jersey Turnpike Authority Revenue Notes, Series 2012
5.000% due 01/01/2019	500	534

		1,064

NEW MEXICO 3.6%
Farmington, New Mexico Revenue Bonds, Series 2016
1.875% due 04/01/2033	750	723
New Mexico Hospital Equipment Loan Council Revenue Notes, Series 2015
5.000% due 08/01/2019	600	650
New Mexico Municipal Energy Acquisition Authority Revenue Bonds, Series 2014
5.000% due 11/01/2039	1,000	1,079

		2,452

NEW YORK 9.0%
Brooklyn Arena Local Development Corp., New York Revenue Notes, Series 2016
5.000% due 07/15/2020	500	545
Nassau County, New York General Obligation Notes, Series 2010
5.000% due 10/01/2020	500	553
New York City, New York General Obligation Bonds, Series 2008
5.000% due 08/01/2020	750	833
New York State Dormitory Authority Revenue Notes, Series 2009
5.000% due 07/01/2018	1,000	1,056
New York State Dormitory Authority Revenue Notes, Series 2012
4.000% due 05/15/2017	450	455
New York State Dormitory Authority Revenue Notes, Series 2015
4.000% due 05/01/2020	700	748
New York State Dormitory Authority Revenue Notes, Series 2016
5.000% due 07/01/2020	280	310
New York State Thruway Authority Revenue Notes, Series 2013
5.000% due 05/01/2019	1,000	1,078
Triborough Bridge & Tunnel Authority, New York Revenue Bonds, Series 2016
1.113% due 01/01/2032	500	492

		6,070

NORTH CAROLINA 3.0%
North Carolina State Revenue Notes, Series 2013
5.000% due 05/01/2018	1,000	1,051
University of North Carolina at Chapel Hill Revenue Bonds, Series 2012
1.163% due 12/01/2041	1,000	1,001

		2,052

OHIO 4.2%
Cincinnati, Ohio Water System Revenue Notes, Series 2009
5.000% due 12/01/2017	1,000	1,035
Ohio Higher Educational Facility Commission Revenue Bonds, (NPFGC Insured), Series 2006
5.250% due 12/01/2019	750	826

88	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Ohio Higher Educational Facility Commission Revenue Bonds, Series 2008
0.740% due 01/01/2043	$1,000	$1,000

		2,861

OKLAHOMA 0.6%
Grand River Dam Authority, Oklahoma Revenue Notes, (BHAC Insured), Series 2008
5.000% due 06/01/2017	420	427

OREGON 0.4%
Oregon Health & Science University Revenue Notes, Series 2012
5.000% due 07/01/2020	225	248

PENNSYLVANIA 9.0%
Commonwealth of Pennsylvania General Obligation Notes, Series 2016
5.000% due 01/15/2021	1,000	1,113
Lehigh County, Pennsylvania Industrial Development Authority Revenue Bonds, Series 2016
0.900% due 09/01/2029	1,000	996
Montgomery County Industrial Development Authority, Pennsylvania Revenue Bonds, Series 2002
2.550% due 12/01/2029	1,000	992
Pennsylvania Turnpike Commission Revenue Notes, Series 2016
1.132% due 12/01/2018	2,500	2,476
Philadelphia Gas Works, Co., Pennsylvania Revenue Notes, Series 2015
5.000% due 08/01/2020	500	544

		6,121

TEXAS 8.5%
Austin, Texas Water & Wastewater System Revenue Notes, Series 2009
5.000% due 11/15/2017	250	258

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Central Texas Regional Mobility Authority Revenue Notes, Series 2016
5.000% due 01/01/2022	$500	$554
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2009
5.000% due 11/01/2017	1,000	1,033
Dallas/Fort Worth International Airport, Texas Revenue Notes, Series 2013
5.000% due 11/01/2018	500	534
Houston Independent School District, Texas General Obligation Bonds, (PSF Insured), Series 2012
1.700% due 06/01/2030	1,000	1,004
Lower Colorado River Authority, Texas Revenue Notes, Series 2013
5.000% due 05/15/2017	1,095	1,111
San Antonio Water System, Texas Revenue Bonds, Series 2013
2.000% due 05/01/2043	500	498
San Antonio, Texas Electric & Gas Systems Revenue Bonds, Series 2012
2.000% due 12/01/2027	750	755

		5,747

UTAH 0.8%
Intermountain Power Agency, Utah Revenue Notes, Series 2014
5.000% due 07/01/2018	500	527

VIRGINIA 1.5%
Louisa Industrial Development Authority, Virginia Revenue Bonds, Series 2008
2.150% due 11/01/2035	1,000	1,000

WASHINGTON 3.2%
Central Puget Sound Regional Transit Authority, Washington Revenue Bonds, Series 2015
1.420% due 11/01/2045	1,000	1,000

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Central Puget Sound Regional Transit Authority, Washington Revenue Notes, Series 2016
5.000% due 11/01/2021	$1,000	$1,143

		2,143

WISCONSIN 1.7%
Wisconsin Health & Educational Facilities Authority Revenue Bonds, Series 2012
5.000% due 08/15/2032	1,000	1,156

Total Municipal Bonds & Notes (Cost $65,687)		65,312

SHORT-TERM INSTRUMENTS 4.4%

REPURCHASE AGREEMENTS (c) 0.2%
		158

U.S. TREASURY BILLS 4.2%
0.477% due 01/19/2017 - 03/16/2017 (a)(b)	2,800	2,798

Total Short-Term Instruments (Cost $2,956)		2,956

Total Investments in Securities (Cost $68,643)		68,268

Total Investments 101.0% (Cost $68,643)		$68,268

Other Assets and Liabilities, net (1.0)%		(671)

Net Assets 100.0%		$67,597

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)	Coupon represents a weighted average yield to maturity.
(b)	Zero coupon security.

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(c)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$158	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$(164)	$158	$158

Total Repurchase Agreements						$(164)	$158	$158

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	89

Schedule of Investments PIMCO Short Term Municipal Bond Active Exchange-Traded Fund (Cont.)

December 31, 2016 (Unaudited)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(3)
Global/Master Repurchase Agreement
SSB	$158	$0	$0	$0	$158	$(164)	$(6)

Total Borrowings and Other Financing Transactions	$158	$0	$0	$0

(3)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Municipal Bonds & Notes
Arizona	$0	$2,441	$0	$2,441
California	0	2,004	0	2,004
Colorado	0	2,686	0	2,686
Connecticut	0	2,632	0	2,632
Florida	0	7,949	0	7,949
Georgia	0	1,523	0	1,523
Illinois	0	5,945	0	5,945
Louisiana	0	101	0	101
Michigan	0	2,090	0	2,090
Minnesota	0	1,072	0	1,072
Nebraska	0	1,975	0	1,975
Nevada	0	3,026	0	3,026
New Jersey	0	1,064	0	1,064
New Mexico	0	2,452	0	2,452
New York	0	6,070	0	6,070

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
North Carolina	$0	$2,052	$0	$2,052
Ohio	0	2,861	0	2,861
Oklahoma	0	427	0	427
Oregon	0	248	0	248
Pennsylvania	0	6,121	0	6,121
Texas	0	5,747	0	5,747
Utah	0	527	0	527
Virginia	0	1,000	0	1,000
Washington	0	2,143	0	2,143
Wisconsin	0	1,156	0	1,156
Short-Term Instruments
Repurchase Agreements	0	158	0	158
U.S. Treasury Bills	0	2,798	0	2,798

Total Investments	$0	$68,268	$0	$68,268

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

90	PIMCO ETF TRUST	See Accompanying Notes

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund

December 31, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 155.4%

CORPORATE BONDS & NOTES 35.8%

BANKING & FINANCE 27.1%
Ally Financial, Inc.
2.750% due 01/30/2017		$2,100	$2,101
3.500% due 01/27/2019		10,000	10,075
American Tower Corp.
3.375% due 10/15/2026		3,300	3,126
Banca Monte dei Paschi di Siena SpA
5.000% due 02/09/2056	EUR	400	440
Banco Espirito Santo S.A.
2.625% due 05/08/2017 ^		1,100	330
4.750% due 01/15/2018 ^		2,500	750
Bank of America Corp.
2.600% due 01/15/2019		$12,800	12,911
3.300% due 01/11/2023		4,200	4,216
3.875% due 03/22/2017		3,600	3,621
5.700% due 01/24/2022		5,600	6,291
5.750% due 12/01/2017		5,400	5,595
6.400% due 08/28/2017		4,600	4,742
6.875% due 04/25/2018		12,400	13,182
Bank of Tokyo-Mitsubishi UFJ Ltd.
1.450% due 09/08/2017		13,800	13,783
Barclays Bank PLC
7.625% due 11/21/2022		16,900	18,579
7.750% due 04/10/2023		5,400	5,698
14.000% due 06/15/2019 (f)	GBP	4,500	6,824
BPCE S.A.
4.625% due 07/11/2024		$1,100	1,087
5.150% due 07/21/2024		10,000	10,170
BRFkredit A/S
4.000% due 01/01/2018	DKK	64,400	9,513
CIT Group, Inc.
4.250% due 08/15/2017		$6,000	6,083
5.000% due 05/15/2018		13,300	13,500
Citicorp Lease Pass-Through Trust
8.040% due 12/15/2019		3,871	4,449
Citigroup, Inc.
1.878% due 06/07/2019		3,500	3,528
2.050% due 06/07/2019		1,600	1,594
2.361% due 09/01/2023		4,800	4,899
Cooperatieve Rabobank UA
6.875% due 03/19/2020	EUR	4,200	5,217
Credit Agricole S.A.
8.125% due 09/19/2033		$11,200	12,086
Credit Suisse AG
6.500% due 08/08/2023		15,400	16,421
Credit Suisse Group Funding Guernsey Ltd.
3.750% due 03/26/2025		5,700	5,616
3.800% due 09/15/2022		4,200	4,238
Deutsche Bank AG
3.375% due 05/12/2021		13,100	12,969
4.250% due 10/14/2021		3,000	3,012
Eksportfinans ASA
5.500% due 06/26/2017		1,000	1,015
Ford Motor Credit Co. LLC
1.500% due 01/17/2017		3,500	3,500
3.200% due 01/15/2021		700	701
6.625% due 08/15/2017		15,600	16,077
General Motors Financial Co., Inc.
3.200% due 07/13/2020		7,400	7,423
3.200% due 07/06/2021		4,100	4,066
6.750% due 06/01/2018		1,400	1,486
Goldman Sachs Group, Inc.
2.042% due 04/23/2020		6,500	6,565
6.150% due 04/01/2018		11,000	11,573
Hospitality Properties Trust
4.250% due 02/15/2021		2,200	2,276
ING Bank NV
1.686% due 08/17/2018		12,500	12,560
International Lease Finance Corp.
8.750% due 03/15/2017		8,700	8,824

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intesa Sanpaolo SpA
2.375% due 01/13/2017		$10,000	$10,001
3.875% due 01/16/2018		7,500	7,601
JPMorgan Chase & Co.
0.816% due 05/30/2017	GBP	6,200	7,639
2.295% due 08/15/2021		$5,600	5,495
2.400% due 06/07/2021		7,200	7,132
2.411% due 03/01/2021		4,800	4,951
2.550% due 10/29/2020		5,000	4,995
3.125% due 01/23/2025		6,800	6,646
6.300% due 04/23/2019		6,300	6,884
KBC Bank NV
8.000% due 01/25/2023		13,600	14,382
Lloyds Bank PLC
12.000% due 12/16/2024 (f)		18,600	24,878
Mid-America Apartments LP
4.000% due 11/15/2025		7,500	7,605
Mizuho Bank Ltd.
1.447% due 09/25/2017		10,800	10,796
MMcapS Funding Ltd.
1.287% due 12/26/2039		932	699
Morgan Stanley
2.281% due 04/21/2021		1,800	1,839
2.450% due 02/01/2019		5,400	5,438
National Australia Bank Ltd.
2.250% due 03/16/2021		6,500	6,437
Navient Corp.
8.450% due 06/15/2018		2,800	3,024
Nordea Kredit Realkreditaktieselskab
1.000% due 10/01/2017	DKK	46,900	6,719
Nykredit Realkredit A/S
1.000% due 10/01/2017		50,100	7,175
2.000% due 04/01/2017		171,400	24,405
Pacific Life Insurance Co.
9.250% due 06/15/2039		$5,000	7,396
Piper Jaffray Cos.
5.060% due 10/09/2018		2,000	2,038
Preferred Term Securities Ltd.
1.263% due 03/22/2037		3,362	2,639
Royal Bank of Canada
2.300% due 03/22/2021		6,500	6,459
Royal Bank of Scotland PLC
6.934% due 04/09/2018	EUR	4,200	4,751
Santander Holdings USA, Inc.
2.380% due 11/24/2017		$3,700	3,732
2.700% due 05/24/2019		5,000	4,997
SLM Student Loan Trust
0.927% due 03/15/2038	GBP	26,146	29,179
0.927% due 12/15/2039		9,710	10,351
Springleaf Finance Corp.
8.250% due 12/15/2020		$5,500	5,995
Sumitomo Mitsui Financial Group, Inc.
2.631% due 03/09/2021		6,500	6,691
Synchrony Financial
2.287% due 11/09/2017		4,000	4,027
UBS AG
7.625% due 08/17/2022		13,950	15,851
UBS Group Funding Jersey Ltd.
3.000% due 04/15/2021		2,400	2,402
Wells Fargo & Co.
2.117% due 10/31/2023		5,000	5,066
2.500% due 03/04/2021		2,000	1,985
2.550% due 12/07/2020		5,060	5,065

			596,077

INDUSTRIALS 6.5%
AbbVie, Inc.
2.900% due 11/06/2022		3,000	2,964
Apple, Inc.
2.850% due 05/06/2021		2,600	2,660
Canadian Natural Resources Ltd.
5.700% due 05/15/2017		5,200	5,278

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Corp. Nacional del Cobre de Chile
4.500% due 09/16/2025		$3,500	$3,557
CVS Health Corp.
2.250% due 12/05/2018		1,600	1,614
Diamond Finance Corp.
3.480% due 06/01/2019		6,300	6,433
5.450% due 06/15/2023		4,000	4,244
Energy Transfer Partners LP
5.200% due 02/01/2022		2,875	3,079
Enterprise Products Operating LLC
6.300% due 09/15/2017		11,715	12,084
Experian Finance PLC
2.375% due 06/15/2017		5,679	5,701
Hampton Roads PPV LLC
6.621% due 06/15/2053		36,041	32,334
Hellenic Railways Organization S.A.
4.028% due 03/17/2017	EUR	7,800	8,149
Kinder Morgan Energy Partners LP
4.150% due 02/01/2024		$2,779	2,829
4.300% due 05/01/2024		1,500	1,535
6.850% due 02/15/2020		1,100	1,226
Kinder Morgan, Inc.
1.500% due 03/16/2022	EUR	1,500	1,603
Meccanica Holdings USA, Inc.
6.250% due 07/15/2019		$6,900	7,417
Mondelez International, Inc.
1.406% due 02/01/2019		1,825	1,825
Regency Energy Partners LP
4.500% due 11/01/2023		5,000	5,076
5.000% due 10/01/2022		2,500	2,650
Sabine Pass Liquefaction LLC
5.625% due 03/01/2025		2,000	2,148
5.875% due 06/30/2026		3,800	4,109
SFR Group S.A.
7.375% due 05/01/2026		6,500	6,663
Shire Acquisitions Investments Ireland DAC
1.900% due 09/23/2019		5,000	4,938
Western Gas Partners LP
3.950% due 06/01/2025		7,547	7,445
Williams Partners LP
4.125% due 11/15/2020		2,000	2,080
Zimmer Biomet Holdings, Inc.
2.700% due 04/01/2020		3,335	3,336

			142,977

UTILITIES 2.2%
AT&T, Inc.
1.623% due 03/11/2019		4,622	4,612
2.375% due 11/27/2018		9,302	9,386
3.600% due 02/17/2023		4,000	4,035
Duke Energy Corp.
3.050% due 08/15/2022		5,720	5,750
Kinder Morgan Finance Co. LLC
6.000% due 01/15/2018		1,680	1,750
Petrobras Global Finance BV
3.873% due 03/17/2020		2,600	2,548
4.875% due 03/17/2020		200	198
Plains All American Pipeline LP
6.500% due 05/01/2018		2,130	2,251
PSEG Power LLC
3.000% due 06/15/2021		4,100	4,113
Verizon Communications, Inc.
2.709% due 09/14/2018		9,000	9,203
3.650% due 09/14/2018		3,425	3,539

			47,385

Total Corporate Bonds & Notes (Cost $804,404)			786,439

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	91

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MUNICIPAL BONDS & NOTES 2.3%

CALIFORNIA 0.7%
California State General Obligation Bonds, (BABs), Series 2009
7.550% due 04/01/2039	$4,500	$6,663
California State General Obligation Bonds, (BABs), Series 2010
7.600% due 11/01/2040	2,400	3,617
7.950% due 03/01/2036	3,600	4,207
Irvine Ranch Water District, California Special Assessment Bonds, (BABs), Series 2010
6.622% due 05/01/2040	900	1,158

		15,645

FLORIDA 0.5%
Palm Beach County, Florida Revenue Bonds, Series 2013
5.250% due 11/01/2043	7,520	7,998
State Board of Administration Finance Corp., Florida Revenue Notes, Series 2013
2.995% due 07/01/2020	2,265	2,332

		10,330

ILLINOIS 0.7%
Chicago, Illinois General Obligation Bonds, Series 2015
7.750% due 01/01/2042	9,400	9,545
Illinois State General Obligation Bonds, (BABs), Series 2010
7.350% due 07/01/2035	6,800	7,366

		16,911

SOUTH DAKOTA 0.4%
Educational Enhancement Funding Corp., South Dakota Revenue Notes, Series 2013
3.539% due 06/01/2022	8,000	8,122

Total Municipal Bonds & Notes (Cost $49,847)		51,008

U.S. GOVERNMENT AGENCIES 51.0%
Fannie Mae
0.000% due 07/25/2031 - 02/25/2040 (b)(d)	601	540
0.613% due 08/25/2022 (a)	19,432	499
2.500% due 03/25/2033	2	2
2.813% due 09/01/2034	52	55
3.000% due 03/25/2033 - 04/25/2043	9	8
3.060% due 04/01/2036	33	34
3.500% due 06/25/2042 - 05/25/2043	615	630
4.000% due 07/01/2042 - 02/01/2046	742	774
4.500% due 11/25/2035 - 03/25/2041	192	206
5.000% due 02/01/2033 - 04/01/2038	590	631
5.244% due 09/25/2042 (a)	91,670	18,904
5.500% due 09/01/2026 - 08/01/2038	405	434
5.664% due 04/25/2040 (a)	188	24
5.941% due 05/25/2042	231	228
6.000% due 05/25/2031 - 07/25/2037	106	119
6.444% due 05/25/2036 (a)	3,002	523
18.603% due 01/25/2036	815	1,050
23.592% due 07/25/2023	19	28
Fannie Mae, TBA
3.000% due 01/01/2047 - 02/01/2047	207,000	205,270
3.500% due 01/01/2032 - 02/01/2047	291,000	297,879
4.000% due 01/01/2047 - 02/01/2047	278,450	292,266

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
4.500% due 01/01/2047 - 02/01/2047	$100,000	$107,508
Freddie Mac
0.000% due 01/15/2033 - 07/15/2039 (b)(d)	1,616	1,464
0.968% due 11/15/2042	11,749	11,717
1.274% due 09/25/2025	10,362	10,400
2.109% due 06/15/2040 (a)	44,506	2,857
2.740% due 11/01/2023	1	1
2.867% due 07/01/2036	51	54
2.931% due 12/01/2031	184	195
2.959% due 10/01/2036	8	8
3.000% due 01/15/2043 - 02/15/2043	9	9
3.500% due 12/15/2028 (a)	5,701	507
3.500% due 02/15/2043 - 04/15/2043	5	5
4.326% due 05/15/2041	4,471	4,349
4.500% due 10/01/2037	242	258
5.000% due 03/01/2033 - 07/15/2041	350	376
5.000% due 08/15/2039 (a)	410	41
5.250% due 04/15/2033	59	65
5.500% due 08/15/2033 - 09/01/2037	278	301
5.981% due 06/15/2042	2,140	1,966
6.000% due 02/01/2033 - 08/01/2037	359	397
8.492% due 01/15/2041	5,846	7,025
17.436% due 10/15/2023	250	331
17.727% due 05/15/2033	107	150
Freddie Mac, TBA
3.500% due 02/01/2047	27,000	27,590
4.000% due 02/01/2047	16,000	16,774
Ginnie Mae
1.000% due 09/20/2065	11,179	11,109
1.050% due 10/20/2065	11,126	11,064
1.100% due 06/20/2065	17,057	16,799
1.110% due 06/20/2065	5,111	5,033
1.300% due 02/20/2066	13,185	13,250
1.330% due 05/20/2066	6,464	6,438
1.450% due 07/20/2065	12,497	12,524
1.680% due 03/20/2066	4,602	4,668
3.500% due 12/20/2040	90	89
4.750% due 01/20/2035	35	38
5.500% due 04/16/2034 - 07/20/2037	83	93
Ginnie Mae, TBA
3.500% due 02/01/2047	4,000	4,149
4.000% due 01/01/2047 - 02/01/2047	20,000	21,223

Total U.S. Government Agencies (Cost $1,120,210)		1,120,929

U.S. TREASURY OBLIGATIONS 33.8%
U.S. Treasury Bonds
2.250% due 08/15/2046 (h)	8,800	7,381
2.500% due 02/15/2045 (h)	73,900	65,689
2.500% due 02/15/2046 (l)	2,700	2,394
2.750% due 08/15/2042	5,800	5,469
2.750% due 11/15/2042 (h)	46,700	44,027
2.875% due 05/15/2043	10,100	9,737
2.875% due 08/15/2045 (h)	40,700	39,084
3.000% due 05/15/2042 (h)	42,700	42,268
3.000% due 11/15/2044 (h)	49,100	48,407
3.000% due 05/15/2045	28,500	28,057
3.125% due 02/15/2043 (l)	2,700	2,731
3.125% due 08/15/2044	27,000	27,273
3.375% due 05/15/2044 (h)	32,600	34,504
3.625% due 08/15/2043	4,300	4,760
3.625% due 02/15/2044	1,800	1,991
3.750% due 11/15/2043	17,500	19,804
4.375% due 05/15/2040	4,400	5,428
U.S. Treasury Inflation Protected Securities (e)
0.125% due 04/15/2018 (j)	2,175	2,195
0.125% due 07/15/2024	33,288	32,726
0.375% due 07/15/2023 (j)	11,425	11,536
0.375% due 07/15/2025	11,926	11,866

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
0.625% due 07/15/2021 (j)		$39,896	$41,193
0.750% due 02/15/2042		1,819	1,724
0.750% due 02/15/2045		6,056	5,707
1.000% due 02/15/2046		12,752	12,814
1.375% due 02/15/2044		2,385	2,607
1.750% due 01/15/2028 (h)		73,843	82,513
2.375% due 01/15/2025		46,421	53,330
2.375% due 01/15/2027		62,687	73,489
2.500% due 01/15/2029		10,808	13,049
U.S. Treasury Notes
1.750% due 09/30/2022 (j)(l)		8,100	7,939

Total U.S. Treasury Obligations (Cost $759,898)			741,692

NON-AGENCY MORTGAGE-BACKED SECURITIES 6.2%
American Home Mortgage Investment Trust
2.778% due 09/25/2045		36	36
BAMLL Commercial Mortgage Securities Trust
1.504% due 06/15/2028		3,000	3,000
Banc of America Alternative Loan Trust
6.000% due 03/25/2034		22	23
Banc of America Mortgage Trust
3.231% due 10/25/2034		683	672
Banc of America Re-REMIC Trust
5.679% due 06/24/2050		849	850
Barclays Commercial Mortgage Securities Trust
3.323% due 09/10/2028		6,500	6,597
BCAP LLC Trust
4.000% due 04/26/2037		1,641	1,644
BCAP Ltd.
5.596% due 01/27/2037		1,266	1,266
Bear Stearns ALT-A Trust
1.396% due 04/25/2034		62	60
Berica ABS SRL
0.000% due 12/31/2055	EUR	1,412	1,482
Business Mortgage Finance PLC
2.398% due 02/15/2041	GBP	3,031	3,623
Countrywide Home Loan Mortgage Pass-Through Trust
1.296% due 03/25/2035		$228	210
Countrywide Home Loan Reperforming REMIC Trust
1.096% due 01/25/2036		4,913	4,334
Credit Suisse First Boston Mortgage Securities Corp.
1.406% due 11/25/2031		48	40
3.222% due 11/25/2034		74	76
Credit Suisse Mortgage Capital Certificates
3.086% due 10/27/2036		19	19
3.500% due 03/25/2054		6,334	6,308
5.509% due 04/15/2047		109	109
6.000% due 05/27/2036		34	35
Great Hall Mortgages PLC
0.000% due 03/18/2039	EUR	393	401
0.501% due 03/18/2039	GBP	4,673	5,506
0.511% due 06/18/2039		28,758	33,965
0.521% due 06/18/2038		5,864	6,974
1.123% due 06/18/2039		$4,351	4,154
GSR Mortgage Loan Trust
3.293% due 09/25/2034		652	627
HomeBanc Mortgage Trust
1.086% due 10/25/2035		3,637	3,534
JPMorgan Chase Commercial Mortgage Securities Re-REMIC Trust
2.154% due 01/15/2033		6,300	6,320
JPMorgan Chase Commercial Mortgage Securities Trust
2.962% due 10/05/2028		7,800	7,845
5.440% due 06/12/2047		772	772
JPMorgan Mortgage Trust
3.130% due 07/25/2035		78	78
JPMorgan Resecuritization Trust
5.448% due 07/27/2037		53	53
LB-UBS Commercial Mortgage Trust
4.568% due 01/15/2031		793	793
Lehman XS Trust
1.567% due 11/25/2035		142	135

92	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Marche Mutui SRL
1.938% due 01/27/2064	EUR	1,909	$2,024
MASTR Adjustable Rate Mortgages Trust
3.049% due 03/25/2035		$4,239	4,183
Merrill Lynch Mortgage Investors Trust
2.823% due 05/25/2029		37	37
Morgan Stanley Capital Trust
3.402% due 07/13/2029		5,030	5,155
RBSGC Mortgage Loan Trust
1.136% due 12/25/2034		2,780	2,405
Residential Accredit Loans, Inc. Trust
5.500% due 11/25/2034		4,809	4,839
Residential Asset Securitization Trust
1.306% due 08/25/2033		59	54
RMAC Securities PLC
0.526% due 06/12/2044	GBP	3,050	3,493
Sequoia Mortgage Trust
1.503% due 02/20/2035		$2,262	2,224
Thornburg Mortgage Securities Trust
2.877% due 10/25/2046		5,777	5,492
Trinity Square PLC
1.551% due 07/15/2051	GBP	3,127	3,861
Wachovia Bank Commercial Mortgage Trust
0.882% due 06/15/2049		$378	375

Total Non-Agency Mortgage-Backed Securities (Cost $148,044)			135,683

ASSET-BACKED SECURITIES 8.1%
ALESCO Preferred Funding Ltd.
1.328% due 12/23/2036		3,759	2,725
1.748% due 09/23/2038		3,778	3,174
Aquilae CLO PLC
0.050% due 01/17/2023	EUR	21	22
ARES CLO Ltd.
2.164% due 10/12/2023		$6,300	6,302
Atlas Senior Loan Fund Ltd.
2.126% due 08/15/2024		6,256	6,256
Bosphorus CLO
1.430% due 10/15/2025	EUR	10,758	11,364
CIFC Funding Ltd.
2.177% due 08/14/2024		$5,778	5,780
Dryden Senior Loan Fund
2.152% due 11/15/2025		5,300	5,294
EFS Volunteer LLC
1.636% due 07/26/2027		335	336
First Franklin Mortgage Loan Asset-Backed Certificates
1.581% due 05/25/2034		4,724	4,441
GoldenTree Loan Opportunities Ltd.
2.238% due 10/29/2026		7,700	7,701

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Harbourmaster CLO BV
0.681% due 05/08/2023	GBP	2,181	$2,694
JMP Credit Advisors CLO Ltd.
2.060% due 04/30/2023		$5,700	5,690
JPMorgan Mortgage Acquisition Corp.
1.146% due 05/25/2035		6,000	5,243
Long Beach Mortgage Loan Trust
1.656% due 06/25/2035		7,263	7,031
Mid-State Capital Corp. Trust
6.005% due 08/15/2037		44	48
Mid-State Trust
6.340% due 10/15/2036		6,472	6,929
Palmer Square CLO Ltd.
2.280% due 10/17/2025		6,500	6,488
Securitized Asset-Backed Receivables LLC Trust
1.046% due 12/25/2035		6,030	5,469
SLM Student Loan Trust
0.234% due 12/15/2027	EUR	9,610	9,795
0.234% due 12/15/2033		35,106	33,860
0.238% due 07/25/2039		8,500	7,762
0.238% due 01/25/2040		6,800	5,834
0.238% due 01/25/2041		10,000	9,296
SpringCastle America Funding LLC
3.050% due 04/25/2029		$6,024	6,062
Telos CLO Ltd.
2.530% due 04/17/2025		6,074	6,084
Vericrest Opportunity Loan Trust
3.375% due 11/25/2054		2,574	2,582
VOLT LLC
3.875% due 04/25/2055		428	431
4.250% due 03/26/2046		3,020	3,049
Westwood CDO Ltd.
1.102% due 04/25/2022		1,138	1,139

Total Asset-Backed Securities (Cost $186,383)			178,881

SOVEREIGN ISSUES 8.6%
Autonomous Community of Catalonia
4.750% due 06/04/2018	EUR	900	992
4.950% due 02/11/2020		12,020	13,557
Brazil Letras do Tesouro Nacional
0.000% due 04/01/2017 (d)	BRL	376,600	112,175
0.000% due 10/01/2017 (d)		152,300	43,013
0.000% due 01/01/2018 (d)		13,300	3,667
Province of Quebec
2.625% due 02/13/2023		$15,000	15,035

Total Sovereign Issues (Cost $189,744)			188,439

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SHORT-TERM INSTRUMENTS 9.6%

CERTIFICATES OF DEPOSIT 1.3%
Barclays Bank PLC
1.751% due 09/08/2017		$8,500	$8,514
Credit Suisse AG
1.753% due 09/12/2017		6,400	6,409
Mizuho Bank Ltd.
1.653% due 12/12/2017		9,300	9,304
Sumitomo Mitsui Banking Corp.
1.663% due 09/15/2017		5,600	5,609

			29,836

COMMERCIAL PAPER 1.3%
Autonation, Inc.
1.320% due 01/04/2017		16,600	16,598
Harris Corp.
1.319% due 01/06/2017		3,500	3,499
Mondelez International, Inc.
1.076% due 01/25/2017		9,200	9,194

			29,291

REPURCHASE AGREEMENTS (g) 0.1%
			2,361

JAPAN TREASURY BILLS 6.0%
(0.319)% due 01/10/2017 - 03/27/2017 (c)(d)	JPY	15,350,000	131,405

U.S. TREASURY BILLS 0.9%
0.470% due 01/12/2017 - 03/16/2017 (c)(d)(j)(l)		$18,964	18,958

Total Short-Term Instruments (Cost $217,527)			211,851

Total Investments in Securities (Cost $3,476,057)			3,414,922

Total Investments 155.4% (Cost $3,476,057)			$3,414,922

Financial Derivative Instruments (i)(k) 0.5% (Cost or Premiums, net $(11,221))			10,029

Other Assets and Liabilities, net (55.9)%			(1,227,893)

Net Assets 100.0%			$2,197,058

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	Coupon represents a weighted average yield to maturity.
(d)	Zero coupon security.
(e)	Principal amount of security is adjusted for inflation.
(f)	Perpetual maturity; date shown, if applicable, represents next contractual call date.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	93

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(g)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
SSB	0.010%	12/30/2016	01/03/2017	$2,361	U.S. Treasury Notes 3.125% due 05/15/2021(2)	$(2,408)	$2,361	$2,361

Total Repurchase Agreements						$(2,408)	$2,361	$2,361

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BOM	0.930%	11/22/2016	01/23/2017	$(74,070)	$(74,150)
BOS	1.070	12/29/2016	01/18/2017	(25,775)	(25,779)
	1.150	12/09/2016	01/03/2017	(36,670)	(36,699)
GRE	0.000	12/30/2016	01/03/2017	(1,588)	(1,588)
	0.930	12/22/2016	03/08/2017	(3,418)	(3,420)
SCX	0.780	11/16/2016	02/13/2017	(54,609)	(54,665)
	0.780	12/23/2016	02/13/2017	(6,957)	(6,958)
	0.790	12/27/2016	02/13/2017	(11,311)	(11,313)

Total Reverse Repurchase Agreements					$(214,572)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions
BCY	1.600%	12/28/2016	01/04/2017	$(7,947)	$(7,949)

Total Sale-Buyback Transactions					$(7,949)

(3)	The average amount of borrowings outstanding during the period ended December 31, 2016 was $(145,826) at a weighted average interest rate of 0.680%.

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of December 31, 2016:

(h)	Securities with an aggregate market value of $222,364 have been pledged as collateral under the terms of the following master agreements as of December 31, 2016.

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Securities Out on Loan	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BOM	$0	$(74,150)	$0		$(74,150)	$74,350	$200
BOS	0	(62,478)	0		(62,478)	62,276	(202)
GRE	0	(5,008)	0		(5,008)	5,026	18
SCX	0	(72,936)	0		(72,936)	72,693	(243)
SSB	2,361	0	0		2,361	(2,408)	(47)

Master Securities Forward Transaction Agreement
BCY	0	0	(7,949)		(7,949)	8,018	69

Total Borrowings and Other Financing Transactions	$2,361	$(214,572)	$(7,949)

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

94	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
U.S. Treasury Obligations	$0	$(138,216)	$(76,356)	$0	$(214,572)

Total	$0	$(138,216)	$(76,356)	$0	$(214,572)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(7,949)	0	0	(7,949)

Total	$0	$(7,949)	$0	$0	$(7,949)

Total Borrowings	$0	$(146,165)	$(76,356)	$0	$(222,521)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(222,521)

(i)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CBOT U.S. Treasury 5-Year Note April Futures	$92.000	03/24/2017	74	$1	$0
Put - CBOT U.S. Treasury 5-Year Note April Futures	93.000	03/24/2017	89	1	0
Put - CBOT U.S. Treasury 5-Year Note April Futures	94.000	03/24/2017	4,552	39	18
Put - CBOT U.S. Treasury 5-Year Note April Futures	96.000	03/24/2017	1,080	9	4
Put - CBOT U.S. Treasury 5-Year Note April Futures	103.000	03/24/2017	311	2	1
Put - CBOT U.S. Treasury 5-Year Note March Futures	110.500	02/24/2017	419	3	11
Put - CBOT U.S. Treasury 10-Year Note April Futures	92.000	03/24/2017	142	1	1
Put - CBOT U.S. Treasury 10-Year Note April Futures	94.000	03/24/2017	800	7	6
Put - CBOT U.S. Treasury 10-Year Note April Futures	102.000	03/24/2017	1,500	13	10
Put - CBOT U.S. Treasury 10-Year Note April Futures	104.000	03/24/2017	797	7	6

				$83	$57

Total Purchased Options				$83	$57

FUTURES CONTRACTS:

Description	Type	Expiration Month	# of Contracts	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
3-Month Euribor December Futures	Short	12/2017	723	$(32)	$0	$(19)
3-Month Euribor March Futures	Short	03/2018	484	(6)	0	(6)
90-Day Eurodollar December Futures	Short	12/2017	490	692	0	(12)
90-Day Eurodollar March Futures	Short	03/2017	2,613	(100)	0	(33)
90-Day Eurodollar September Futures	Short	09/2017	576	634	0	(15)
Australia Government 10-Year Bond March Futures	Long	03/2017	1	0	1	0
Canada Government 10-Year Bond March Futures	Short	03/2017	247	283	0	(22)
Euro-BTP Italy Government Bond March Futures	Short	03/2017	42	(115)	13	(20)
Euro-Bund 10-Year Bond March Futures	Long	03/2017	1,005	2,434	582	(476)
Euro-OAT France Government 10-Year Bond March Futures	Short	03/2017	1,130	(2,024)	535	(559)
Put Options Strike @ EUR 144.000 on Euro-Bund 10-Year Bond March Futures	Long	02/2017	740	(1)	0	0
Put Options Strike @ EUR 144.500 on Euro-Bund 10-Year Bond March Futures	Long	02/2017	60	0	0	0
U.S. Treasury 5-Year Note March Futures	Long	03/2017	6,525	(2,779)	1,070	0
U.S. Treasury 10-Year Note March Futures	Long	03/2017	3,238	(1,097)	1,113	0
U.S. Treasury 30-Year Bond March Futures	Short	03/2017	243	(444)	0	(182)
United Kingdom Long Gilt March Futures	Short	03/2017	243	(622)	12	(249)

Total Futures Contracts				$(3,177)	$3,326	$(1,593)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	95

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)		Market Value	Unrealized Appreciation	Variation Margin
								Asset	Liability
MetLife, Inc.	1.000%	06/20/2021	0.822%	$	3,100	$25	$14	$0	$(2)
MetLife, Inc.	1.000	12/20/2021	0.930		8,100	30	102	0	0
Tesco PLC	1.000	12/20/2020	1.568	EUR	5,400	(124)	46	1	0
Volkswagen International Finance NV	1.000	06/20/2017	0.247		7,500	31	18	1	0
Volkswagen International Finance NV	1.000	12/20/2017	0.289		7,000	55	2	1	0

						$17	$182	$3	$(2)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)	Variation Margin
							Asset	Liability
Pay	3-Month CAD-Bank Bill	1.750%	12/16/2046	CAD 1,900	$185	$210	$0	$(15)
Pay	3-Month USD-LIBOR	2.000	12/16/2019	$ 59,100	(589)	728	0	(33)
Pay	3-Month USD-LIBOR	2.000	06/15/2021	111,000	(518)	3,288	0	(92)
Pay*	3-Month USD-LIBOR	1.450	06/28/2021	85,800	1,487	1,641	0	(65)
Pay	3-Month USD-LIBOR	1.500	12/21/2021	42,300	926	730	0	(62)
Pay	3-Month USD-LIBOR	2.250	12/16/2022	137,600	(1,489)	6,911	0	(199)
Pay	3-Month USD-LIBOR	2.350	08/05/2025	2,800	(36)	43	0	(8)
Pay	3-Month USD-LIBOR	2.500	12/16/2025	29,200	(541)	2,298	0	(79)
Pay	3-Month USD-LIBOR	2.250	06/15/2026	49,400	181	165	0	(189)
Pay	3-Month USD-LIBOR	1.750	12/21/2026	25,300	1,338	1,963	0	(84)
Pay	3-Month USD-LIBOR	2.750	12/16/2045	174,200	(4,686)	2,302	0	(1,483)
Pay	3-Month USD-LIBOR	2.500	06/15/2046	50,100	940	4,058	0	(442)
Pay*	6-Month GBP-LIBOR	0.500	03/15/2022	GBP 28,300	684	186	0	(112)
Pay*	6-Month GBP-LIBOR	0.750	03/15/2027	14,200	848	362	0	(104)
Pay*	6-Month GBP-LIBOR	1.000	03/15/2027	9,300	279	280	0	(69)
Pay*	6-Month GBP-LIBOR	1.500	03/15/2047	8,600	(188)	(584)	0	(145)
Pay	6-Month JPY-LIBOR	0.300	03/18/2026	JPY 5,470,000	(523)	(125)	0	(115)

					$(1,702)	$24,456	$0	$(3,296)

Total Swap Agreements					$(1,685)	$24,638	$3	$(3,298)

*	This instrument has a forward starting effective date. See Note 2(a) in the Notes to Financial Statements for further information.

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of December 31, 2016:

(j)	Securities with an aggregate market value of $52,477 and cash of $4,553 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of December 31, 2016. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$57	$3,326	$3	$3,386	$0	$(1,593)	$(3,298)	$(4,891)

96	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

(k)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
AZD	01/2017	KRW	10,830,952		$9,243	$271	$0
	01/2017		$4,610	AUD	6,400	8	0
	01/2017		1	KRW	1,174	0	0
	01/2017		2,152	MYR	9,619	0	(8)
BOA	01/2017	BRL	8,319		$2,553	0	(3)
	01/2017	JPY	310,000		3,073	419	0
	01/2017	SGD	9,519		6,595	22	0
	01/2017	TWD	265,706		8,270	46	(15)
	01/2017		$2,466	BRL	8,319	90	0
	01/2017		119,419	EUR	114,826	1,471	0
	01/2017		5,474	KRW	6,435,782	0	(143)
	01/2017		38,365	SGD	55,153	0	(284)
	01/2017		4,151	TWD	132,014	0	(55)
	02/2017	EUR	114,826		$119,586	0	(1,465)
	02/2017	TWD	17,130		530	2	0
	02/2017		$2,639	RUB	172,379	138	0
	03/2017	JPY	1,330,000		$11,852	439	0
	03/2017	SGD	43,887		30,358	64	0
	03/2017	TWD	984,601		31,287	894	0
	04/2017	DKK	174,828		26,376	1,496	0
BPS	01/2017	BRL	121,206		37,190	0	(50)
	01/2017	EUR	85,165		90,329	667	0
	01/2017		$35,630	BRL	121,206	1,610	0
	01/2017		3,369	EUR	3,167	0	(35)
	01/2017		8,035	GBP	6,451	0	(85)
	02/2017	GBP	9,040		$11,280	127	0
	02/2017	JPY	280,000		2,582	180	0
	02/2017		$2,783	CHF	2,799	0	(27)
	02/2017		11,311	JPY	1,198,200	0	(1,037)
	02/2017		997	MXN	18,848	0	(92)
	02/2017		1,841	NZD	2,603	0	(35)
	03/2017	TWD	77,367		$2,431	44	0
	10/2017	BRL	132,300		36,339	0	(1,622)
BRC	01/2017		$4,188	KRW	4,924,386	0	(109)
	02/2017	JPY	60,000		$553	39	0
	02/2017	MXN	102,227		4,981	77	0
	02/2017		$2,072	JPY	237,000	0	(40)
	03/2017	JPY	180,000		$1,536	0	(11)
CBK	01/2017	BRL	34,181		10,287	0	(215)
	01/2017	GBP	1,852		2,337	54	0
	01/2017	JPY	220,000		2,180	297	0
	01/2017	KRW	6,196,074		5,414	282	0
	01/2017		$10,488	BRL	34,181	14	0
	01/2017		1,267	EUR	1,208	5	0
	01/2017		10,569	KRW	12,133,972	0	(518)
	02/2017	AUD	44,511		$34,304	2,215	0
	02/2017	JPY	1,860,000		17,035	1,082	0
	02/2017	MXN	120,812		5,841	45	0
	02/2017		$13,109	AUD	17,760	0	(305)
	02/2017		3,973	MXN	82,875	3	0
	03/2017	JPY	8,250,000		$73,196	2,398	(14)
	03/2017	TWD	246,814		7,776	158	0
	03/2017		$5,654	TWD	180,391	0	(86)
DUB	01/2017	BRL	74,884		$22,220	0	(788)
	01/2017	KRW	5,150,244		4,432	166	0
	01/2017	SGD	7,382		5,112	15	0
	01/2017		$22,574	BRL	74,884	434	0
	01/2017		710	KRW	837,835	0	(16)
	01/2017		3,627	SGD	5,137	0	(80)
	02/2017		2,074	MXN	39,783	0	(165)
	04/2017	BRL	74,900		$22,053	0	(398)
	01/2018		200		53	0	(4)
FBF	01/2017	KRW	5,916,046		5,072	172	0
	02/2017	MXN	54,524		2,653	37	0

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	97

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	02/2017	RUB	726,419		$11,208	$0	$(496)
	03/2017	TWD	16,011		507	13	0
GLM	01/2017	BRL	7,486		2,250	0	(50)
	01/2017	EUR	34,548		36,855	483	0
	01/2017	GBP	113,307		141,341	1,691	0
	01/2017	KRW	1,173		1	0	0
	01/2017	SGD	10,399		7,192	12	0
	01/2017		$2,155	BRL	7,486	145	0
	01/2017		9,686	GBP	7,773	0	(106)
	01/2017		5,093	KRW	5,785,775	0	(301)
	02/2017	AUD	6,302		$4,749	206	0
	02/2017	JPY	1,212,000		11,801	1,409	0
	02/2017	MXN	207,127		9,905	0	(32)
	02/2017	NZD	12,090		8,780	392	0
	02/2017	RUB	299,807		4,628	0	(202)
	02/2017		$13,281	AUD	17,990	0	(312)
	02/2017		31,215	MXN	647,283	0	(161)
	02/2017		6,178	NZD	8,818	0	(60)
	02/2017		2,344	RUB	154,437	144	0
	04/2017	BRL	41,500		$12,127	0	(312)
HUS	01/2017	KRW	6,865,835		5,863	176	0
	01/2017	SGD	2,275		1,632	61	0
	01/2017	TWD	132,037		4,151	54	0
	01/2017		$105	INR	7,113	0	(1)
	01/2017		3,232	KRW	3,777,529	0	(103)
	01/2017		4,082	TWD	132,037	15	0
	02/2017	CNH	612		$90	3	0
	02/2017	MXN	513,638		26,810	2,168	0
	10/2017	DKK	97,970		15,003	916	0
JPM	01/2017	BRL	19,254		5,744	0	(172)
	01/2017	CAD	423		315	0	0
	01/2017	DKK	65,065		9,645	432	0
	01/2017	JPY	290,000		2,873	391	0
	01/2017	KRW	22,571,353		19,317	620	0
	01/2017	SGD	8,957		6,270	85	0
	01/2017		$5,867	BRL	19,254	49	0
	01/2017		1,831	EUR	1,720	0	(20)
	01/2017		16,619	GBP	13,299	0	(228)
	01/2017		33,441	KRW	39,128,181	0	(1,031)
	01/2017		1,653	MYR	7,201	0	(48)
	01/2017		2,309	SGD	3,291	0	(37)
	01/2017		333	THB	12,002	2	0
	02/2017	CHF	2,425		$2,411	23	0
	02/2017	GBP	1,624		2,012	9	0
	02/2017	KRW	2,408,553		1,994	0	(1)
	02/2017	MXN	18,468		885	0	(1)
	02/2017		$9,741	AUD	13,103	0	(295)
	02/2017		17,259	JPY	1,949,900	0	(540)
	02/2017		22,490	MXN	471,774	206	(63)
	02/2017		9,907	RUB	656,487	671	0
	03/2017	JPY	1,730,000		$15,445	600	0
	03/2017	KRW	1,822,852		1,530	20	0
	03/2017	SGD	9,947		6,882	16	0
	03/2017	THB	12,002		333	0	(2)
	03/2017	TWD	562,526		17,609	245	0
	04/2017	BRL	126,200		37,052	0	(777)
	10/2017		20,000		5,656	0	(82)
	01/2018		13,100		3,593	0	(104)
MSB	01/2017		200		60	0	(1)
	01/2017		$61	BRL	200	0	0
	03/2017	TWD	203,776		$6,366	78	0
NGF	03/2017		55,806		1,780	57	0
	04/2017	BRL	300		88	0	(2)
RBC	02/2017	AUD	4,513		3,316	63	0
SCX	01/2017	BRL	7,331		2,239	0	(13)
	01/2017	KRW	8,695,491		7,493	290	0
	01/2017	MYR	20,512		4,888	317	0
	01/2017	SGD	6,541		4,515	0	(2)

98	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
	01/2017		$2,249	BRL	7,331	$3	$0
	01/2017		5,688	KRW	6,581,824	0	(236)
	01/2017		843	MYR	3,690	0	(21)
	01/2017		1,996	SGD	2,841	0	(34)
	01/2017		4,189	TWD	133,629	0	(48)
	02/2017		2,220	BRL	7,331	14	0
	02/2017		4,195	MXN	80,341	0	(341)
	03/2017	TWD	344,224		$10,797	174	0
	04/2017	BRL	44,800		12,788	0	(641)
	05/2017		$1,938	IDR	27,093,240	23	0
SOG	01/2017	SGD	21,349		$15,273	532	0
	01/2017		$105,622	GBP	85,672	0	(32)
	01/2017		44,397	KRW	53,149,224	0	(373)
	02/2017	GBP	85,672		$105,694	29	0
	02/2017	MXN	60,214		2,923	34	0
	02/2017		$20,230	MXN	379,822	0	(2,008)
	03/2017	KRW	52,254,668		$43,649	375	0
TOR	01/2017	BRL	83,000		24,178	0	(1,324)
	01/2017		$24,670	BRL	83,000	832	0
	04/2017	BRL	88,900		$26,115	0	(533)
UAG	01/2017	KRW	69,614,039		61,412	3,750	0
	01/2017	THB	12,002		340	5	0
	01/2017		$2,426	GBP	1,964	0	(5)
	01/2017		2,608	KRW	3,085,525	0	(52)
	02/2017	JPY	840,000		$7,751	545	0
	02/2017	KRW	2,053,391		1,698	0	(3)
	02/2017	TWD	14,680		454	1	0
	03/2017		75,875		2,386	45	0
	05/2017		$259	IDR	3,622,115	4	0

Total Forward Foreign Currency Contracts						$33,909	$(18,911)

PURCHASED OPTIONS:

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Cost	Market Value
GLM	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.930%	08/20/2018	$	4,400	$467	$307
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.940	08/20/2018		3,900	382	268
MYC	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	3.020	08/21/2017		8,300	564	248
	Put - OTC 30-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	2.905	08/20/2018		3,800	380	273

								$1,793	$1,096

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
JPM	Put - OTC Fannie Mae, TBA 3.500% due 02/01/2047	$68.000	02/06/2017	$100,000	$4	$0

Total Purchased Options					$1,797	$1,096

WRITTEN OPTIONS:

FOREIGN CURRENCY OPTIONS

Counterparty	Description	Strike Price		Expiration Date	Notional Amount		Premiums (Received)	Market Value
BPS	Call - OTC USD versus BRL	BRL	3.400	01/05/2017	$	5,900	$(67)	$(1)
DUB	Call - OTC USD versus BRL		3.600	02/16/2017		4,100	(53)	(14)
FBF	Call - OTC USD versus BRL		3.350	01/20/2017		9,600	(179)	(69)
	Call - OTC USD versus BRL		6.300	01/11/2018		7,400	(394)	(22)
GLM	Call - OTC USD versus BRL		3.450	01/19/2017		4,900	(61)	(11)
JPM	Call - OTC USD versus BRL		3.700	01/18/2017		4,400	(47)	0

							$(801)	$(117)

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	99

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

INTEREST RATE SWAPTIONS

Counterparty	Description	Floating Rate Index	Pay/Receive Floating Rate	Exercise Rate	Expiration Date	Notional Amount		Premiums (Received)	Market Value
CBK	Call - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Receive	1.975%	02/08/2017	$	71,400	$(443)	$(29)
	Put - OTC 10-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.375	02/08/2017		71,400	(514)	(723)
GLM	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		36,500	(850)	(516)
MYC	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.700	08/21/2017		36,700	(569)	(188)
	Put - OTC 5-Year Interest Rate Swap	3-Month USD-LIBOR	Pay	2.800	08/20/2018		16,600	(370)	(235)

								$(2,746)	$(1,691)

Total Written Options								$(3,547)	$(1,808)

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED DECEMBER 31, 2016:

	Balance at Beginning of Period		Sales		Closing Buys		Expirations		Exercised		Balance at End of Period
# of Contracts		420		4,600		(1,067)		(2,627)		(1,326)		0
Notional Amount in $		$334,400		$712,300		$(46,000)		$(555,500)		$(176,300)		$268,900
Notional Amount in AUD	AUD	52,000	AUD	127,300	AUD	0	AUD	(149,500)	AUD	(29,800)	AUD	0
Notional Amount in EUR	EUR	46,500	EUR	10,000	EUR	(26,400)	EUR	(30,100)	EUR	0	EUR	0
Notional Amount in GBP	GBP	17,200	GBP	44,700	GBP	(14,100)	GBP	(35,000)	GBP	(12,800)	GBP	0
Premiums		$(4,725)		$(6,730)		$894		$5,021		$1,993		$(3,547)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at December 31, 2016(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Citigroup, Inc.	1.000%	12/20/2020	0.612%	$ 5,300	$(11)	$92	$81	$0
CBK	Goldman Sachs Group, Inc.	1.000	09/20/2020	0.699	8,200	(12)	104	92	0
GST	Petrobras Global Finance BV	1.000	09/20/2020	4.072	6,300	(1,348)	692	0	(656)
HUS	Mexico Government International Bond	1.000	12/20/2019	0.972	7,800	46	(37)	9	0
JPM	Mexico Government International Bond	1.000	12/20/2019	0.972	21,400	127	(101)	26	0
	Petrobras Global Finance BV	1.000	09/20/2020	4.072	3,200	(683)	350	0	(333)

						$(1,881)	$1,100	$208	$(989)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums (Received)	Unrealized Appreciation	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.AAA.8 Index	0.500%	10/17/2057	$32,400	$(2,117)	$1,748	$0	$(369)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	6,600	(366)	222	0	(144)
GST	CMBX.NA.AAA.6 Index	0.500	05/11/2063	27,987	(1,189)	1,181	0	(8)
	CMBX.NA.AAA.8 Index	0.500	10/17/2057	1,700	(103)	84	0	(19)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	5,700	(338)	213	0	(125)
JPS	CMBX.NA.AAA.8 Index	0.500	10/17/2057	18,200	(932)	725	0	(207)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	3,000	(295)	127	0	(168)
MEI	CMBX.NA.AAA.8 Index	0.500	10/17/2057	900	(63)	53	0	(10)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	1,100	(101)	39	0	(62)
MYC	CMBX.NA.AAA.3 Index	0.080	12/13/2049	531	(4)	3	0	(1)
	CMBX.NA.AAA.9 Index	0.500	09/17/2058	4,900	(274)	167	0	(107)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	7,100	(611)	212	0	(399)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	7,500	(888)	467	0	(421)
SAL	CMBX.NA.AAA.9 Index	0.500	09/17/2058	7,800	(392)	222	0	(170)

					$(7,673)	$5,463	$0	$(2,210)

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a

100	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.
(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

INTEREST RATE SWAPS

Counterparty	Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation	Swap Agreements, at Value
								Asset	Liability
BOA	Receive	CPURNSA	1.730%	08/26/2025	$ 6,400	$0	$239	$239	$0

Total Swap Agreements						$(9,554)	$6,802	$447	$(3,199)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of December 31, 2016:

(l)	Securities with an aggregate market value of $7,597 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of December 31, 2016.

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
AZD	$279	$0	$0	$279	$(8)	$0	$0	$(8)	$271	$(270)	$1
BOA	5,081	0	320	5,401	(1,965)	0	0	(1,965)	3,436	(3,580)	(144)
BPS	2,628	0	0	2,628	(2,983)	(1)	0	(2,984)	(356)	(110)	(466)
BRC	116	0	0	116	(160)	0	0	(160)	(44)	0	(44)
CBK	6,553	0	92	6,645	(1,138)	(752)	0	(1,890)	4,755	(4,260)	495
DUB	615	0	0	615	(1,451)	(14)	(513)	(1,978)	(1,363)	1,468	105
FBF	222	0	0	222	(496)	(91)	0	(587)	(365)	528	163
GLM	4,482	575	0	5,057	(1,536)	(527)	0	(2,063)	2,994	(3,860)	(866)
GST	0	0	0	0	0	0	(808)	(808)	(808)	937	129
HUS	3,393	0	9	3,402	(104)	0	0	(104)	3,298	(3,371)	(73)
JPM	3,369	0	26	3,395	(3,401)	0	(333)	(3,734)	(339)	314	(25)
JPS	0	0	0	0	0	0	(375)	(375)	(375)	551	176
MEI	0	0	0	0	0	0	(72)	(72)	(72)	0	(72)
MSB	78	0	0	78	(1)	0	0	(1)	77	0	77
MYC	0	521	0	521	0	(423)	(928)	(1,351)	(830)	688	(142)
NGF	57	0	0	57	(2)	0	0	(2)	55	0	55
RBC	63	0	0	63	0	0	0	0	63	0	63
SAL	0	0	0	0	0	0	(170)	(170)	(170)	324	154
SCX	821	0	0	821	(1,336)	0	0	(1,336)	(515)	305	(210)
SOG	970	0	0	970	(2,413)	0	0	(2,413)	(1,443)	1,251	(192)
TOR	832	0	0	832	(1,857)	0	0	(1,857)	(1,025)	1,010	(15)
UAG	4,350	0	0	4,350	(60)	0	0	(60)	4,290	(4,240)	50

Total Over the Counter	$33,909	$1,096	$447	$35,452	$(18,911)	$(1,808)	$(3,199)	$(23,918)

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 7, Principal Risks, in the Notes to Financial Statements for more information regarding master netting arrangements.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	101

Schedule of Investments PIMCO Total Return Active Exchange-Traded Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$57	$57
Futures	0	0	0	0	3,326	3,326
Swap Agreements	0	3	0	0	0	3

	$0	$3	$0	$0	$3,383	$3,386

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$33,909	$0	$33,909
Purchased Options	0	0	0	0	1,096	1,096
Swap Agreements	0	208	0	0	239	447

	$0	$208	$0	$33,909	$1,335	$35,452

	$0	$211	$0	$33,909	$4,718	$38,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$1,593	$1,593
Swap Agreements	0	2	0	0	3,296	3,298

	$0	$2	$0	$0	$4,889	$4,891

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$18,911	$0	$18,911
Written Options	0	0	0	117	1,691	1,808
Swap Agreements	0	3,199	0	0	0	3,199

	$0	$3,199	$0	$19,028	$1,691	$23,918

	$0	$3,201	$0	$19,028	$6,580	$28,809

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended December 31, 2016:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(82)	$(82)
Written Options	0	0	0	0	800	800
Futures	0	0	0	0	(22,862)	(22,862)
Swap Agreements	0	192	0	0	(17,826)	(17,634)

	$0	$192	$0	$0	$(39,970)	$(39,778)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$8,357	$0	$8,357
Purchased Options	0	0	0	0	(1,288)	(1,288)
Written Options	0	36	0	4,002	900	4,938
Swap Agreements	0	3,474	0	90	(834)	2,730

	$0	$3,510	$0	$12,449	$(1,222)	$14,737

	$0	$3,702	$0	$12,449	$(41,192)	$(25,041)

102	PIMCO ETF TRUST	See Accompanying Notes

December 31, 2016 (Unaudited)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$0	$0	$(12)	$(12)
Written Options	0	0	0	0	(21)	(21)
Futures	0	0	0	0	(6,401)	(6,401)
Swap Agreements	0	182	0	0	82,326	82,508

	$0	$182	$0	$0	$75,892	$76,074

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$38,817	$0	$38,817
Purchased Options	0	0	0	0	1,142	1,142
Written Options	0	(28)	0	(28)	(537)	(593)
Swap Agreements	0	3,082	0	(82)	348	3,348

	$0	$3,054	$0	$38,707	$953	$42,714

	$0	$3,236	$0	$38,707	$76,845	$118,788

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of December 31, 2016 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
Investments in Securities, at Value
Corporate Bonds & Notes
Banking & Finance	$0	$596,077	$0	$596,077
Industrials	0	142,977	0	142,977
Utilities	0	47,385	0	47,385
Municipal Bonds & Notes
California	0	15,645	0	15,645
Florida	0	10,330	0	10,330
Illinois	0	16,911	0	16,911
South Dakota	0	8,122	0	8,122
U.S. Government Agencies	0	1,120,929	0	1,120,929
U.S. Treasury Obligations	0	741,692	0	741,692
Non-Agency Mortgage-Backed Securities	0	135,683	0	135,683
Asset-Backed Securities	0	178,881	0	178,881
Sovereign Issues	0	188,439	0	188,439
Short-Term Instruments
Certificates of Deposit	0	29,836	0	29,836
Commercial Paper	0	29,291	0	29,291
Repurchase Agreements	0	2,361	0	2,361
Japan Treasury Bills	0	131,405	0	131,405

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 12/31/2016
U.S. Treasury Bills	$0	$18,958	$0	$18,958

Total Investments	$0	$3,414,922	$0	$3,414,922

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	3,326	60	0	3,386
Over the counter	0	35,452	0	35,452

	$3,326	$35,512	$0	$38,838

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(1,593)	(3,298)	0	(4,891)
Over the counter	0	(23,918)	0	(23,918)

	$(1,593)	$(27,216)	$0	$(28,809)

Total Financial Derivative Instruments	$1,733	$8,296	$0	$10,029

Totals	$1,733	$3,423,218	$0	$3,424,951

There were no significant transfers between Levels 1, 2, or 3 during the period ended December 31, 2016.

See Accompanying Notes	SEMIANNUAL REPORT	DECEMBER 31, 2016	103

Notes to Financial Statements

1. ORGANIZATION

PIMCO ETF Trust (the “Trust”) was established as a Delaware statutory trust on November 14, 2008. The Trust is registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Information presented in these financial statements pertains to the funds (each a “Fund” and collectively the “Funds”) offered by the Trust. Pacific Investment Management Company LLC (“PIMCO” or “Manager”) serves as the investment adviser for the Funds.

Each Fund is an exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities and may be designed to track an index or to be actively managed. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of a Fund may be directly purchased from and redeemed by a Fund at NAV solely by certain large institutional investors. Also unlike shares of a mutual fund, shares of each Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Funds are listed and traded at market prices on NYSE Arca, Inc. (“NYSE Arca”) and other secondary markets. The market price for a Fund’s shares may be different from the Fund’s NAV. The Funds issue and redeem shares at their respective NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only certain large institutional investors who have entered into agreements with the Funds’ distributor may purchase or redeem Creation Units directly with the Funds at NAV (“Authorized Participants”). These transactions are in exchange for certain securities similar to a Fund’s portfolio and/or cash. Except when aggregated in Creation Units, shares of a Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from a Fund at NAV.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Realized gains (losses) from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies are recorded as dividend income. Long-term capital gain distributions received from registered investment companies are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign

104	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions to Shareholders  The following table shows the anticipated frequency of distributions from net investment income, if any, for each Fund.

Distribution Frequency
Fund Name	Declared	Distributed
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	Monthly	Monthly
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	Monthly	Monthly
PIMCO Diversified Income Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Low Duration Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	Monthly	Monthly
PIMCO Total Return Active Exchange-Traded Fund	Monthly	Monthly
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	Quarterly	Quarterly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year. The Trust does not provide an automatic dividend and/or distributions reinvestment service.

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Examples of events that give rise to timing differences include wash sales, straddles and capital loss carryforwards. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. Examples of transactions that may cause character differences include the treatment of paydowns on mortgage-backed securities, swaps, foreign currency transactions, contingent debt instruments, and redeem-in-kind transactions. As a result, income and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) Statements of Cash Flows  U.S. GAAP requires entities providing financial statements that report both financial position and results of operations to also provide a Statement of Cash Flows for each period for which results of operations are provided, but exempts investment companies meeting certain conditions. One of the conditions is that substantially all of the entity’s investments were carried at fair value during the period and classified as Level 1 or Level 2 in the fair value hierarchy in accordance with the requirements of U.S. GAAP. Another condition is that the entity had little or no debt, based on the average debt outstanding during the period, in relation to average total assets. Funds with certain degrees of borrowing activity, typically through the use of reverse repurchase agreements, sale-buyback transactions, have been determined to be at a level requiring a Statement of Cash Flows. Statements of Cash Flows, as applicable, have been prepared using the indirect method which requires net increase (decrease) in net assets resulting from operations to be adjusted to reconcile to net cash flows from operating activities.

(e) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Fund have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

SEMIANNUAL REPORT	DECEMBER 31, 2016	105

Notes to Financial Statements (Cont.)

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The ASU did not have an impact on the Funds’ financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The amendments to Regulation S-X take effect on August 1, 2017. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of the Fund’s shares is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities attributable to that Fund, by the total number of shares outstanding.

On each day that the NYSE Arca is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. A foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by the Manager to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services or other pricing sources. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees of the Trust (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, the Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or

106	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, the Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S. securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when the Trust is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the Trust is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to the Manager the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”),

generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of the Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Trust’s policy is intended to result in a calculation of the Fund’s NAV that fairly reflects security values as of the time of pricing, the Trust cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted

SEMIANNUAL REPORT	DECEMBER 31, 2016	107

Notes to Financial Statements (Cont.)

prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Any assets or liabilities categorized as Level 1 or 2 as of period end that have been transferred between Levels 1 and 2 since the prior period are due to changes in the method utilized in valuing the investments. Transfers from Level 1 to Level 2 are a result of a change, in the normal course of business, from the use of an exchange traded price or a trade price on the initial purchase date (Level 1) to methods used by Pricing Services including valuation adjustments applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the close of the NYSE (Level 2). In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Schedule of Investments for each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy

Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation.

108	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, and options contracts, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services or other pricing sources (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by the Manager that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy.

The validity of the fair value is reviewed by the Manager on a periodic basis and may be amended in accordance with the Trust’s valuation procedures.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Affiliates

Each Fund may invest the cash collateral received for securities out on loan in the PIMCO Government Money Market Fund and PIMCO Money Market Fund under the Securities Lending Agreement. PIMCO Government Money Market Fund and PIMCO Money Market Fund are considered to be affiliated with the Funds. The table below shows the Funds’ transactions in and earnings from investments in these affiliated Funds for the period ended December 31, 2016, (amounts in thousands†):

Investments in PIMCO Government Money Market Fund

Fund Name	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$0	$177,808	$(124,819)	$0	$0	$52,989	$55
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	14,426	(14,426)	0	0	0	4

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

Investments in PIMCO Money Market Fund*

Fund Name	Market Value 06/30/2016	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Market Value 12/31/2016	Dividend Income(1)
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$87,953	$118,913	$(206,866)	$0	$0	$0	$40
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,691	4,421	(6,112)	0	0	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	15,496	(15,496)	0	0	0	2

†	A zero balance may reflect actual amounts rounding to less than one thousand.
*	Effective September 23, 2016, the Fund was reorganized into the PIMCO Government Money Market Fund.
(1)

The tax characterization of distributions is determined in accordance with Federal income tax regulations. The actual tax characterization of distributions paid are determined at the end of the fiscal year. See Note 2(c) in the Notes to Financial Statements for more information.

SEMIANNUAL REPORT	DECEMBER 31, 2016	109

Notes to Financial Statements (Cont.)

(b) Investments in Securities

Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, the Fund does not participate in future gains (losses) with respect to the security.

Inflation-Indexed Bonds  Certain Funds may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted by the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statements of Operations, even though investors do not receive their principal until maturity.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties or investments in or originations of loans by a Fund or Funds. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans

(including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of December 31, 2016, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities provide a monthly payment which consists of both interest and principal. Interest may be determined by fixed or adjustable rates. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the

110	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including auto loans, credit card receivables, home equity loans, and student loans.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. In addition to the normal risks associated with fixed income securities discussed elsewhere in this report and each Fund’s prospectus and statement of additional information (e.g., prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk (which may be exacerbated if the interest rate payable on a structured financing changes based on multiples of changes in interest rates or inversely to changes in interest rates)), CBOs, CLOs and other CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the quality of the collateral may decline in value or default, (iii) a Fund may invest in CBOs, CLOs, or other CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches,” with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation or depreciation on investments to interest receivable on the Statements of Assets and Liabilities.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers.

SEMIANNUAL REPORT	DECEMBER 31, 2016	111

Notes to Financial Statements (Cont.)

Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To Be Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively.

Separate Trading of Registered Interest and Principal of Securities  (“STRIPS”) are U.S. Treasury fixed income securities in which the principal is separated, or stripped, from the interest and each takes the form of zero coupon securities. A STRIP is sold at a significant discount to face value and offers no interest payments; rather, investors receive payment at maturity. Zero coupon securities do not distribute interest on a current basis and tend to be subject to greater risk than interest-paying securities.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under reverse repurchase agreements.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had

112	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. A Fund will segregate assets determined to be liquid by the Manager or will otherwise cover its obligations under sale-buyback transactions.

(d) Securities Lending  The Funds listed below may seek to earn additional income by lending their securities to certain qualified broker-dealers and institutions on a short-term or long-term basis via a lending agent. Securities on loan are required to be secured by cash collateral at least equal to 102% of the domestic, or 105% of the foreign security’s market value. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower shall be required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceeding day. The Funds will then invest the cash collateral received in the PIMCO Government Money Market Fund and record a liability for the return of the collateral during the period the securities are on loan. Each Fund is subject to a lending limit of 33.33% of total assets (including the value of collateral).

The loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the lender securities identical to the loaned securities. Should the borrower of the securities fail to return loaned securities, the Fund has the right to repurchase the securities using the collateral in the open market.

The borrower pays fees at the Funds’ direction to the lending agent. The lending agent may retain a portion of the fees and interest earned on the cash collateral invested as compensation for its services. Investments made with the cash collateral are disclosed on the Schedules of Investments (if applicable). The lending fees and the Funds’ portion of the interest income earned on cash collateral are included on the Statements of Operations as securities lending income (if applicable).

Fund Name	Cash Collateral Reinvestment Vehicle
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Diversified Income Active Exchange-Traded Fund	PIMCO Government Money Market Fund
PIMCO Low Duration Active Exchange-Traded Fund	PIMCO Government Money Market Fund

(e) Short Sales  Certain Funds may enter into short sales transactions. A short sale is a transaction in which a Fund sells securities it may not own in anticipation of a decline in the fair value of the securities. Securities sold in short sale transactions and the interest payable on such securities, if any, are reflected as a liability on the Statements of Assets and Liabilities. A Fund is obligated to deliver securities at the trade price at the time the short position is covered. Possible losses from short sales may be unlimited, whereas losses from purchases cannot exceed the total amount invested.

6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds use financial derivative instruments, and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and the net

realized gain (loss) and net change in unrealized appreciation (depreciation) on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of net realized gain (loss) and net change in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price

SEMIANNUAL REPORT	DECEMBER 31, 2016	113

Notes to Financial Statements (Cont.)

on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on such movements in the price of the contracts, an appropriate payable or receivable for the change in value may be posted or collected by the Fund (“Futures Variation Margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the Futures Variation Margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write or purchase options to enhance returns or to hedge an existing position or future investment. A Fund may write call and put options on securities and financial derivative instruments it owns or in which it may invest. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Credit Default Swaptions  Certain Funds may write or purchase credit default swaptions to hedge exposure to the credit risk of an investment without making a commitment to the underlying instrument. A credit default swaption is an option to sell or buy credit protection to a specific reference by entering into a pre-defined swap agreement by some specified date in the future.

Foreign Currency Options  Certain Funds may write or purchase foreign currency options. Purchasing foreign currency options gives a Fund the right, but not the obligation to buy or sell specified amounts of currency and a rate of exchange that may be exercised by a certain date. These options may be used as a short or long hedge against possible variations in foreign exchange rates or to gain exposure to foreign currencies.

Inflation-Capped Options  Certain Funds may write or purchase inflation-capped options to enhance returns or for hedging opportunities. The purpose of purchasing inflation-capped options is to protect a Fund from inflation erosion above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in inflation-linked products.

114	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

Interest Rate-Capped Options  Certain Funds may write or purchase interest rate-capped options to enhance returns or for hedging opportunities. The purpose of purchasing interest rate-capped options is to protect a Fund from floating rate risk above a certain rate on a given notional exposure. A floor can be used to give downside protection to investments in interest rate linked products.

Interest Rate Swaptions  Certain Funds may write or purchase interest rate swaptions which are options to enter into a pre-defined swap agreement by some specified date in the future. The writer of the swaption becomes the counterparty to the swap if the buyer exercises. The interest rate swaption agreement will specify whether the buyer of the swaption will be a fixed-rate receiver or a fixed-rate payer upon exercise.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps (“Swap Variation Margin”), if any, are disclosed within centrally cleared financial derivative instruments on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. In this context, both the notional amount and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that

SEMIANNUAL REPORT	DECEMBER 31, 2016	115

Notes to Financial Statements (Cont.)

amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

Credit Default Swap Agreements  A Fund may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. A Fund may use credit default swaps on credit indices to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect. Credit default swaps on indices are instruments for protecting investors owning bonds against default, and traders use them to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the

116	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. Because a Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Volatility Swap Agreements  Certain Funds also may enter into forward volatility agreements, also known as volatility swaps. In a volatility swap, the counterparties agree to make payments in connection with changes in the volatility (i.e., the magnitude of change over a specified period of time) of an underlying referenced instrument, such as a currency, rate, index, security or other financial instrument. Volatility swaps permit the parties to attempt to hedge volatility risk and/or take positions on the projected future volatility of an underlying referenced instrument. For example, a Fund may enter into a volatility swap in order to take the position that the referenced instrument’s volatility will increase over a particular period of time. If the referenced instrument’s volatility does increase over the specified time, the Fund will receive payment from its counterparty based upon the amount by which the referenced instrument’s realized volatility level exceeds a volatility level agreed upon by the parties. If the referenced instrument’s volatility does not increase over the specified time, the Fund will make a payment to the counterparty based upon the amount by which the referenced instrument’s realized volatility level falls below the volatility level agreed upon by the parties. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price volatility of the referenced instrument and the strike multiplied by the notional amount. As a receiver of the realized price volatility, the Fund would receive the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would owe the payoff amount when the volatility is less than the strike. As a payer of the realized price volatility, the Fund would owe the payoff amount when the realized price volatility of the referenced instrument is greater than the strike and would receive the payoff amount when the volatility is less than the strike. Payments on a volatility swap will be greater if they are based upon the mathematical square of volatility (i.e., the measured volatility multiplied by itself, which is referred to as “variance”). This type of volatility swap is frequently referred to as a variance swap.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Market trading risk is the risk that an active secondary trading market for a Fund’s shares does not develop or continue, that a Fund may not continue to meet a listing exchange’s trading or listing requirements, or that Fund shares trade at prices other than the Fund’s NAV.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of an increase in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to

SEMIANNUAL REPORT	DECEMBER 31, 2016	117

Notes to Financial Statements (Cont.)

hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Convexity is an additional measure of interest rate sensitivity that measures the rate of change of duration in response to changes in interest rates. Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). At present, the U.S. and many parts of the world, including certain European countries, are at or near historically low interest rates. The Funds may be subject to heightened interest rate risk because the Fed has ended its quantitative easing program and has begun, and may continue, to raise interest rates. To the extent that the Fed continues to raise interest rates, there is a risk that rates across the financial system may raise. Further, while bond markets have steadily grown over the past three decades, dealer “market making” ability has not kept pace and in some cases has decreased. Given the importance of intermediary “market making” in creating a robust and active market, fixed income securities are currently facing increased volatility and liquidity risks. All of these factors, collectively and/or individually, could cause a Fund to lose value. If a Fund lost enough value, the Fund could face increased shareholder redemptions, which could force the Fund to liquidate investments at disadvantageous times or prices, thereby adversely affecting the Fund. Also, the Fund may be adversely affected when a large shareholder purchases or redeems large amounts of shares, which can occur at any time and may impact the Fund in the same manner as a high volume of redemption requests. Large shareholder transactions may impact the Fund’s liquidity and net asset value. Such transactions may also increase the Fund’s transaction costs or otherwise cause the Fund to perform differently than intended. Moreover, the Fund is subject to the risk that other shareholders may make investment decisions based on the choices of a large shareholder.

If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivative instruments that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency-denominated securities may reduce the Fund’s returns.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The market values of equities, such as common stocks and preferred securities or equity related investments such as futures and options, have historically risen and fallen in periodic cycles and may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Different types of equity securities may react differently to these developments. Equity securities and equity related investments generally have greater market price volatility than fixed income securities.

Management and Tracking Error Risk is the risk that the portfolio manager’s investment decisions may not produce the desired results or that an Index Fund’s portfolio may not correlate to the Fund’s Index.

Indexing risk is the risk that a Fund is negatively affected by general declines in the market segments or asset classes represented by the Fund’s Index.

Credit and Counterparty  Risks A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund minimizes concentrations of credit risk by undertaking transactions with a large number of customers and counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counter party, credit risk resides with the Fund’s clearing broker, or clearinghouse itself, rather than with a counterparty

118	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivative instruments contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities and financial derivative instruments are subject to varying degrees of credit risk, which may be reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which the Fund has unsettled or open transactions will default. PIMCO, as the Manager, minimizes counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a predetermined threshold, such counterparty shall advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

Master Netting Arrangements  A Fund may be subject to various netting arrangements (“Master Agreements”) with select counterparties. Master Agreements govern the terms of certain transactions, and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as To-Be-Announced securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Such transactions require posting of initial margin as

SEMIANNUAL REPORT	DECEMBER 31, 2016	119

Notes to Financial Statements (Cont.)

determined by each relevant clearing agency which is segregated in an account at a futures commission merchant (“FCM”) registered with the Commodity Futures Trading Commission (“CFTC”). In the United States, counterparty risk may be reduced as creditors of an FCM cannot have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedules of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

8. FEES AND EXPENSES

(a) Management Fee  PIMCO, a majority-owned subsidiary of Allianz Asset Management of America L.P. (“Allianz Asset Management”), serves as the Manager to the Trust, pursuant to an investment management agreement. Each Fund pays PIMCO fees in return for providing investment advisory, supervisory and administrative services under an all-in fee structure. Each Fund will pay monthly management fees to PIMCO at an annual rate based on average daily net assets (the “Management Fee”), at an annual rate as noted in the table below.

Fund Name	Management Fee
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	0.15%
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0.15%
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0.20%
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0.20%

Fund Name	Management Fee
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0.55%
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0.20%
PIMCO Diversified Income Active Exchange-Traded Fund	0.85%
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0.35%
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0.60%
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Low Duration Active Exchange-Traded Fund	0.55%
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0.35%
PIMCO Total Return Active Exchange-Traded Fund	0.55%

(b) Distribution and Servicing Fees  PIMCO Investments LLC (“PI”), a wholly-owned subsidiary of PIMCO, serves as the distributor (“Distributor”) of each Fund’s Creation Units. The Distributor does not maintain a secondary market in shares of the Funds. During the period ended December 31, 2016 each Fund was permitted to compensate the Distributor at an annual rate of up to 0.25% of a Fund’s average daily net assets (the “12b-1 Plan Fee”). However, the Board of Trustees has determined not to authorize payment of a 12b-1 Plan Fee at this time. The 12b-1 Plan Fee may only be imposed or increased when the Board determines that it is in the best interests of shareholders to do so. Because these fees are paid out of a Fund’s assets on an ongoing basis, to the extent that a fee is authorized, over time it will increase the cost of an investment in the Fund. The 12b-1 Plan Fee may cost an investor more than other types of sales charges.

(c) Fund Expenses  PIMCO provides or procures supervisory and administrative services for shareholders and also bears the costs of various third-party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Funds bear other expenses which are not covered under the Management Fee which may vary and affect the total level of expenses paid by shareholders, such as (i) taxes and governmental fees; (ii) brokerage fees and commissions and other portfolio transaction expenses; (iii) costs of borrowing money, including interest expense; (iv) securities lending fees and expenses; (v) fees and expenses of the Trustees who are not “interested persons” of PIMCO or the Trust, and any counsel retained exclusively for their benefit; (vi) extraordinary expense, including costs of litigation and indemnification expenses; and (vii) organizational expenses. The ratio of expenses to average net assets, as disclosed on the Financial Highlights, may differ from the annual fund operating expenses as disclosed in the Prospectus.

Each Trustee, other than those affiliated with PIMCO or its affiliates, receives an annual retainer of $35,000, plus $3,600 for each Board meeting attended in person, $750 for each committee meeting

120	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

attended and $750 for each Board meeting attended telephonically, plus reimbursement of related expenses. In addition, the audit committee chair receives an additional annual retainer of $5,000, the valuation oversight committee chair lead receives an additional annual retainer of $3,150 (to the extent there are co-leads of the valuation oversight committee, the annual retainer will be split evenly between the co-leads, so that each co-lead individually receives an additional retainer of $1,575) and the governance committee chair receives an additional annual retainer of $1,250. The Lead Independent Trustee receives an additional retainer of $3,500.

These expenses are allocated on a pro rata basis to each Fund of the Trust according to its respective net assets. The Trust pays no compensation directly to any Trustee or any other officer who is affiliated with the Manager, all of whom receive remuneration for their services to the Trust from the Manager or its affiliates.

(d) Expense Limitation  Pursuant to the Expense Limitation Agreement, PIMCO has agreed to waive or reduce its Management Fee, or reimburse a Fund, to the extent that the payment of each Fund’s organizational expenses and pro rata share of Trustee Fees, if any, exceed 0.0049%, the “Expense Limit” (calculated as a percentage of each Fund’s average daily net assets attributable to each class). The Expense Limitation Agreement will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term.

Pursuant to a Fee Waiver Agreement, PIMCO contractually agreed to waive or reduce a portion of the Management Fee for the PIMCO Total Return Active Exchange-Traded Fund.

Pursuant to a Fee Waiver Agreement, PIMCO contractually agreed to waive or reduce a portion of the Management Fee for the PIMCO Low Duration Active Exchange-Traded Fund. The Fee Waiver Agreements will automatically renew for one-year terms unless PIMCO provides written notice to the Trust at least 30 days prior to the end of the then current term. PIMCO may be reimbursed for these waived amounts in future periods, not to exceed thirty-six months after the waiver. Each waiver is reflected in the Statement of Operations as a component of Waiver and/or Reimbursement by PIMCO.

Amounts waived (under the Expense Limitation Agreement and Fee Waiver Agreements) may be reimbursed to PIMCO, provided that (1) the Fund’s annualized organizational expenses and pro rata share of Trustee Fees plus the amount reimbursed does not exceed the Expense Limit; (2) such amount paid to PIMCO will not exceed the total Reimbursement Amount, which is the portion of the Supervisory and Administrative Fee or Advisory Fee that was waived, reduced or reimbursed by PIMCO; and (3) such amount will not include any amounts previously reimbursed to PIMCO. The recoverable amounts to PIMCO at December 31, 2016, were as follows (amounts in thousands†):

	Expiring within
Fund Name	12 months	13 - 24 months	25 - 36 months	Total
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$1	$5	$6
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	0	0	2	2
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	2	5	7
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	3	3
PIMCO Diversified Income Active Exchange-Traded Fund	30	2	2	34
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	1	3	4	8
PIMCO Low Duration Active Exchange-Traded Fund	43	101	45	189

†	A zero balance may reflect actual amounts rounding to less than one thousand.

9. RELATED PARTY TRANSACTIONS

The Manager and Distributor are related parties. Fees payable to these parties are disclosed in Note 8, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended December 31,

SEMIANNUAL REPORT	DECEMBER 31, 2016	121

Notes to Financial Statements (Cont.)

2016, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	$19,053	$19,188
PIMCO Investment Grade Corporate Bond Exchange-Traded Fund	7,082	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	5,200
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	852,034	751,697
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	5,022	2,362
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	1,486	0
PIMCO Low Duration Active Exchange-Traded Fund	2,945	2,918
PIMCO Total Return Active Exchange-Traded Fund	5,737	7,283

†	A zero balance may reflect actual amounts rounding to less than one thousand.

10. GUARANTEES AND INDEMNIFICATIONS

Under the Trust’s organizational documents, each Trustee or officer of the Trust is indemnified and each employee or other agent of the Trust (including the Trust’s investment manager) may be indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

11. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended December 31, 2016, were as follows (amounts in thousands†):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$36,922	$36,001	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange Traded Fund	15,521	18,447	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	170,036	169,483	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,170	4,911	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	1,341	1,862	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	2,101	323,629	370,721
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	1,374	0	71,337	13,419
PIMCO Diversified Income Active Exchange-Traded Fund	27,474	23,708	10,710	13,031
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	624,116	525,039	1,549,401	1,183,512
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	48,459	51,144	26,232	41,286
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	65,810	38,032
PIMCO Low Duration Active Exchange-Traded Fund	349,413	329,278	24,902	10,630
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	28,496	26,843
PIMCO Total Return Active Exchange-Traded Fund	8,521,064	8,501,061	159,683	413,902

†	A zero balance may reflect actual amounts rounding to less than one thousand.

12. CAPITAL SHARE TRANSACTIONS

Capital shares are issued and redeemed by a Fund only in Creation Units or multiples thereof. Except when aggregated in Creation Units, shares of a Fund are not redeemable. Transactions in capital shares for a Fund are disclosed on detail in the Statements of Changes in Net Assets.

122	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

The consideration for the purchase of Creation Units of a Fund generally consists of a basket of cash and/or securities that the Fund specifies each business day. Authorized Participants may be charged transaction fees as set forth below. To offset transfer and other transaction costs associated with the issuance and redemption of Creation Units, Authorized Participants are subject to standard creation and redemption transaction fees payable directly to State Street Bank and Trust Company, the sub-administrator of the Funds. PIMCO may, from time to time, at its own expense, compensate purchasers of Creation Units who have purchased substantial amounts of Creation Units and other financial institutions for administrative or marketing services. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable charge up to the maximum amount shown in the table below.

Standard Creation/ Redemption Transaction Fee*	Maximum Additional Variable Charge for Cash Creations**	Maximum Additional Variable Charge for Cash Redemptions**
$500	3.00%	2.00%

*	Applicable to in-kind contributions or redemptions only.
**	As a percentage of the cash amount invested or received.

13. INVESTMENT TRANSACTIONS

For the period ended December 31, 2016, certain Funds had in-kind contributions and in-kind redemptions as follows (amounts in thousands):

Fund Name	Contributions	Redemptions
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$42,719	$58,328
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	22,415	286,397
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	65,444	44,635
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	20,280	21,122
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	14,620	41,146
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	582,755	418,848
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	72,497	41,838

The in-kind contributions and in-kind redemptions in this table may not agree with the Fund Share Transactions on the Statements of Changes in Net Assets. The table represents the accumulation of each Fund’s daily net shareholder transactions while the Statements of Changes in Net Assets reflect gross shareholder transactions including any cash component of the transactions.

14. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

PIMCO, the investment manager of the PIMCO Total Return Active Exchange-Traded Fund (“BOND”), has entered into a settlement agreement with the SEC that relates to BOND.

The settlement relates to disclosures regarding BOND’s performance attribution during the first four months of its existence in 2012 and the valuation of 43 smaller-sized positions of non-agency mortgage-backed securities using third-party vendor prices, as well as PIMCO’s policies and procedures related to these matters.

The settlement resolves the SEC’s investigation of BOND.

The foregoing speaks only as of the date of this report.

15. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

A Fund may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of December  31, 2016, the Funds have recorded no liability for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years

SEMIANNUAL REPORT	DECEMBER 31, 2016	123

Notes to Financial Statements (Cont.)

ending in 2013-2015, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of their last fiscal year ended June  30, 2016, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†). The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	06/30/2017	06/30/2018	06/30/2019
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	363
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	0	0
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	0	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June  30, 2016, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	13,651	4,402
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	4,199	8,579
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	3,850	6,941
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	167	710
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	43,065	74,959
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	620	806
PIMCO Enhanced Short Maturity Active Exchange-Traded Fund	1,722	3,005
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	3,530	5,495

124	PIMCO ETF TRUST

December 31, 2016 (Unaudited)

	Short-Term	Long-Term
PIMCO Intermediate Municipal Bond Active Exchange-Traded Fund	$1,682	$215
PIMCO Low Duration Active Exchange-Traded Fund	1,604	741
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	190	26
PIMCO Total Return Active Exchange-Traded Fund	1,959	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

As of December  31, 2016, the aggregate cost and the net unrealized appreciation (depreciation) of investments for Federal income tax purposes are as follows (amounts in thousands†):

Fund Name	Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)(1)
PIMCO 1-3 Year U.S. Treasury Index Exchange-Traded Fund	$0	$0	$0	$0
PIMCO 25+ Year Zero Coupon U.S. Treasury Index Exchange-Traded Fund	0	0	0	0
PIMCO 1-5 Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0
PIMCO 15+ Year U.S. TIPS Index Exchange-Traded Fund	0	0	0	0
PIMCO Broad U.S. TIPS Index Exchange-Traded Fund	0	0	0	0
PIMCO 0-5 Year High Yield Corporate Bond Index Exchange-Traded Fund	0	0	0	0
PIMCO Investment Grade Corporate Bond Index Exchange-Traded Fund	0	0	0	0
PIMCO Diversified Income Active Exchange-Traded Fund	0	0	0	0
PIMCO Enhanced Short Maturity Strategy Active Exchange-Traded Fund	0	0	0	0
PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund	0	0	0	0
PIMCO Intermediate Municipal Bond Strategy Active Exchange-Traded Fund	0	0	0	0
PIMCO Low Duration Active Exchange-Traded Fund	0	0	0	0
PIMCO Short Term Municipal Bond Active Exchange-Traded Fund	0	0	0	0
PIMCO Total Return Active Exchange-Traded Fund	0	0	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, treasury inflation protected securities (TIPS), sale/buyback transactions, real estate investment trusts (REITs), defaulted bond marked-to-market adjustment and accrual on convertible preferred stock for federal income tax purposes.

16. SUBSEQUENT EVENTS

On February 15, 2017, the Board approved the liquidation of the PIMCO Diversified Income Active Exchange-Traded Fund and PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund. The liquidation of the PIMCO Diversified Income Active Exchange-Traded Fund and PIMCO Global Advantage® Inflation-Linked Bond Active Exchange-Traded Fund is expected to occur on April 7, 2017.

There were no other subsequent events identified that require recognition or disclosure.

SEMIANNUAL REPORT	DECEMBER 31, 2016	125

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
AZD	Australia and New Zealand Banking Group	FBF	Credit Suisse International	NAB	National Australia Bank Ltd.
BCY	Barclays Capital, Inc.	FOB	Credit Suisse Securities (USA) LLC	NGF	Nomura Global Financial Products, Inc.
BOA	Bank of America N.A.	GLM	Goldman Sachs Bank USA	RBC	Royal Bank of Canada
BOM	Bank of Montreal	GRE	RBS Securities, Inc.	RDR	RBC Capital Markets
BOS	Banc of America Securities LLC	GST	Goldman Sachs International	RYL	Royal Bank of Scotland Group PLC
BPG	BNP Paribas Securities Corp.	HUS	HSBC Bank USA N.A.	SAL	Citigroup Global Markets, Inc.
BPS	BNP Paribas S.A.	JPM	JPMorgan Chase Bank N.A.	SCX	Standard Chartered Bank
BRC	Barclays Bank PLC	JPS	JPMorgan Securities, Inc.	SOG	Societe Generale
BSN	Bank of Nova Scotia	KCG	Knight Capital Group	SSB	State Street Bank and Trust Co.
CBK	Citibank N.A.	MEI	Merrill Lynch International	TDM	TD Securities (USA) LLC
DEU	Deutsche Bank Securities, Inc.	MSB	Morgan Stanley Bank, N.A	TOR	Toronto Dominion Bank
DUB	Deutsche Bank AG	MSC	Morgan Stanley & Co., Inc.	UAG	UBS AG Stamford
FAR	Wells Fargo Bank National Association	MYC	Morgan Stanley Capital Services, Inc.

Currency Abbreviations:
AUD	Australian Dollar	GBP	British Pound	NZD	New Zealand Dollar
BRL	Brazilian Real	IDR	Indonesian Rupiah	RUB	Russian Ruble
CAD	Canadian Dollar	ILS	Israeli Shekel	SEK	Swedish Krona
CHF	Swiss Franc	INR	Indian Rupee	SGD	Singapore Dollar
CLP	Chilean Peso	JPY	Japanese Yen	THB	Thai Baht
CNH	Chinese Renminbi (Offshore)	KRW	South Korean Won	TWD	Taiwanese Dollar
COP	Colombian Peso	MXN	Mexican Peso	USD (or $)	United States Dollar
DKK	Danish Krone	MYR	Malaysian Ringgit	ZAR	South African Rand
EUR	Euro

Exchange Abbreviations:
CBOT	Chicago Board of Trade	CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
CDX.HY	Credit Derivatives Index - High Yield	CPI	Consumer Price Index	FRCPXTOB	France Consumer Price ex-Tobacco Index
CDX.IG	Credit Derivatives Index - Investment Grade	CPTFEMU	Eurozone HICP ex-Tobacco Index	MCDX	Municipal Bond Credit Derivative Index
CMBX	Commercial Mortgage-Backed Index	CPURNSA	Consumer Price All Urban Non-Seasonally Adjusted Index	UKRPI	United Kingdom Retail Price Index
CPALEMU	Euro Area All Items Non-Seasonally Adjusted Index

Municipal Bond or Agency Abbreviations:
AGM	Assured Guaranty Municipal	NPFGC	National Public Finance Guarantee Corp.	PSF	Public School Fund
BHAC	Berkshire Hathaway Assurance Corporation

Other Abbreviations:
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds			STRIPS	Separate Trading of Registered Interest and Principal of Securities
BBR	Bank Bill Rate	FDIC	Federal Deposit Insurance Corp.	TBD	To Be Determined
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TIIE	Tasa de Interés Interbancaria de Equilibrio “Equilibrium Interbank Interest Rate”
BTP	Buoni del Tesoro Poliennali	LIBOR	London Interbank Offered Rate	YOY	Year-Over-Year
CDO	Collateralized Debt Obligation	NCUA	National Credit Union Administration
CLO	Collateralized Loan Obligation	PIK	Payment-in-Kind

126	PIMCO ETF TRUST

Approval of Investment Management Agreement

(Unaudited)

Approval of Renewal of the Investment Management Agreement

At a meeting held on August 15-16, 2016, the Board of Trustees (the “Board”) of PIMCO ETF Trust (the “Trust”), including the Trustees who are not “interested persons” of the Trust under the Investment Company Act of 1940, as amended (the “Independent Trustees”), considered and unanimously approved the renewal of the Investment Management Agreement (the “Agreement”) between the Trust, on behalf of each of the Trust’s series (the “Funds”), and Pacific Investment Management Company LLC (“PIMCO”) for an additional one-year term through August 31, 2017. Under the Agreement, PIMCO provides investment advisory services, as well as supervisory and administrative services, to each Fund for a single management fee (“unified fee”).

The information, material factors and conclusions that formed the basis for the Board’s approval are summarized below.

1. Information Received

(a) Materials Reviewed:  During the course of the past year, the Trustees received a wide variety of materials relating to the services provided by PIMCO to the Trust. At each of its quarterly meetings, the Board reviewed the Funds’ investment performance and a significant amount of information relating to Fund operations, including shareholder services, valuation and custody, the Funds’ compliance program and other information relating to the nature, extent and quality of services provided by PIMCO to the Trust and each of the Funds. In considering whether to approve the renewal of the Agreement, the Board reviewed additional information, including, but not limited to, comparative industry data with regard to investment performance, advisory and supervisory and administrative fees and expenses, financial information for PIMCO, information regarding the profitability to PIMCO of its relationship with the Funds, information about the personnel providing investment management services, other advisory services and supervisory and administrative services to the Funds, and information about the fees charged and services provided to other clients with similar investment mandates as the Funds, where applicable. In addition, the Board reviewed materials provided by counsel to the Trust and the Independent Trustees, which included, among other things, memoranda outlining legal duties of the Board in considering the renewal of the Agreement.

(b) Review Process:  In connection with considering the renewal of the Agreement, the Board reviewed written materials prepared by PIMCO in response to requests from counsel to the Trust and the Independent Trustees encompassing a wide variety of topics. The Board requested and received assistance and advice, among other things, regarding applicable legal standards from counsel to the Trust and the

Independent Trustees, and reviewed comparative fee and performance data prepared at the Board’s request by Lipper, Inc. (“Lipper”), an independent provider of investment company performance information and fee and expense data. The Board received presentations on matters related to the Agreement and met both as a full Board and in a separate session of the Independent Trustees, without management present, at the August 15-16, 2016 meeting. The Independent Trustees also conducted a telephonic meeting with counsel to the Trust and the Independent Trustees in advance of the August 15-16, 2016 meeting to discuss the materials presented and other matters deemed relevant to their consideration of the renewal of the Agreement. In addition, the Independent Trustees requested and received additional information from PIMCO including, but not limited to, information related to profitability and comparative performance information.

The approval determination was made on the basis of each Trustee’s business judgment after consideration and evaluation of all the information presented. Individual Trustees may have given different weights to certain factors and assigned various degrees of materiality to information received in connection with the approval process. In deciding to approve the renewal of the Agreement, the Board did not identify any single factor or particular information that, in isolation, was controlling. The discussion below is intended to summarize the broad factors and information that figured prominently in the Board’s consideration of the renewal of the Agreement, but is not intended to summarize all of the factors considered by the Board.

2. Nature, Extent and Quality of Services

(a) PIMCO, its Personnel, and Resources:  The Board considered the depth and quality of PIMCO’s investment management process, including: the experience, capability and integrity of its senior management and other personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address changes in the Funds’ asset levels. The Board also considered the various services in addition to portfolio management that PIMCO provides under the Agreement. The Board noted that PIMCO makes available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, performance and portfolio accounting. The Board also noted PIMCO’s commitment to investing in information technology and infrastructure supporting investment management and compliance, as well as PIMCO’s continuing efforts to attract, retain and promote qualified personnel and to maintain and enhance its resources and systems. The Board considered PIMCO’s policies, procedures and systems reasonably designed to assure compliance with applicable laws and regulations and its commitment to further developing and strengthening these programs, its oversight of matters that may involve conflicts of interest between the Funds’ investments and those of other

SEMIANNUAL REPORT	DECEMBER 31, 2016	127

Approval of Investment Management Agreement (Cont.)

accounts managed by PIMCO, and its efforts to keep the Trustees informed about matters relevant to the Funds and their shareholders. The Board also considered PIMCO’s continuous investment in new disciplines and talented personnel, which has enhanced PIMCO’s services to the Funds and has allowed PIMCO to introduce innovative new funds over time.

The Trustees considered information they had received about the steps that PIMCO has taken with respect to active management of counterparty risk, such as implementing procedures requiring daily collateral adjustments and frequent communication between credit analysts and the Counterparty Risk Committee, which oversees counterparty risk on a firm-wide basis, continually evaluating requests to add or remove approved counterparties as market needs and conditions warrant. The Trustees also considered that PIMCO has continued to strengthen the process it uses to assess the financial stability of counterparties with which the Funds do business, to manage collateral and to protect the Funds from an unforeseen deterioration in the creditworthiness of trading counterparties. The Trustees noted that, consistent with its fiduciary duty, PIMCO executes transactions through a competitive best execution process and uses only those counterparties that meet its stringent and monitored criteria. The Trustees considered that PIMCO’s collateral management team utilizes a counterparty risk system to analyze portfolio level exposure and collateral being exchanged with counterparties.

In addition, the Trustees considered new services and service enhancements that PIMCO has implemented since the Board renewed the Agreement in 2015, including, but not limited to: continuing enhancement of analytics and technology systems; enhancing data processing and security and development tools and applications; continuing investment in its enterprise risk management function, including PIMCO’s cybersecurity program; building specialized talent in the PIMCO Global Advisory Board and continuing to hire new portfolio managers; continuing to expand the Funds Business Group global operating model; developing a website monitoring application to ensure accurate data content; engaging a third-party to perform an independent assessment of the application utilized for income servicing and enhancing the application to provide portfolio managers with more timely and high quality quarterly reporting; establishing a Fund Treasurer’s Office to provide, among other things, guidance with respect to industry and regulatory initiatives; advancing technology developers in global tax management application; conducting an end-to-end review of State Street IMS, custodian and pricing vendor connectivity in connection with the pricing function; continuing development of Pricing Portal to improve identification and feedback to vendors regarding valuations; continuing extensive pricing vendor due diligence; and partnering with Boston Financial Data Services, Inc. to establish secondary call center and other call center enhancements. The

Trustees also considered the Funds’ outflows over recent periods, including whether the decline in the Funds’ assets and the reduction in PIMCO’s total assets under management materially impacted the service quality or resource available to the Funds. The Trustees concluded that there has been no adverse impact to service quality or resources available to the Funds. In addition, the Board considered the investment in derivatives by certain active ETFs, and how PIMCO assesses and manages risk with respect to the use of derivatives by the Funds, as applicable.

Ultimately, the Board concluded that the nature, extent and quality of services provided by PIMCO under the Agreement are likely to continue to benefit the Funds and their shareholders.

(b) Other Services:  The Board also considered the nature, extent and quality of supervisory and administrative services provided by PIMCO to the Funds under the Agreement. The Board considered the terms of the Agreement, under which the Trust pays for the supervisory and administrative services provided pursuant to that agreement under the unified fee. In return, PIMCO provides or procures certain supervisory and administrative services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs. The Board noted that the scope and complexity, as well as the costs, of the supervisory and administrative services provided by PIMCO under the Agreement continue to increase. The Board considered PIMCO’s provision of these services and its supervision of the Trust’s third party service providers to assure that these service providers continue to provide a high level of service relative to alternatives available in the market.

Ultimately, the Board concluded that the nature, extent and quality of the services provided by PIMCO has benefited, and will likely continue to benefit, the Funds and their shareholders.

3. Investment Performance

The Board reviewed information from PIMCO concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 and other performance data, as available, over short- and long-term periods ended June 30, 2016 (the “PIMCO Report”) and from Lipper concerning the Funds’ performance, as available, over short- and long-term periods ended May 31, 2016 (the “Lipper Report”).

The Board considered information regarding both the short- and long-term investment performance of each Fund relative to its peer group and relevant benchmark index as provided to the Board in advance of each of its quarterly meetings throughout the year, including the PIMCO Report and Lipper Report, which were provided in advance of the August 15-16, 2016 meeting. The Trustees noted that, as of June 30, 2016, the Trust had accumulated $11 billion in assets under management since its launch, and that the PIMCO Enhanced Short

128	PIMCO ETF TRUST

(Unaudited)

Maturity Exchange-Traded Fund and the PIMCO Total Return Exchange-Traded Fund were currently the largest and third-largest actively managed Funds, respectively. The Board also noted that although the Funds generally performed well versus their benchmarks, PIMCO did not expect certain Funds, for structural reasons, to outperform their benchmarks on an after-fee basis over longer time horizons. The Board discussed with PIMCO the reasons for the underperformance of certain Funds. The Board considered that, for these reasons, PIMCO believes it is often more appropriate to compare the performance of such Funds to a comparative universe.

The Board considered PIMCO’s discussion of the intensive nature of managing bond funds, noting that it requires the management of a number of factors, including: varying maturities; prepayments; collateral management; counterparty management; pay-downs; credit and corporate events; workouts; derivatives; net new issuance in the bond market and extensive research for new issuances; and decreased market maker inventory levels. The Board noted that in addition to managing these factors, PIMCO must also balance risk controls and strategic positions in each portfolio it manages, including the Funds. Despite these challenges, the Board noted PIMCO’s ability to generate “alpha” (i.e., non-market correlated excess performance) for its clients over time, including the Trust.

The Board ultimately concluded, within the context of all of its considerations in connection with the Agreement, that PIMCO’s performance record and process in managing the Funds indicates that its continued management is likely to benefit the Funds and their shareholders, and merits the approval of the renewal of the Agreement.

4. Management Fee and Total Expenses

The Board considered that PIMCO seeks to price funds to scale at the outset with reference to the total expense ratios of the respective Lipper median, if available, while providing a premium for innovative investment offerings. PIMCO reported to the Board that, in proposing fees for any Fund, it considers a number of factors, including, but not limited to, the type and complexity of the services provided, the cost of providing services, and the risk assumed by PIMCO in the development of products. Fees charged to or proposed for different Funds for management services may vary in light of these various factors. The Board considered that fund pricing generally is not driven by comparison to passively-managed products. The Board also considered that PIMCO reviews the Funds’ fee levels and carefully considers reductions where appropriate.

The Board reviewed the management fee and total expenses of each Fund (each as a percentage of average net assets) and compared such amounts with the average and median fee and expense levels of other similar funds. With respect to the management fee, the Board reviewed data from Lipper that compared the average and median management fees of other funds in a “Peer Group” of comparable funds, as well as the universe of other similar funds. The Board noted that the total expense ratio for many of the Funds was equal to or less than the median expenses of comparable funds in the Peer Group. The Board considered that certain of the actively-managed Funds offered by PIMCO are unique strategies with no competitors in the marketplace and that the Lipper Report compares these Funds to a mix of active and index exchange-traded funds. The Board compared each Fund’s total expenses to other funds in the Lipper Expense Group, and found each Fund’s total expenses to be reasonable.

The Board also reviewed data comparing the Funds’ management fees to the standard and negotiated fee rates PIMCO charges to separate accounts and to other investment companies (both as adviser and sub-adviser) with similar investment strategies. The Board noted that PIMCO, for a number of Funds in the Trust, does not currently manage separate accounts with similar investment strategies. In cases where the fees for other clients were lower than those charged to the Funds, the Trustees noted that the differences in fees may be attributable to various factors, including, but not limited to, differences in the levels of services provided by PIMCO to the Funds, the manner in which other clients may be managed and different legal and regulatory requirements. The Board also considered that PIMCO may charge lower fees to other clients when PIMCO serves as sub-adviser rather than adviser, as PIMCO performs fewer and generally less extensive services, often as outlined by contract, to maintain and to support sub-advised business.

The Board considered the Funds’ unified fee structure, under which each Fund pays for the advisory and supervisory and administrative services it requires for one set fee. In return for this unified fee, PIMCO provides or procures such services and bears the costs of various third party services required by the Funds, including audit, custodial, portfolio accounting, legal, transfer agency and printing costs, as well as the costs of qualifying and listing Fund shares with any securities exchange or other trading system. The Board considered that the unified fee leads to Fund fees that are fixed, rather than variable. The Board noted that, although the unified fee structure does not have breakpoints, it implicitly reflects economies of scale by fixing the absolute level of Fund fees at competitive levels even if the Funds’ operating costs rise when assets remain flat or decrease. The Board considered that the Funds’ unified fee structure meant that fees were not impacted by recent outflows in certain Funds, unlike funds without a unified fee structure, which may see increased expense ratios when fixed costs are passed through to a smaller asset base. The Board concluded that each Fund’s fees were reasonable in relation to the value of the services provided, and that the unified fee represents, in effect, a cap on overall Fund fees, which is beneficial to the Funds and their shareholders.

SEMIANNUAL REPORT	DECEMBER 31, 2016	129

Approval of Investment Management Agreement (Cont.)

(Unaudited)

The Board noted that PIMCO had contractually agreed to reduce total annual fund operating expenses for each newly organized Fund by waiving a portion of its management fee or reimbursing the Fund, to the extent that any organizational expenses and the pro rata share of the Trust’s Trustees’ fees attributable to the Fund exceeds 0.0049% during the Fund’s first fiscal year.

Based on the information presented by PIMCO and Lipper, members of the Board determined that, in the exercise of their business judgment, the management fee charged by PIMCO under the Agreement, as well as the total expenses of each Fund, are reasonable.

5. Adviser Costs, Level of Profits and Economies of Scale

The Board reviewed information regarding PIMCO’s costs of providing services to the Funds as a whole, as well as the resulting level of profits to PIMCO, noting that PIMCO’s overall margin with respect to the Trust was lower than in the previous year due to a decrease in revenue. The Board noted that it had received information regarding the structure and manner in which PIMCO’s investment professionals were compensated, and PIMCO’s view of the relationship of such compensation to the attraction and retention of quality personnel. The Board considered PIMCO’s need to invest in technology, cyber security, information security, shareholder privacy, business continuity planning, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements.

With respect to potential economies of scale, the Board noted that PIMCO shares the benefits of economies of scale with the Funds and their shareholders in a number of ways, including through the pricing of Funds to scale from inception and the enhancement of services provided to the Funds in return for fees paid. The Board considered that the Funds’ unified fee rates had been set competitively and/or priced to scale from inception, had been held steady at that scaled competitive rate for most Funds as assets grew, or as assets declined in the case of some Funds, and continued to be competitive compared with peers. The Board also considered the substantial investments PIMCO has made in order to support the operational and technological issues required to support exchange-traded funds as compared to traditional mutual funds, including enhancements related to the creation/redemption process and trade processing systems. The Board also considered that the unified fee is a transparent means of informing a Fund’s shareholders of the fees associated with the Fund, and that the Fund bears certain expenses that are not covered by the management fee. The Board further considered the challenges that arise when managing large funds, which can result in certain “diseconomies” of scale.

The Trustees considered that the unified fee has provided inherent economies of scale because a Fund maintains competitive fixed unified fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints may be a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unified fee structure, funds with “pass through” fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unified fee protects shareholders from a rise in operating costs that may result from, among other things, PIMCO’s investments in various business enhancements and infrastructure, including those referenced above. The Trustees noted that PIMCO’s investments in these areas are extensive.

The Board concluded that each Fund’s cost structure was reasonable and that the unified fee structure inherently involves the sharing of economies of scale between PIMCO and each Fund, to the benefit of their respective shareholders.

6. Ancillary Benefits

The Board considered other benefits realized by PIMCO and its affiliates as a result of PIMCO’s relationship with the Trust, including possible ancillary benefits to PIMCO’s institutional investment management business due to the reputation and market penetration of the Trust. The Board also reviewed PIMCO’s soft dollar policies and procedures, noting that while PIMCO has the authority to receive the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the Funds, it has adopted a policy not to enter into contractual soft dollar arrangements.

7. Conclusions

Based on their review, including their comprehensive consideration and evaluation of each of the broad factors and information summarized above, the Independent Trustees and the Board as a whole concluded that the nature, extent and quality of the services rendered to the Funds by PIMCO supported the renewal of the Agreement. The Independent Trustees and the Board as a whole concluded that the Agreement continued to be fair and reasonable to the Funds and their shareholders, that the Funds’ shareholders received reasonable value in return for the fees paid to PIMCO by the Funds under the Agreement, and that the renewal of the Agreement was in the best interests of the Funds and their shareholders.

130	PIMCO ETF TRUST

General Information

Investment Manager

Pacific Investment Management Company LLC

650 Newport Center Drive

Newport Beach, CA 92660

Distributor

PIMCO Investments LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent

State Street Bank

1 Heritage Drive

Quincy, MA 02171

Legal Counsel

Dechert LLP

1900 K Street N.W.

Washington, D.C. 20006

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of the PIMCO ETF Trust.

ETF4001SAR_123116

Item 2.	Code of Ethics.

The information required by this Item 2 is only required in an annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert.

The information required by this Item 3 is only required in an annual report on this Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

The information required by this Item 4 is only required in an annual report on this Form N-CSR.

Item 5.	Audit Committee of Listed Registrants.

The information required by this Item 5 is only required in an annual report on this Form N-CSR.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Trust’s Board of Trustees since the Trust last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a) The principal executive officer and principal financial & accounting officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))), are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the last fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE—Code of Ethics is not applicable for semiannual reports.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO ETF Trust

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Peter G. Strelow
Peter G. Strelow
President (Principal Executive Officer)

Date: February 24, 2017

By:	/s/ Trent W. Walker
Trent W. Walker
Treasurer (Principal Financial & Accounting Officer)

Date: February 24, 2017